united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Income Fund
(IIXAX, IIXCX, IIXIX)
Catalyst Enhanced Income Strategy Fund
(EIXAX, EIXCX, EIXIX)
Catalyst/MAP Global Balanced Fund
(TRXAX, TRXCX, TRXIX)
Catalyst/CIFC Floating Rate Income Fund
(CFRAX, CFRCX, CFRIX)
Catalyst/SMH High Income Fund
(HIIFX, HIICX, HIIIX)
Catalyst/SMH Total Return Income Fund
(TRIFX, TRICX, TRIIX)
Catalyst Interest Rate Opportunity Fund
(Formerly, Catalyst/Stone Beach Income Opportunity Fund)
(IOXAX, IOXCX, IOXIX)

June 30, 2022

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT

TABLE OF CONTENTS

Investment Review	Page 1

Schedules of Investments	Page 33

Statements of Assets and Liabilities	Page 73

Statements of Operations	Page 74

Statements of Changes in Net Assets	Page 75

Financial Highlights	Page 78

Notes to Financial Statements	Page 92

Auditors Opinion	Page 108

Supplemental Information	Page 110

Trustees Table	Page 129

Expense Example	Page 131

Privacy Notice	Page 132

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Insider Income Fund (IIXAX, IIXCX, IIXIX)

Dear Shareholders,

The Catalyst Insider Income Fund (the “Fund”) holds a portfolio of short-term bonds issued by corporations whose executives are purchasing shares of the company’s common stock. Our historical research indicates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. The intuition is that corporate insiders would not take an equity stake if the company were in jeopardy of bankruptcy. During times of economic uncertainty, we think it is even more important to look at the insider buying actions of corporate executives as they are the people who understand their company’s credit situation the best.

Corporate bond issuances hit a record high in 2020 and continued to remain near all-time highs in 2021. As we entered 2022, corporate bond issuances have tapered off from historical highs but still remain robust in spite of a turbulent fixed income market. This trend implies that there is ample market demand for high quality U.S corporate bonds, giving corporations the ability to refinance debt and improve their balance sheets. As a result, this has made short-term issuances even more of an attractive investment opportunity given that we seek to invest in companies with fortress balance sheets. The first six months of 2022 left most asset classes and sectors significantly in the red. The S&P 500 TR Index declined -19.96% through 6/30/2022, its worst first half of a year since 1970. Investment-grade corporate bonds have dropped -14.40% through 6/30/2022, suffering its worst first half on record and performing worse than every other major category of debt in the U.S. With more interest rate hikes set to come from the Fed in 2022, we continue to believe that remaining short duration offers the best way to navigate the current volatility and uncertainty across financial markets.

In the worst first half of a year in decades for global markets, the Catalyst Insider Income Fund (IIXIX) managed to outperform the Bloomberg U.S. Aggregate Bond Index by over 200 basis points YTD. The continued relative outperformance has enabled the Fund to maintain its Morningstar rating of 5-stars for the period ending June 30, 2022, based on five-year risk-adjusted returns, out of 488 funds in the Short-Term Bond category. For the five-year period, IIXIX generated an annualized return of +2.00%, outpacing the Morningstar Short-Term Bond category return of +1.08%.

During the past year, the Fund held a number of positions in what we consider ideal bonds: bonds that are short duration, where the executives are purchasing the firm’s common stock, and the company has what we believe to be very high-quality credit fundamentals. By using the insider buying signal as the first step in our credit evaluation process, we have identified a number of bonds that we believe have been overlooked by the market and possess superior yields to bonds of comparable credit fundamentals. We believe that the market has a general overreliance on the credit rating agencies when it comes to evaluating the riskiness of corporate debt. Events that impact a company’s creditworthiness happen in real-time whereas credit updates from the credit ratings agencies happen sporadically at best. We believe this provides us with opportunities to identify undervalued bonds of companies with very high-quality credit fundamentals before the market does.

One company in our portfolio where we have seen considerable insider buying is with SoFi Technologies, Inc. (SOFI). SOFI operates as a digital financial services company. In the last few months, we have seen significant insider buying from several executives at the firm, most notably from CEO Anthony Noto. Since the beginning of March 2022, Noto has purchased over 290,000 shares of SOFI for over $2.3mm. For reference, that is more than two and a half times his 2021 base salary. We continue to believe that SoFi is a disruptive, secular growth story with near-term catalysts for improved profitability. In January 2022, SoFi received regulatory approval to become a national bank. This charter has allowed them to expand their offerings of financial products and services to compete more closely with traditional banks. As of June 30th, our position in SOFI was 7% of the portfolio and one of our highest conviction positions. The bond has an attractive yield to maturity of 9.9% as of 6/30/2022.

Catalyst Capital Advisors LLC | 646-827-2761

The Fund’s total returns for the fiscal year through 06/30/22 and since inception through 06/30/22 as compared to the Bloomberg 1-3 Year U.S. Government/Credit Index were as follows (unaudited):

	Fiscal Year	Since Inception
	(06/30/22)	(07/29/14) [1]
Class A	-8.06%	0.86%
Class C	-8.76%	0.15%
Class I	-7.79%	1.14%
Bloomberg 1-3 Year U.S. Government/Credit Index	-3.56%	1.04%
Class A with Sales Charge	-12.40%	0.24%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Going forward throughout the rest of 2022, we expect the markets to continue to remain volatile, especially as the risk of a recession rises as monetary policy tightens further. We believe active managers have an opportunity to outperform their benchmarks for the remainder of the year. We also believe the front end of the yield curve offers the best risk-reward investment profile at this time as longer-term bonds currently do not yield enough to adequately compensate investors for taking duration risk. Maintaining short duration minimizes rate uncertainty risk and corresponding interest rate risk, helping fund returns.

The Fund remains well positioned from a credit and sector specific standpoint, minimizing idiosyncratic risk and maximizing mispriced bonds to capture yield. As of 6/30/2022, the yield to maturity of the Fund was 7.3% with a duration of only 2.7. The yield that we are achieving now implies that we have more than sufficient yield coverage to help mitigate potential rate increases going forward. Yields for bonds within our target range of maturity of one to four years have risen significantly over the last few months. With the Catalyst Insider Income Fund, we seek to achieve high current income with low interest rate sensitivity by investing in short-term bonds of companies whose executives are purchasing the company’s common stock. We believe there is significant upside within the portfolio that will give the Fund an opportunity to outperform its category in the next fiscal year. We remain confident in the credit quality of all of our positions. Since inception of the Fund in 2014, we have not had a single bond in the portfolio default.

The Fund holds a relatively concentrated portfolio of short-term bonds of companies experiencing insider buying activity. We believe that this insider buying signal allows us to identify opportunities in short-term bonds that will outperform the broad market bond indexes over time with limited credit risk and interest rate risk. Taking into consideration the circumstances of implementing the Fund’s initial portfolio, we are pleased with the performance of the Fund and are confident in the long-term potential of the Fund and strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Income Fund, and we are pleased that you have decided to share in our vision.

Sincerely,

David Miller and Charles Ashley

Co-Portfolio Managers

Catalyst Capital Advisors LLC | 646-827-2761

Important Risk Information

Investors should carefully consider the investment objectives, risks, charges and expenses of the Catalyst Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-866-447-4228 or at www.CatalystMF.com. The prospectus should be read carefully before investing. The Catalyst Funds are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Catalyst Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

Investing in the Fund carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. The Fund may invest in lower-quality, non-investment grade bonds. Non-investment grade corporate bonds are those rated Ba or lower by Moody’s or BB or lower by S&P (also known as “junk” bonds). Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. These factors may affect the value of your investment.

[1]	Since inception returns assume an inception date of 07/29/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6829-NLD-08112022

Catalyst Insider Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	-8.06%	1.69%	0.86%
Class A with load	-12.40%	0.71%	0.24%
Class C	-8.76%	1.00%	0.15%
Class I	-7.79%	2.00%	1.14%
Bloomberg 1-3 Year U.S. Government/Credit Index(a)	-3.56%	1.07%	1.04%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.37% for Class A, 2.12% for Class C and 1.12% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg 1-3 Year U.S. Government/Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Investors cannot invest direct in an index.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Specialty Finance	25.1%
Asset Management	24.6%
Health Care Facilities & Services	9.5%
Internet Media & Services	7.1%
Real Estate Investment Trusts	6.9%
Steel	5.1%
Aerospace & Defense	4.8%
Technology Hardware	4.4%
Institutional Financial Services	4.0%
Software	3.3%
Other/Cash & Equivalents	5.2%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Enhanced Income Strategy Fund (EIXAX, EIXCX, EIXIX)

Dear Fellow Shareholders,

The Catalyst Enhanced Income Strategy Fund seeks to generate current income via investments in structured credit, predominantly investing in seasoned non-agency residential mortgage-backed securities. The Fund’s dividend is paid monthly and is a function of the true yield of the underlying mortgage bonds and thus the mortgages backing them. The Fund’s second largest allocation is to commercial mortgage-backed securities (CMBS). Additionally, the Fund invests a small percentage in agency mortgage interest-only securities, which exhibit negative duration. These bonds enhance income and provide a positive carry embedded interest rate hedge within the portfolio. The Fund seeks growth in the NAV via active management, affording the Fund the opportunity to capture bid-to-offer spreads rather than paying them, resulting in best execution and some uncorrelated alpha, as well as enhanced liquidity. The Fund seeks to capitalize on the inefficiencies present in this over-the-counter traded market.

This past year has been challenging for most facets of fixed income. Inflation fears and rising interest rates combined with a general macro risk-off trade have caused most fixed income assets to go lower in price. Fortunately, due to the credit strength of our investments and our tactful investment thesis, we have fared considerably better than our benchmark (EIXIX outperformed the Bloomberg U.S. Aggregate Bond Index by 850 bps from 6/30/21 to 6/30/22).

We are excited about the opportunity in our market that has been created by rising rates and macro fears. Roughly two-thirds of the Fund is invested in legacy RMBS bonds, which now have underlying mortgages with loan-to-value ratios (LTVs) in the range of 30% to 40% (meaning 60+% home equity). In addition to the protection at the loan level, our bonds often have additional credit enhancement by way of subordination in the bond deal. Now that these loans are in the latter half of their lives, most of the borrower’s payment is principal and not interest. Therefore, every month that goes by, these RMBS bonds effectively become safer. Due to macro uncertainty and higher rates, these assets now yield more than they have in years and are safer than they were in the past. We are anxious to put more capital to work at these relatively high all-in yields. For example, one year ago, generic RMBS senior bonds yielded 3.5-4% and now yield 6-7%, and they are safer now than they were then.

The trading environment has become more robust in the last several months as spreads widened and some forced sellers emerged. While it is still accretive and enhances the Fund’s liquidity, active management likely has a muted impact as the size of the Fund grows. We will always employ this management style, particularly because of its impact when volatility increases. The management style helped us to outperform last year on a relative basis versus many similar strategies.

The Fund has a small positive-carry interest rate hedge (~5% of the Fund) by way of agency interest-only mortgage bonds. Agency mortgages exhibit negative convexity, meaning that when interest rates come down, refinancing picks up dramatically, hence shortening the life of the mortgage and when rates rise, the duration or average life of a mortgage extends. We targeted interest-only bonds carved off pools of 2% and 2.5% agency mortgages, expecting those to experience little to no prepay while rates rose. The interest rate move in the past year is one of the fastest rises in history. Therefore, most fixed income funds and our benchmark had a very difficult year. Our Fund, on the other hand, significantly outperformed its benchmark partly due to this small allocation to agency IO bonds.

Over the past year, we have added an allocation to commercial mortgage-backed securities. This segment of the market is ripe with dislocation following the Covid-19 pandemic and its impact on commercial real estate. We seek investments high in the capital structure that trade cheap relative to where they should due to the circumstances today. This allocation approached 20% at end of Q1 2022. These investments performed well through 2021 and the first quarter of 2022. Unfortunately, as spreads widened, CMBS was more vulnerable and added to our negative performance in the second quarter. Overall, this has been a positive addition to our portfolio, and we expect it to supplement our performance going forward while providing some additional diversification benefits to the Fund.

Catalyst Capital Advisors LLC | 646-827-2761

Fund Investment Strategy

The Fund invests primarily in seasoned non-agency residential mortgage-backed securities (RMBS) that were created pre-Great Financial Crisis. These loans benefit from seasoning. The loans have de-levered through natural amortization as well as housing price appreciation. We look for asymmetric positively skewed risk/reward securities, which we feel are insulated from any current or imminent credit losses. These securities that the Fund invests in are at or near the top of the capital structure, which make them relatively insulated from losses by the deal structure’s credit enhancement (i.e., preference over bonds junior to the respective tranche we are buying). The order of priority of payments in a typical deal’s capital structure pays interest and principal to the most senior bonds first. This typically results in the senior most bonds having the shortest remaining term in the capital structure. The typical weighted average life of these securities is generally in the four-to-five-year range.

The sub-advisor uses its extensive quantitative skills as well as its network of relationships to source securities for the Fund. We favor those investments that offer better liquidity than others, while still offering relatively high yield for the respective risks. These higher-yielding securities pay interest monthly and typically pay principal monthly, which is passed along to investors via dividends. For each prospective investment, the sub-advisor examines deal structure, underlying loans characteristics, and historical performance of the loans in each respective issue. We then apply stress scenarios when analyzing each individual security to ensure these bonds can hold up to weaker housing prices, greater defaults, and related risks.

Our active trading approach, which seeks to take advantage of some of the opacity and inefficiencies in the structured credit market, has been beneficial to the Fund and should continue to enhance returns.

Fund Performance

The Catalyst Enhanced Income Strategy Fund (EIXIX) returned +6.76% annualized and +25.71% total since its inception in December 31, 2018, beating its benchmark, the Bloomberg U.S. Aggregate Bond Total Return Index1, by 5.86% annualized and 22.55% total. The Fund’s returns for the period ended June 30, 2022 were as follows:

Share Class/Benchmark	1 Year	Since Inception [2]
Class A	-2.03%	6.51%
Class C	-2.74%	5.70%
Class I	-1.79%	6.76%
Bloomberg Barclays U.S. Agg. Bond TR Index (1)	-10.29%	0.90%
Class A w/ Sales Charge	-7.64%	4.72%

*	Inception: 12/31/2018

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outperformance was driven by our investment selection, specific selection to agency MBS interest-only securities, as well as our active trading approach. Despite the challenges across the board in fixed income, our outperformance versus our benchmark was significant.

Vanilla legacy non-agency RMBS senior bond spreads widened from around +150 to approximately +300. This spread widening caused prices to drop across the board. The Fund was not immune to this spread widening, but our selection of relatively short bonds with high current yield helped mitigate some of the downward pressure to returns.

The relatively small position in agency interest-only bonds (which exhibit negative duration) had a positive impact on the Fund, particularly in the first quarter of 2022. The U.S. 10-year government bond yield rose from yielding

Catalyst Capital Advisors LLC | 646-827-2761

1.46% to 3.01%. We anticipated a rise in rates and allocated appropriately to these agency interest-only bonds at the end of 2021. The returns on many of these securities exceeded 20% and offset much, if not, all of the interest rate induced losses on the remainder of the portfolio. In the last couple of months as these securities did what we expected them to do, we have slightly curtailed the position.

The vast majority of the Fund’s portfolio consists of fixed rate, but relatively short bonds, which have some mark-to-market impact when interest rates move. We feel that our mixture of these bonds, along with some floating rate securities and the sleeve of agency interest-only securities, harmonizes together to mitigate our exposure to interest rates.

Overall, our portfolio is positioned to be relatively agnostic with respect to rates and credit. This sets us up to perform in a variety of different market scenarios.

Summary

Legacy non-agency RMBS still provides some of the best opportunity in fixed income from both an income and total return perspective, and we believe this asset class is particularly compelling compared to corporate bonds. This has become evident as the Fund outperformed its benchmark, Bloomberg U.S. Aggregate Bond Total Return Index, by 8.50% (Class I) and 8.26% (Class A) from June 30, 2021 through June 30, 2022.

We are confident that highly seasoned, de-levered mortgage bonds will continue to perform well despite the challenging macroeconomic backdrop. The propensity for a homeowner to default who has between 60% and 70% home equity is slim. Despite some recent headline noise surrounding a softening housing market from higher interest rates, we do not expect to see credit deterioration. The seasoning of the loans and credit protection of the bonds in the bond deals make these investments unique.

We expect our active approach should continue to enhance returns as the market remains fragmented with materially wider credit spreads since last year. All-in yields are the most attractive they have been in many years across the board for structured credit. For these reasons, we are highly optimistic for the Fund’s future. Importantly, the Fund’s mandate is broad within structured credit and the team has the ability to move about between different subsectors actively seeking the most attractive risk/reward investments.

Sincerely,

Leland Abrams

Lead Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Bloomberg Barclays US Aggregate Bond Index: A market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

[2]	Since inception returns assume inception date of 12/31/2018. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6855-NLD-08222022

Catalyst Enhanced Income Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmarks:

		Annualized
	1 Year Return	Since Inception**
Class A	-2.03%	6.51%
Class A with load	-7.64%	4.72%
Class C	-2.74%	5.70%
Class I	-1.79%	6.76%
Bloomberg U.S. Aggregate Bond Index(a)	-10.29%	0.90%
Bloomberg U.S. Mortgage Backed Securities Index(b)	-9.03%	-0.08%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.04% for Class A, 2.79% for Class C and 1.79% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fix-rated taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest direct in an index.

(b)	The Bloomberg US Mortgage Backed Securities (MBS) Index tracks fixed-rate agency mortgage backed passthrough securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. Investors cannot invest direct in an index.

**	Inception date is December 31, 2018.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Security Type	% of Net Assets
Collateralized Mortgage Obligations	34.0%
Non Agency CMBS	24.8%
Home Equity	13.3%
Residential Mortgage	12.7%
U.S. Government & Agency Obligations	9.4%
Other ABS	0.7%
Manufactured Housing	0.3%
Other/Cash & Equivalents	4.8%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst/MAP Global Balanced Fund (TRXAX, TRXCX, TRXIX)

Dear Fellow Shareholders:

The Catalyst/MAP Global Balanced Fund’s (the “Fund”) total returns for the fiscal year, 5-year and since inception periods through 06/30/22, as compared to the MSCI All Country World Stock Index 1, 50% MSCI ACWI/50% BoFA ML A-AAA 1-3yr US Corp.2, and the 50% MSCI AWCI Value/50% BoFA ML A-AAA 1-3yr US Corp3 were as follows (unaudited):

Fund vs. Index Performance	Fiscal Year	5 Years	Since Inception[4]
Class A without sales charge	-4.90%	3.31%	4.87%
Class A with sales charge	-10.37%	2.09%	4.30%
Class C	-5.57%	2.54%	4.08%
50% MSCI ACWI/50% BoFA ML A-AAA 1-3yr US Corp.[2]	-9.48%	4.77%	5.01%
50% MSCI ACWI Value/50% BoFA ML A-AAA 1-3yr US Corp. [3]	-5.41%	3.57%	4.29%
MSCI All Country World Stock Index[1]	-15.37%	7.54%	8.05%
Class I (Inception Date – 6/6/14)	-4.61%	3.60%	3.51%
MSCI All Country World Stock Index[1]	-15.37%	7.54%	6.76%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

These last twelve months have been a tale of two cities when it comes to the broader markets. Stocks finished 2021 on a strong note, climbing to new all-time highs despite a choppy September, inflationary pressures, and the return of COVID-19 infections and the shutdowns that followed. However, in 2022, new challenges arose in the form of the Russian invasion of Ukraine, 40-year high inflation levels, and an aggressive Federal Reserve Bank trying to stop inflation in its tracks by beginning to take back years of excessive stimulus, causing markets to enter bear market territory. All three major U.S. indexes posted their second straight quarter of declines. U.S. stocks posted their worst first half in over 52 years as valuation levels contracted from near -record high levels. The S&P 500 printed its worst half-year since 1970. The Dow had its most significant first half drop since 1962 and the NASDAQ saw its largest percentage drop ever. Not surprisingly, stocks with the loftiest valuations generally performed the worst, while those with more modest valuations lost ground but were generally spared from the worst of the declines. Globally, the picture was not much different, as most countries face similar inflationary pressures. We are beginning to see Wall Street’s inflationary expectations impact the bond market as well. Recall that the bond market had one of its worst starts to a new year during the first quarter, as inflationary fears gripped the market. During the second quarter, the yield curve flattened, with short-term rates rising and longer -dated maturities stabilizing. (Note that the Fed tends to have much greater sway over the shorter end of the curve than the longer).

As it pertains to the Fund, performance exceeded that of our primary and secondary benchmark for the year excluding sales charges, while including sales charges, it trailed both. Relative to the primary benchmark, the Fund experienced better performance in every sector with the exception of energy. While we have positioned the portfolio to weather the inflation storm, we chose to do so via the agricultural and materials spaces rather than in energy, as we believe they are not subject to as many governmental headwinds such as energy and with less economic cyclicality than traditional base metals. And while we do not have direct exposure to the energy sector, we do have holdings in several utilities with energy exposure, namely National Fuel Gas and UGI, Inc. Last year, we increased our weighting towards Treasury Inflation-Protected Securities (TIPS) in our income-based strategies as a hedge

Catalyst Capital Advisors LLC | 646-827-2761

against inflation. Prices of these securities have fallen despite inflation hitting four-decade highs. This was a negative contributor to performance for the year. With that said, however, the day -to-day pricing of TIPS has more to do with the market’s long-term inflationary forecasts than recent inflation data.

The top five contributors to performance for the year were National Fuel Gas (NFG), +30.17%; Mosaic (MOS), +49.38%; Bunge (BG), +18.64%; Orange (ORAN), +10.21%; and Johnson & Johnson (JNJ), +10.51%. Not surprisingly, the vast majority of our top performers were inflation plays. Inversely, the top five detractors to performance for the year were Micron Technology (MU), -34.7%; Groupe Bruxelles Lambert (GBLB BB), -23.15%; Grupo Herdez (HERDEZ* MM), -31.4%; Cisco Systems Inc (CSCO), -17.38%, and eBay (EBAY), -37.91%.

While we believe that inflation is likely nearing its peak for this cycle, it will likely remain well above the Fed’s stated targets for an extended period. As such, we remain comfortable with the inflation names we own for reasons mentioned above. Additionally, we have confidence in the materials names in the Fund, such as Anglo American (AAL LN), as we believe the movement toward less fossil fuel consumption will create a favorable backdrop for copper over the long term. As a reminder, as value investors, we not only require a stock to have an attractive valuation to be included in our portfolios but are also insistent on having a catalyst to unlock the value that we believe the stock possesses.

Looking at the portfolio activity during the year, turnover remains low. During the period we exited the shares of Thungela Resources Limited (TGA LN) we received when parent company Anglo American PLC (AAL LN) spun off the division. Thungela is a coal miner in South Africa and given the long-term shift away from fossil fuels we felt it was prudent to dispose of the shares. We also disposed of our shares of Verizon Communications (VZ). We sold the shares in favor of adding shares of AT&T (T) as we felt the company was better positioned to gain subscribers. Additionally, we believed the company’s spin off of Warner Media and ultimate merger with Discovery (now WBD) would ultimately unlock long-term value given media mogul John Malone’s interest in the name. Shares of AT&T have gone on to outperform shares of Verizon since the shift. We also disposed of shares of Grupo Herdez (HERDEZ* MM) and utilized the proceeds to purchase shares of Unilever (UL). Our purchase of Unilever was driven by a number of catalysts, the most significant one being the possibility for the company to split into two business units, thereby unlocking long-term shareholder value. Our final disposition was GrainCorp (GNC AU), as risk/reward no longer made sense in a balanced strategy as a result of strong performance in the shares. Lastly, we added three other names, eBay (EBAY), Home Depot (HD), and Kratos Defense & Security (KTOS).

Going forward, although only history will tell, if/when we enter a recession, we suspect that we are currently in a mild one, although a fair amount of Wall Street economists still believe one can be avoided. While the job market remains strong, with the jobless rate remaining a historically low 3.6% in June, coupled with better-than-expected hiring, there are signs – particularly from big technology companies – that the rate of hiring is due to slow down. The employment situation is an essential barometer in that the unemployment rate has increased every time there was a U.S. recession. This increase was as little as 1.9 percentage points in 1960 and 1961 and as much as 11.2 percentage points in 2020. The median increase in the jobless rate among all twelve post-World War II recessions was 3.5 percentage points. In fact, the U.S. did not escape any of those recessions with a jobless rate below 6.1%. However, the unusually high number of unfilled jobs in the U.S. makes this barometer challenging to predict. More than eleven million job openings remain unfilled in six of the past seven months, four million more monthly openings than was typical before COVID-19 hit the economy in early 2020. At the same time, labor is scarce, making firms reluctant to fire their workers. The Bureau of Labor Statistics June nonfarm payroll data is evidence that this trend is continuing. Should this persist, we believe the Fed will find it much more difficult to fight inflation and deliver on their dual mandate.

Given our previously stated expectation that the economy will likely face multiple years of elevated inflation, we remain comfortable holding TIPS. As it pertains to our other bond holdings, we are keeping our maturities short (under two years) as the flatness of the yield curve does not create a favorable risk/reward environment for long-dated bonds. Currently, the average weighted maturity for the Fund is just under 1.6, with an average rating of B+ and a weighted average yield-to-maturity of 2.29%. Our 70/30 asset allocation remains unchanged, with a favoring towards equities.

Catalyst Capital Advisors LLC | 646-827-2761

Assuming we are presently in a recession (or soon to enter one), we suspect it will last longer than average in terms of duration. Our belief that the current economic downturn may last longer is due to the excessive government tools used to stimulate the economy, negating their recent efforts to quash it. In short, the Fed does not have the tools it needs to lift the economy out of a recession. With the Fed’s balance sheet near all-time high levels and the Fed Funds rate below 2%, there are no meaningful levers for the Fed to pull. Recall that it was the combination of perpetual Quantitative Easing (QE) that took the Fed’s balance sheet to over $9 trillion and three aggressive fiscal stimulus programs that created the inflation firestorm the Fed is trying to extinguish. An about-face on either front to help an ailing economy will stir inflation fears that much more.

Given current economic uncertainties coupled with policy missteps, we believe this year’s midterms may carry more investment sway than most other elections. Going through bear markets and recessions are never enjoyable experiences but, regrettably, are a natural part of investing. The best advice to adhere to is never to act emotionally, but rather to stay the course. We take comfort in owning quality companies with attractive valuations which generate solid dividend income. While no one can predict near-term market directions with absolute certainty, over the long-haul, equities have historically proven themselves to be long-term builders of wealth and, as value investors, value stocks have a demonstrated history of performing well during periods of inflation.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The MSCI All Country World Stock Index (MSCI ACWI) is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Balanced Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

[2]	Represents a 50%50% blend of the MSCI ACWI and the BofA Merrill Lynch U.S. Corp A-AAA 1-3 Year TR Index.

[3]	Represents a 50%/50% blend of the MSCI ACWI Value Index and the BofA Merrill Lynch U.S. Corp A-AAA 1-3 Year TR Index.

[4]	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6826-NLD-08112022

Catalyst/MAP Global Balanced Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmarks:

	1 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception**
Class A	-4.90%	3.31%	5.14%	4.87%
Class A with load	-10.37%	2.09%	4.52%	4.30%
Class C	-5.57%	2.54%	4.36%	4.08%
Class I	-4.61%	3.60%	N/A	3.51%
MSCI All Country World Stock Index(a)	-15.37%	7.54%	9.32%	8.05%
MSCI All Country World Stock Value Index Gross(b)	-7.47%	5.03%	7.69%	6.56%
ICE BofA ML A-AAA 1-3yr U.S. Corp. Index(c)	-3.74%	1.47%	1.59%	1.60%
50% MSCI ACWI U.S./50% ICE BofA ML A-AAA 1-3yr U.S. Corp. Index(d)	-9.48%	4.77%	5.61%	5.01%
50% MSCI ACWI U.S. Value Index Gross/50% ICE BofA ML A-AAA 1-3yr U.S. Corp. Index(e)	-5.41%	3.57%	4.83%	4.29%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.01% for Class A, 2.76% for Class C, and 1.76% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The MSCI All Country World Stock Index is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. Investors cannot invest directly in an index.

(b)	The MSCI All Country World Stock Value Index Gross captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Investors cannot invest directly in an index.

(c)	The ICE BofA ML A-AAA 1-3yr U.S. Corp. Index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. Investors cannot invest directly in an index.

(d)	The 50% MSCI AWCI U.S./50% ICE BofA ML A-AAA 1-3yr US Corp. Index. is made up of two indices; ICE BofA ML U.S. Corporate & Government 1-3yrs Index, and MSCI AC World Index. Investors cannot invest directly in an index.

(e)	The 50% MSCI AWCI U.S Value Index Gross/50% ICE BofA ML A-AAA 1-3yr U.S. Corp. Index. is made up of two indices; ICE BofA ML U.S. Corporate & Government 1-3yrs Index, and MSCI AC World Value Index Gross. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Biotech & Pharma	17.7%
Leisure Facilities & Services	8.4%
Telecommunications	8.2%
U.S. Government & Agencies	5.3%
Gas & Water Utilities	5.2%
Cable & Satellite	5.1%
Food	5.0%
Tobacco & Cannabis	4.4%
Chemicals	3.8%
Semiconductors	3.7%
Other/Cash & Equivalents	33.2%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst/CIFC Floating Rate Income Fund (CFRAX, CFRCX, CFRIX) (unaudited)

Dear Fellow Shareholders:

Three consecutive years of double-digit returns for U.S. equities as well as tremendous, liquidity-fueled rallies for many other asset classes were quickly forgotten seemingly as the clock struck midnight on 2021. A revaluation storm swept through the global financial markets as the Federal Reserve declared war on the not-so-transitory inflation, which had been brewing for months, and with it brought a change in the prevailing liquidity regime. Yields and volatility surged, impacting most risk assets, as investors prepared for interest rate hikes and the end of quantitative easing much faster than many previously expected. Stimulus withdrawal and all the tribulations it brings was set to be the prevailing theme of the new year until Russia launched a real war, stunning the world with its invasion of Ukraine in the final week of February. A hot war on the European continent added a new dimension to an investment landscape already fraught with challenges. With that, the second main theme to drive price action across financial markets became elevated volatility as investors had to all at once navigate a seismic geopolitical risk, rate hikes, ongoing supply chain disruptions and the strongest inflation narrative in four decades.

The Russia/Ukraine crisis produced an immediate negative impact on global growth, energy prices, agriculture scarceness, as well as other commodity inputs, whose economic and inflationary shocks have continued to reverberate through global economies. The conflict was also framed as inflationary by the Federal Reserve and other central banks, who kicked off a near coordinated rate hiking cycle in March in the face of an unfolding and intensifying invasion, dashing investor hopes for a dovish pivot. These two tectonic shocks rocking risk assets resulted in a historically bad first half of the year for stocks, bonds and practically every other asset class outside of commodities. The S&P 500 dropped 20.6%, its worst six months in a year since 1970. The DJIA’s 15.3% first-half drop was its worst since 1962, while declines of 29.5% in the Nasdaq and 23.9% in the Russell 2000 marked both indexes’ worst first halves on record. The Bloomberg Barclay’s U.S. Aggregate Index fell 10.4%, which is also its worst first half on record, based on data going back to 1975. Record losses were seen across the Treasury, Investment Grade and High Yield bond markets. The extreme volatility experienced by the rates markets was stunning. The sheer number of 10 or greater basis point moves in either direction for U.S. 10Y Treasury yields is unprecedented in prior market revaluation episodes. Meanwhile, the move in the U.S. 5Y Treasury notes was the second largest selloff for the tenor in the last 30 years. Overall, the yield curve twisted, flattened and inverted at times and at certain maturities, further suggesting slower growth and a possible contraction. Not surprisingly, and much to the misery of many retail investors, there had never been a worse first half for the classic 60/40 portfolio in the past three decades, with the traditional investment strategy plunging 16%.

Against this complex and dynamic backdrop, the U.S. senior secured corporate loan market was a bright spot and a pillar of stability through much of the first half of 2022. The floating-rate asset class enjoyed material outperformance and record demand as investors sought inflation and duration shelter. Loan prices rallied to a 7-year high of $99.08 at the start of the year while yields fell to a record low of 4.11% in anticipation of the hiking cycle. Despite the rise in uncertainty, credit fundamentals remained supportive. Ratings upgrades continued to outpace downgrades with the upgrade/downgrade ratio at 1.2x. In addition, the LTM default rate finished the first quarter of 2022 at 0.19%, the lowest since April 2012 and just 4 basis points above the all-time lows last seen in 2007. Primary issuance markets were also buoyant with activity and setting their own records for both LBO and M&A financings. However, both supply and demand ground to a halt, with retail demand turning negative despite aggressive interest rate increases from the Federal Reserve as months of heavy volatility, war and disappointing macroeconomic data forced investors to further reprice growth sharply lower. Inflation worries turned into stagflation whispers which morphed into full-blown recession fears and the negative

Catalyst Capital Advisors LLC | 646-827-2761

feedback loop which had weighed heavily on the broader financial markets since the start of 2022 finally leaked into the credit markets in the second quarter of the year.

Loans were under heavy selling pressure for two consecutive months in May and June. The combined losses for the S&P LSTA Leveraged Loan Index racked up to 4.66%, the biggest two month decline since the pandemic. Secondary loan prices retreated to $92.16, the lowest level since August 2020, marking a painful 532bps drop for the period and a near 7-point decline from the highs of January. As the omnipresent volatility continued to bleed into the loan market, secondary prices experienced unusually large moves for the relatively stable loan asset class. These losses brought the loan market’s first half of 2022 return to -4.55%, the second worst performance for any comparable period since 2008. Despite this, loans significantly outperformed both equities and most parts of the fixed income universe, which remained in deep negative territory. The turbulent macro background ensured the underperformance of the lowest rated names, a prominent theme that was on display since the start of the new year and a reversal of the 18-month long post pandemic low-quality rally. Heightened uncertainty pushed investors to seek the safety of higher quality credit. Nowhere else was this more apparent than in the gap between CCC-rated loans and the highest rated single B names. This gap widened to the highest level in over a year amid growing concerns around lower-rated borrowers’ ability to weather a growth slow down and service their debt in a rising rate environment.

For the Catalyst / CIFC Floating Rate Income Fund, the events of Russia/Ukraine as well as the persistent inflationary environment meant a full re-underwrite exercise of the portfolio. This re-underwrite exercise had a focus not only on possible first order exposure to Russia, Ukraine or Belarus, which was virtually non-existent, but mainly on second and third derivative risks from sustained higher input costs and further effects of depressed demand. The same analysis was also carried out from an industry standpoint. The Fund continued to underweight the lowest rated risk while opportunistically rotating into higher quality B rated issues and away from possible downgrade risks. We have been positioned in issues that we believe to be better insulated from general economic weakness due to their higher quality, larger size, and/or more defensive exposure to growth cyclicality. Although the Fund was not fully immune from the loan market downturn experienced in May and June, the higher quality positioning bias as well as the higher than usual cash position, which was built up as the invasion progressed, helped keep full year losses through 6/30/2022 to 3.61% and significantly outperform the Fund’s benchmark, the S&P LSTA Leveraged Loan Index 100, which fell 4.21%.

Performance

The Catalyst/CIFC Floating Rate Income Fund’s total returns for the one-year, five-year and since inception periods through 06/30/22 as compared to the S&P LSTA Levg. Loan 100 TR Index were as follows (unaudited):

Fund vs. Index Performance	1 Year	5 Years	Since Inception[1]
Class A without sales charge	-3.91%	3.26%	3.24%
Class A with sales charge	-8.48%	2.27%	2.71%
Class C	-4.63%	2.48%	2.46%
Class I	-3.78%	3.49%	3.49%
S&P LSTA Levg. Loan 100 TR Index[2]	-4.21%	2.43%	2.86%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

Catalyst Capital Advisors LLC | 646-827-2761

Outlook

The global economy experienced tectonic shocks that rocked the geopolitical order, monetary policy considerations, supply chains and globalization broadly. The world is in a very different position than it was a year ago, when pandemic recovery was still the main concern. Domestically, the U.S. economy has started to show the full impact of high inflation and the Federal Reserve’s fight against it with the U.S entering a technical recession at the end of 2Q22. Nevertheless, many markets have moved ahead of the decelerating economy as investors became convinced that a Fed pivot is coming. It is notable that the central bank, having delivered 225 basis points of rate hikes through the first half of 2022, is now only one 75 basis point rate increase away from bringing the fed funds rate back to where it was in July 2019 and the peak of the last cycle. However, with inflation running north of 9% this is not yet at the finish line for the inflation focused Fed. More interest rate increases are coming in the months ahead. With that in mind, we expect more of the same - inflation, growth, interest rate and volatility themes to continue. A focus across our portfolios is the assessment of the corporate response to these ongoing macro challenges. So far, earnings have been reassuring, balance sheets remain relatively healthy and cashflows supportive of debt loads. Credit spreads and the yield curve as well will be closely watched. Recently, credit spreads have increased materially. However, they are not currently suggesting the level of economic or corporate stress last seen during periods such as the U.S. sovereign downgrade of 2011; the growth scare of the first quarter of 2016; or the pandemic panic of 2020. We believe that at these levels, credit spreads and prices are compensating investors for far ranging and high loss default scenarios. The technicals for loans are relatively balanced and the default environment still extremely benign. History has shown that default cycles typically begin three or four years after the first rate increase, although the liquidity crisis of March 2020 underlines that we should take nothing for granted. We cannot claim clairvoyance to the ultimate outcome, but we do understand that the downside risks include an economic contraction or even a recession, stubborn inflation and persistent volatility. We believe that portfolios have to be positioned more defensively against this backdrop.

Sincerely,

CIFC Asset Management LLC

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Since inception returns assume inception date of 12/31/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[2]	The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest loan facilities in the leveraged loan market. It mirrors the market-value weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments.

6863-NLD-08232022

Catalyst/CIFC Floating Rate Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	(3.91)%	3.26%	3.24%
Class A with load	(8.48)%	2.27%	2.71%
Class C	(4.63)%	2.48%	2.46%
Class I	(3.78)%	3.49%	3.49%
S&P/LSTA U.S. Leveraged Loan 100 Index (a)	(4.21)%	2.43%	2.86%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds are 1.60% for Class A and 2.35% for Class C, and 1.35% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to November 2018 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current sub-advisor.

(a)	The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly in an index.

**	Inception date is December 31, 2012.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Software	12.4%
Healthcare Facilities & Services	11.7%
CLO	7.8%
Technology Services	7.6%
Commercial Support Services	5.9%
Insurance	5.1%
Leisure Facilities & Services	4.8%
Retail - Discretionary	4.1%
Institutional Financial Services	2.7%
Telecommunications	2.6%
Other/Cash & Equivalents	35.3%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst/SMH High Income Fund (HIIFX, HIICX, HIIIX) (unaudited)

Dear Fellow Shareholders,

The Catalyst/SMH High Income Fund (the “Fund”) seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in a portfolio of lower rated, high yield corporate bonds, convertible securities, and asset-backed securities. During FY 2022, the Fund underperformed its benchmark, the ICE BofA Merrill Lynch High Yield Cash Pay Index, due to single-name security selection and underweights in certain sectors that were not down as much as others.

Investment Strategy

The Fund invests in a non-diversified group of lower-rated, high yield U.S. corporate bonds and convertible securities. The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their lower credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than 10 years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate through an improvement in credit quality, among other reasons.

To select the securities in which to invest, the Sub-Advisor conducts fundamental credit research on each issuer. Securities may be sold when the Sub-Advisor believes that the securities no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and chooses its investments from, the following types of securities:

●	Corporate debt: Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

●	Preferred stocks: Preferred stock is corporate stock that pays set dividends to its holders.

●	Convertible securities: Bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

Fund Performance

The Fund’s total returns for the periods ended 06/30/22 are shown below as compared to the ICE BofA Merrill Lynch High Yield Cash Pay Index (J0A0)1 (unaudited):

	Fiscal Year	3 Years	5 Years	10 Years	Since Inception[2]
Class A without sales charge	-17.26%	0.67%	2.21%	0.26%	2.21%
Class A with sales charge	-21.19%	-0.95%	1.22%	-0.23%	1.86%
Class C without sales charge	-17.91%	-0.09%	1.43%	-0.49%	1.45%
ICE BofA Merrill Lynch High Yield Cash Pay Index	-12.58%	-0.04%	1.95%	4.39%	5.88%
Class I (Inception Date – 07/01/13)	-17.06%	0.92%	2.46%	N/A	0.05%
ICE BofA Merrill Lynch High Yield Cash Pay Index	-12.58%	-0.04%	1.95%	N/A	3.82%

Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current

Catalyst Capital Advisors LLC | 646-827-2761

performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund underperformed its benchmark during FY 2022. Our underperformance can be primarily attributed to individual security selection, our participation in certain negatively performing sectors, and our lack of participation in some of the top performing sectors, as defined by the Bloomberg Barclays U.S. High Yield Index3. The bottom three performing sectors were Natural Gas (-17.81%), Communications (-16.25%), and Brokerage Asset Managers Exchanges (-15.31%). The top three performing sectors were Energy (-7.43%), Other Industrial (-10.39%), and Transportation (-10.45%). As a concentrated high conviction manager, performance can be greatly impacted both positively and negatively by participation or lack of participation in market sectors and individual securities.

For the fiscal year, the Index was under pressure as the markets had to contend with inflation, continued supply chain disruptions, labor shortages, rising Federal Reserve rates, the Russia/Ukraine conflict and the potential for a recession. During June, the Fed raised rates 75 bps, the largest increase since 1994, followed by another hike of 75 bps in July (following the completion of the fiscal year) in order to stave off inflationary pressures. As the Fed fights inflation via rates and quantitative tapering, this may potentially slow the economy or trigger a recession as consumers reduce spending. With a few exceptions, companies we hold have managed the way we like to see as bondholders by increasing balance sheet liquidity and reducing overhead. These actions are how companies react in times of crisis. Based on the corporate actions that the rest of our companies have taken, we feel very good about how we are positioned.

Outlook and Summary

Our portfolio was not designed with a benchmark in mind, but rather constructed to deliver a high level of income with strong total returns. As an active manager, we continue our pursuit to identify new opportunities to deploy into the portfolio. While there is volatility in the asset class, we believe that this will create more opportunities and higher levels of income during 2022.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, believes that below investment grade bonds are attractive on a risk vs. reward basis. There are many unique opportunities that we feel we will be able to exploit in the current market environment. As spreads have widened out and yields have increased, we are seeing many more attractive buying opportunities in the current market environment. As the market reprices risk, we look forward to the opportunity to buy back in on areas that we believe have been oversold and have outsized returns over a full market cycle.

While market factors can change quickly and there is no guarantee, long-term, we anticipate total returns to be the income yield of the portfolio, plus our goal is to achieve realized gains from positive credit events, less negative credit events, and extra realized gain from the duration of portfolio positions shortening and being able to sell at favorable prices.

As a high conviction manager, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the Index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMHCA consistently emphasizes the following strategies in an attempt to add returns above the interest income:

Rolling Down the Curve

As the holdings get shorter in maturity, the “spread” also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving “out” the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Catalyst Capital Advisors LLC | 646-827-2761

Event Driven

These opportunities had, or are expected to have, a certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event-driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating, or complexity of the company’s remaining debt structure.

As of June 30, 2022, the Fund’s top holdings were as follows (unaudited):

Top 10 Holdings
PBF Logistics, L.P. / PBF Logistics Finance Corporation 6.875%, Due 05/15/2023	5.64%
Hello Group, Inc. 1.25%, Due 07/01/2025	5.30%
BATH & BODY WORKS INC 6.75%, DUE 07/01/2036	5.29%
Titan International, Inc. 7%, Due 04/30/2028	5.05%
Rayonier AM Products, Inc. 7.625%, Due 01/15/2026	4.79%
WisdomTree Investments, Inc. 3.25%, Due 06/15/2026	4.36%
Rite Aid Corporation 8%, Due 11/15/2026	4.33%
NIO, Inc. 0.5%, Due 02/01/2027	4.28%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corporation 5.25%, Due 05/15/2027	4.25%
Uber Technologies, Inc. 8%, Due 11/01/2026	4.24%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2022. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2022, the portfolio was allocated in the following fashion (unaudited).

Sector Allocation
Internet & Media Services	11.33%
Retail-Discretionary	9.86%
Asset Management	8.61%
Oil & Gas Services & Equipment	8.44%
Automotive	8.28%
Oil & Gas Producers	7.59%
Specialty Finance	6.61%
REIT	6.12%
Machinery	5.05%
Other	28.11%
Total	100.00%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2022 .

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above-market total returns in perspective for our clients.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

Catalyst Capital Advisors LLC | 646-827-2761

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The ICE BofA Merrill Lynch High Yield Cash Pay Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt U.S. municipal, DRD-eligible and defaulted securities are excluded from the Index. The Catalyst/SMH High Income Fund may or may not purchase the types of securities represented by the ICE BofA Merrill Lynch US Cash Pay High Yield Index.

[2]	Since inception returns assume inception date of Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[3]	Catalyst/SMH uses the Bloomberg Barclays U.S. High Yield Index as a data proxy when its primary benchmark data is not readily available. The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As, and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors. Exclusions: Structured notes with embedded swaps or other special features, Private placements, floating rate securities, and Eurobonds. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. Index Rules: Must have at least one year to final maturity regardless of call features. Must have at least $150 million par amount outstanding. Must be rated high-yield (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be high-yield. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Must be dollar-denominated and non-convertible. Must be publicly issued.

S&P Ratings Definitions: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that

Catalyst Capital Advisors LLC | 646-827-2761

could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

6857-NLD-08222022

Catalyst/SMH High Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception **	Annualized Since Inception ***
Class A	(17.26)%	2.21%	0.26%	2.21%	N/A
Class A with load	(21.19)%	1.22%	(0.23)%	1.86%	N/A
Class C	(17.91)%	1.43%	(0.49)%	1.45%	N/A
Class I	(17.06)%	2.46%	N/A	N/A	0.05%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	(12.58)%	1.95%	4.39%	5.88%	3.82%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses are 2.05% for Class A, 2.80% for Class C and 1.75% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to September 2013 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current sub-advisor.

(a)	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an index.

**	Inception date is May 21, 2008 for Class A and Class C.

***	Inception date is July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Internet Media & Services	11.2%
Retail-Discretionary	9.7%
Asset Management	8.4%
Oil & Gas Services & Equipment	8.2%
Automotive	8.1%
Oil & Gas Producers	7.4%
Specialty Finance	6.5%
Real Estate Investment Trusts	6.0%
Machinery	5.0%
Metals & Mining	4.9%
Other/Cash & Equivalents	24.6%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst/SMH Total Return Income Fund (TRIFX, TRICX, TRIIX) (unaudited)

Dear Fellow Shareholders,

Catalyst/SMH Total Return Income Fund (the “Fund”) seeks to provide total return, which consists of current income and capital appreciation. During FY 2022, the Fund underperformed its benchmark, a 50/50 blend of the S&P 500 Total Return Index1 and the ICE BofA Merrill Lynch US Cash Pay High Yield Index,2 as a result of individual equity and bond security selections and our exposure to small cap names. Both the S&P 500 and the ICE BofA Merrill Lynch US Cash Pay High Yield Index had negative returns in FY 2022, returning -10.64% and -12.58%, respectively, as the markets had to contend with inflation, continued supply chain disruptions, labor shortages, rising Federal Reserve rates, the Russia/Ukraine conflict and the potential for a recession.

Investment Strategy

The Fund invests in a broad range of income-producing securities. Dividends and interest have historically boosted returns and cushioned the downside for investors.

●	The investment process is a bottom-up value type investment style. The composition of the Fund’s investments may vary substantially depending on various factors, including market conditions.

●	The Fund primarily invests in high yield bonds, convertible bonds, high dividend paying equities, real estate investment trusts (REITs), and business development companies (BDCs).

●	The Fund may also invest in preferred stock, master limited partnerships, bank notes, hybrid securities, and write covered calls on equities. The companies of the underlying securities may be in a wide array of sectors, economies, and geographic locations.

Fund Performance

The Fund’s total returns for periods ended 06/30/22 are shown below as compared to a 50/50 blend of the S&P 500

Total Return Index and the ICE BofA Merrill Lynch US Cash Pay High Yield Index (unaudited):

	Fiscal Year	3 Years	5 Years	10 Years	Since Inception[3]
Class A without sales charge	-13.92%	4.94%	4.74%	3.37%	2.40%
Class A with sales charge	-18.87%	2.89%	3.51%	2.76%	1.97%
Class C	-14.43%	4.16%	3.97%	2.60%	1.64%
50% S&P 500 and 50% High[3] Yield Combined Index	-11.43%	5.34%	6.71%	8.72%	7.80%
Class I (Inception Date – 7/1/13)	-13.57%	5.13%	5.02%	N/A	2.40%
50% S&P 500 and 50% High[2] Yield Combined Index	-11.43%	5.34%	6.71%	N/A	8.05%

Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMFcom.

Catalyst Capital Advisors LLC | 646-827-2761

Fixed Income Allocation

Our underperformance can be primarily attributed to individual security selection, our participation in certain negatively performing sectors, and our lack of participation in some of the top performing sectors, as defined by the Bloomberg Barclays U.S. High Yield Index3. The bottom three performing sectors were Natural Gas (-17.81%), Communications (-16.25%), and Brokerage Asset Managers Exchanges (-15.31%). The top three performing sectors were Energy (-7.43%), Other Industrial (-10.39%), and Transportation (-10.45%). As a concentrated high conviction manager, performance can be greatly impacted both positively and negatively by participation or lack of participation in market sectors and individual securities.

For the fiscal year, the Bloomberg Barclays U.S. High Yield Index was under pressure as the markets had to contend with inflation, continued supply chain disruptions, labor shortages, rising Federal Reserve rates, the Russia/Ukraine conflict, and the potential for a recession. During June, the Fed raised rates 75 bps, the largest increase since 1994, which was followed by another 75 bps in July (after the completion of the fiscal year) in order to stave off inflationary pressures. As the Fed fights inflation via rates and quantitative tapering, this may potentially slow the economy or trigger a recession as consumers reduce spending. With a few exceptions, companies we hold have managed the way we like to see as bondholders by increasing balance sheet liquidity and reducing overhead. These actions are how companies should react in times of crisis. Based on the corporate actions that the rest of our companies have taken, we feel very good about how we are positioned.

Equity Allocation

As of June 30, 2022, we had an equity allocation of ~46% with ~60% of that allocation in non-traditional financials and REITs. Inflation, rising rates, slowing growth due to the escalation of Russia’s war on Ukraine, China’s closing of certain industries due to Covid-19, and fears of a Fed induced recession led to a broad-based pullback during the year. In our opinion, going forward, active income seeking managers will have very attractive opportunities to pick up oversold and undervalued securities as well as increase income levels for investors. Coming off what appears to be a late stage of a bear market, in our opinion, the current period looks like a good entry point for long term returns going forward. The largest contributors to performance within the Fund’s equity allocation can be primarily attributed to our exposure to non-traditional financial companies. The largest drag on equity performance was our small cap exposure as risk markets pulled back during the year.

During FY 2022, the Dow Jones Equity REIT Total Return Index5 had a return of -6.00%, the S&P Listed Private Equity Index6 returned -18.74%, the S&P BDC Index7 had a return of -5.16%, and the Russell 20008 delivered -25.24% for the same time period.

Outlook and Summary

Fixed Income

Our portfolio was not designed with a benchmark in mind, but rather constructed to deliver a high level of income with strong total returns. As an active manager, we continue our pursuit to identify new opportunities to deploy into the portfolio. While there is some volatility in the asset class, we believe that there are more opportunities popping up and higher levels of income available for the coming year.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, believes that below investment grade bonds are attractive on a risk vs. reward basis. Given the uncertainty of the market and economy, we will see select opportunities within high yield, especially for active management. We continue to believe that by focusing on sector participation, credit quality, and undervalued individual securities in the market, we can look forward to positive returns. As a high conviction manager, we look for attractive opportunities that the rest of the market may be missing to add value to our portfolios. We look at this as an opportunity for active managers to find overlooked bonds with attractive risk/reward profiles.

While market factors can change quickly and there is no guarantee, long-term, we anticipate total returns to be the income yield of the portfolio, plus realized gains from positive credit events, less negative credit events, and extra realized gain from the duration of portfolio positions shortening and being able to sell at favorable prices.

Catalyst Capital Advisors LLC | 646-827-2761

As a high conviction manager, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the Index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMHCA consistently emphasizes the following strategies in an attempt to add returns above the interest income:

Rolling Down the Curve

As the holdings get shorter in maturity, the “spread” also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving “out” the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, a certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event-driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating, or complexity of the company’s remaining debt structure.

Equities

We continue to find value in non-traditional financial companies such as BDCs, alternative asset managers, and in select cases, low leveraged REITs. It is our opinion that select positions continue to have favorable fundamentals with attractive price-to-earnings ratios and strong dividends.

Growth and Income Common Stocks

In this portion of the portfolio, the portfolio management team focused on stocks that were trading at a discounted price-to-earnings relative to the broad market, had average yields in the 3% to 7% range, and that the portfolio management team believes had the best relative long-term return potential based on its research.

Covered Call Writing

This opportunistic strategy is used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3% to 6% on average. SMHCA typically writes calls 10% to 15% out of the money and five to seven months from expiration. SMHCA engages in this strategy to provide income and mitigate downside price movement on non-dividend paying positions. The Fund did not have any allocation to covered call opportunities as of June 30, 2022.

As of June 30, 2022, the Fund’s top five equity and top five bond holdings were as follows (unaudited):

Top 5 Equity Holdings		Top 5 Bond Holdings
VICI Properties, Inc.	7.66%	Transocean, Inc. 11.5%, Due 01/30/2027	6.48%
Compass Diversified Holdings	5.27%	CoreCivic, Inc. 4.75%, Due 10/15/2027	6.30%
Prospect Capital Corporation	4.98%	PBF Logistics, L.P. / PBF Logistics Finance Corporation 6.875%, Due 05/15/2023	3.95%
PennantPark Investment Corporation	4.68%	Titan International, Inc. 7%, Due 04/30/2028	3.86%
NexPoint Diversified Real Estate Trust	3.02%	EZCORP, Inc. 2.375%, Due 05/01/2025	3.82%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2022. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2022, the Fund’s sector allocation was as follows (unaudited):

Catalyst Capital Advisors LLC | 646-827-2761

Sector Allocation
REIT	17.35%
ENERGY	17.24%
BUSINESS DEVELOPMENT COMPANIES	9.51%
CONSUMER FINANCE	6.50%
INTERNET MEDIA & SERVICES	6.01%
INVESTMENT COMPANIES	4.39%
HOMEBUILDING	4.31%
AGRICULTURAL MACHINERY	3.49%
INVESTMENT MANAGEMENT	3.44%
AUTOMOBILES	3.25%
AUTO PARTS	2.81%
MIXED ALLOCATION	2.51%
TRANSPORT OPERATIONS & SERVICES	2.15%
WIRELESS TELECOMMUNICATIONS	2.15%
PRECIOUS METALS	2.00%
CASH	1.80%
RESIDENTIAL OWNERS & DEVELOPERS	1.79%
SPECIALTY APPAREL STORES	1.78%
IT SERVICES	1.67%
COMPUTER HARDWARE & STORAGE	1.57%
CONSUMER ELECTRONICS	1.29%
PACKAGED FOOD	1.09%
HEALTH CARE SERVICES	0.88%
HOME PRODUCTS STORES	0.42%
DEPARTMENT STORES	0.34%
FILM & TV	0.25%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2022.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

[2]	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long term

Catalyst Capital Advisors LLC | 646-827-2761

sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt U.S. municipal, DRD-eligible, and defaulted securities are excluded from the Index.

[3]	Since inception returns assume inception date of Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[4]	Catalyst/SMH uses the Bloomberg Barclays U.S. High Yield Index as a data proxy when its primary benchmark data is not readily available. The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors. Exclusions: Structured notes with embedded swaps or other special features, Private placements, floating rate securities, and Eurobonds. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. Index Rules: Must have at least one year to final maturity regardless of call features. Must have at least $150 million par amount outstanding. Must be rated high-yield (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rate a security, the rating must be high-yield. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Must be dollar-denominated and non-convertible. Must be publicly issued.

[5]	The Dow Jones Equity REIT Total Return Index is comprised of REITs that directly own all or part of the properties in their portfolios. Dividend payouts have been added to the price changes. The index is quoted in USD.

[6]	The S&P Listed Private Equity Index comprises the leading listed private equity companies that meet specific size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly listed companies that are active in the private equity space.

[7]	The S&P BDC Index - measures the performance of Business Development Companies that trade on major U.S. exchanges. Constituents are float-adjusted market capitalization (FMC) weighted, subject to a single constituent weight cap of 10%.

[8]	The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The real-time value is calculated with a base value of

Catalyst Capital Advisors LLC | 646-827-2761

135.00 as of December 31, 1986. The end-of-day value is calculated with a base value of 100.00 as of December 29, 1978.

S&P Ratings Definitions: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

6858-NLD-08222022

Catalyst/SMH Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmarks:

	1 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception**	Annualized Since Inception***
Class A	(13.92)%	4.74%	3.37%	2.40%	N/A
Class A with load	(18.87)%	3.51%	2.76%	1.97%	N/A
Class C	(14.43)%	3.97%	2.60%	1.64%	N/A
Class I	(13.57)%	5.02%	N/A	N/A	2.40%
S&P 500 Total Return Index(a)	(10.62)%	11.31%	12.96%	9.57%	12.07%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index(b)	(12.58)%	1.95%	4.39%	5.88%	3.82%
Blended Index (c)	(11.43)%	6.71%	8.72%	7.80%	8.05%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 3.26% for Class A, 4.02% for Class C and 3.01% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to September 2013 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current sub-advisor.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an index.

(c)	Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index. Investors cannot invest directly in an index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmark.

***	Inception date is July 1, 2013 for Class I and the Benchmark.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Asset Management	12.9%
Real Estate Investment Trusts	9.4%
Oil & Gas Producers	8.6%
Oil & Gas Services & Equipment	8.4%
Specialty Finance	6.4%
Gaming Reits	6.3%
Automotive	6.0%
Internet, Media & Services	6.0%
Home Construction	4.2%
Business Development Companies	4.1%
Other/Cash & Equivalents	27.7%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Interest Rate Opportunity Fund (IOXAX, IOXCX, IOXIX) (unaudited)

Dear Fellow Shareholders,

We are pleased to announce that a new sub-advisor, Wynkoop LLC, has taken over management of the Fund as of June 15, 2022. The sub-advisor has extensive knowledge and history managing mortgage related investments (MBS, RMBS) and is excited for the prospects of the Fund this coming year.

			Since Inception
	2022 YTD	2022 Fiscal Year	(11/20/14) [2]
Class A	-2.48%	-4.43%	1.27%
Class A with Sales Charge	-7.13%	-8.98%	0.63%
Class C	-2.85%	-5.17%	0.51%
Class I	-2.25%	-4.19%	1.51%
Bloomberg Barclays MBS Index [1]	-8.78%	-9.03%	0.90%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Investment Strategy

The Fund is a fixed-income fund that seeks to deliver monthly dividend income while generating positive returns through varied interest rate environments. The Fund invests in U.S. agency (FNMA, FHLMC, and GNMA) pass-through and structured mortgage-backed securities. The Fund may also invest in non-agency residential MBS, commercial mortgage -backed securities (CMBS), asset-backed securities (ABS), and other related securities. Although the mandate is broad, now, the Fund will limit future investments to Agency MBS and associated bonds. Therefore, all bonds will effectively be government-guaranteed and possess no credit risk. Agency MBS bonds have different types of interest rate risks and outcomes in different interest rate environments. The Fund will use a relative value approach to invest in securities consistent with their outlook on macroeconomics and interest rates for periods of time. The Fund can shift quickly to opportunistically capture different moves caused by interest rate volatility.

Fiscal Year 2022

The fiscal year ended June 30, 2022 was dominated by rising interest rates, macro-economic uncertainty, Ukraine/Russia War, and generally risk-off sentiment. Most importantly for the Fund’s investments was the rise in interest rates. The 10-year Treasury yield rose from 1.46% to 3.01% during this past fiscal year 6/30/21 – 6/30/22. The rise in rates has several implications for the Fund. There continues to be uncertainty with the forward path for rates, particularly on the longer end of the curve. Recession fears have recently caused long end rate yields to come off their highs and invert the yield curve.

The mortgage basis widened through most of calendar year 2022 in sympathy to wider credit spreads across fixed income asset classes. During the fiscal year, we have gone from a near all-time low mortgage rate environment to the highest mortgage rates (briefly topping 6% recently). This increase in mortgage rates should portend slower prepayments due to lack of refinancing and less housing turnover from a weakening housing market driven by record high prices and low affordability. The Fund can now invest in government guaranteed paper at yields greater

Catalyst Capital Advisors LLC | 646-827-2761

than 4%. We expect to distribute all net income monthly. There may be a small ramp-up period to get fully invested since the fund had nearly 50% cash at the time of management transition.

After taking over management of the Fund on June 15, 2022, the new team has made some changes. We have cleaned up some legacy positions and reduced interest rate short hedges (Eurodollar futures contracts). We feel that now, the skew is towards lower rates on the long end of the curve and therefore, we have been rebuilding the portfolio with some investments that have an asymmetrical return profile going forward. CMOs priced in the $50s to $70s, which are ultimately government guaranteed bonds, exhibit positive convexity and the ability to out-earn as the interest rate cycle shifts some time next year. However, we have hedged that risk to some extent with some higher coupon agency interest-only securities. This way, we receive the benefit of positive carry driven partly by low prepayment due to the state of housing and current interest rates. We believe this combination could outperform the sector significantly over the coming 12-18 months.

Additionally, the new management team prides themselves on their active management style. We are committed to diligent work combined with opportunistic investments and trades which should benefit the Fund, particularly at its relatively small current size. Active management likely will out earn passive investment in the MBS market where there are different viewpoints and varying degrees of inefficiencies.

Summary

Interest rates and macro-economic uncertainty continue to take center stage today and likely will over the coming year. We expect there to be more clarity as inflation has likely peaked with the Fed behind the curve, and asset price deflation sets in. The commodity markets have made it clear that prices are or should be coming down quickly. Also, inventory glut, weakening housing, and the destruction of crypto and technology investments should further reduce demand. We are beginning to see signs of easing in supply chains as well. Therefore, it is likely that inflation was last year’s problem and a rapidly slowing economy is this year’s problem. These sets of circumstances have made us begin to pivot preparing for interest rate easing some time during middle or later 2023 calendar year.

Sincerely,

Leland Abrams

Lead Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Bloomberg Barclays Mortgage-Backed Securities Index tracks agency mortgage packed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon, and vintage.

[2]	Since inception returns assume inception date of 11/20/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. 6860-NLD-08222022

Catalyst Interest Opportunity Fund (Formerly, Catalyst/Stone Beach Income Opportunity Fund)
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmarks:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	(4.43)%	1.09%	1.27%
Class A with load	(8.98)%	0.10%	0.63%
Class C	(5.17)%	0.33%	0.51%
Class I	(4.19)%	1.31%	1.51%
Bloomberg U.S. MBS Index (a)	(9.03)%	0.36%	0.90%
ICE BofA Merrill Lynch High Yield U.S. Corporate Cash Pay Index (b)	(12.58)%	1.95%	3.30%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses are 2.20% for Class A, 2.95% for Class C and 1.95% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to June 15, 2022 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current sub-advisor.

(a)	The Bloomberg U.S. MBS Index tracks fixed-rate agency mortgage backed passthrough securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. Investors cannot invest directly in an index.

(b)	The ICE BofA Merrill Lynch U.S. Corporate Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an index.

**	Inception date is November 20, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Security Type & Issuer Type	% of Net Assets
Collateralized Mortgage Obligations	40.8%
Agency Fixed Rate	3.8%
Other/Cash & Equivalents	55.4%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST INSIDER INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 44.6%
	ASSET MANAGEMENT — 13.1%
7,079,000	Prospect Capital Corporation	6.3750	03/01/25	$7,269,248
6,039,000	RWT Holdings, Inc.	5.7500	10/01/25	5,401,131
				12,670,379
	INSTITUTIONAL FINANCIAL SERVICES — 4.0%
6,900,000	Coinbase Global, Inc.	0.5000	06/01/26	3,894,822

	INTERNET MEDIA & SERVICES — 2.4%
4,000,000	Opendoor Technologies, Inc.(a)	0.2500	08/15/26	2,310,623

	SPECIALTY FINANCE — 25.1%
4,500,000	Arbor Realty Trust, Inc.	4.7500	11/01/22	4,453,650
4,620,000	Redwood Trust, Inc.	5.6250	07/15/24	4,181,017
10,000,000	SoFi Technologies, Inc.(a),(b)	6.6000	10/15/26	6,705,640
10,000,000	Two Harbors Investment Corporation	6.2500	01/15/26	8,982,391
				24,322,698
	TOTAL CONVERTIBLE BONDS (Cost $48,343,087)			43,198,522

	CORPORATE BONDS — 52.2%
	AEROSPACE & DEFENSE — 4.8%
4,600,000	TransDigm, Inc.(a)	8.0000	12/15/25	4,660,759

	ASSET MANAGEMENT — 11.5%
4,000,000	Ares Capital Corporation	4.2500	03/01/25	3,831,625
5,000,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corporation	6.3750	12/15/25	4,735,775
2,861,000	Prospect Capital Corporation	3.7060	01/22/26	2,540,553
				11,107,953
	BIOTECH & PHARMA — 2.0%
2,000,000	Gilead Sciences, Inc.	3.5000	02/01/25	1,979,655

	HEALTH CARE FACILITIES & SERVICES — 9.5%
4,407,000	Centene Corporation	4.2500	12/15/27	4,115,036
5,000,000	HCA, Inc.	5.0000	03/15/24	5,033,196
				$9,148,232

The accompanying notes are an integral part of these financial statements.

CATALYST INSIDER INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 52.2% (Continued)
	INTERNET MEDIA & SERVICES — 4.7%
4,500,000	Netflix, Inc.	5.8750	02/15/25	$4,575,398

	REAL ESTATE INVESTMENT TRUSTS — 6.9%
1,725,000	Omega Healthcare Investors, Inc.	4.5000	01/15/25	1,714,451
2,007,000	Omega Healthcare Investors, Inc.	4.5000	04/01/27	1,907,049
3,110,000	Sabra Health Care, L.P.	5.1250	08/15/26	3,034,161
				6,655,661
	SOFTWARE — 3.3%
3,200,000	VMware, Inc.	4.5000	05/15/25	3,212,627

	STEEL — 5.1%
5,000,000	Steel Dynamics, Inc.	5.0000	12/15/26	4,964,835

	TECHNOLOGY HARDWARE — 4.4%
4,289,000	Dell International, LLC / EMC Corporation	4.0000	07/15/24	4,280,903

	TOTAL CORPORATE BONDS (Cost $53,205,272)			50,586,023

	TOTAL INVESTMENTS - 96.8% (Cost $101,548,359)			$93,784,545
	OTHER ASSETS IN EXCESS OF LIABILITIES- 3.2%			3,163,933
	NET ASSETS - 100.0%			$96,948,478

LLC - Limited Liability Company

L.P. - Limited Partnership

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $13,677,022 or 14.1% of net assets.

(b)	Zero coupon bond. Discount rate shown.

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8%
	COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0%
4,407,697	Adjustable Rate Mortgage Trust 2005-12(a)	US0001M + 0.500%	2.1240	03/25/36	$1,647,890
1,677,576	Adjustable Rate Mortgage Trust 2007-3(b),(c)		5.3240	11/25/37	1,294,333
843,845	Alternative Loan Trust 2004-25CB		6.0000	12/25/34	778,640
423,446	Alternative Loan Trust 2005-11CB 2A1		5.5000	06/25/35	369,349
740,773	Alternative Loan Trust 2005-11CB 2A6		5.5000	06/25/25	646,137
780,834	Alternative Loan Trust 2005-14(a)	US0001M + 0.580%	2.2040	05/25/35	527,231
119,720	Alternative Loan Trust 2005-28CB		6.0000	08/25/35	63,563
1,091,675	Alternative Loan Trust 2005-35CB		5.5000	09/25/35	888,503
139,844	Alternative Loan Trust 2005-3CB 1A4		5.2500	03/25/35	125,842
249,349	Alternative Loan Trust 2005-3CB 2A1		5.0000	03/25/35	234,421
2,483,265	Alternative Loan Trust 2005-43(c)		2.7370	10/25/35	2,185,407
1,832,181	Alternative Loan Trust 2005-64CB 1A15		5.5000	12/25/35	1,701,376
746,898	Alternative Loan Trust 2005-64CB 1A3		6.0000	12/25/35	700,928
468,981	Alternative Loan Trust 2005-65CB		6.0000	01/25/36	369,371
2,055,904	Alternative Loan Trust 2005-69(a)	12MTA + 1.000%	1.4760	12/25/35	1,902,592
586,230	Alternative Loan Trust 2005-86CB		5.5000	02/25/36	408,018
433,523	Alternative Loan Trust 2005-J1		5.5000	02/25/35	425,596
830,954	Alternative Loan Trust 2005-J12(d)		5.4150	11/25/35	482,625
926,705	Alternative Loan Trust 2005-J13		5.5000	11/25/35	712,120
2,737,482	Alternative Loan Trust 2006-16CB		6.0000	06/25/36	1,844,896
5,518,551	Alternative Loan Trust 2006-20CB A5(a),(e)	US0001M + 7.150%	5.5260	07/25/36	1,054,273
6,387,053	Alternative Loan Trust 2006-20CB A7(a),(e)	US0001M + 5.500%	3.8760	07/25/36	835,450
864,546	Alternative Loan Trust 2006-23CB		6.0000	08/25/36	832,825
440,117	Alternative Loan Trust 2006-28CB		6.5000	10/25/36	280,427
1,063,322	Alternative Loan Trust 2006-32CB		6.0000	11/25/36	721,103
513,900	Alternative Loan Trust 2006-42		6.0000	01/25/47	343,598
192,926	Alternative Loan Trust 2006-4CB 2A3		5.5000	04/25/36	164,285
1,272,865	Alternative Loan Trust 2006-4CB 2A6		5.5000	04/25/36	1,083,903
1,888,130	Alternative Loan Trust 2006-9T1		6.0000	05/25/36	999,531
294,362	Alternative Loan Trust 2006-J3		5.7500	05/25/26	280,545
1,764,380	Alternative Loan Trust 2006-J4		6.0000	07/25/36	1,236,059
696,499	Alternative Loan Trust 2007-12T1 A3		6.0000	06/25/37	395,472
2,047,373	Alternative Loan Trust 2007-23CB		6.5000	09/25/37	1,356,048
7,500,000	American Home Mortgage Investment Trust 2004-4(d)		6.0000	02/25/45	6,997,774
735,000	Angel Oak Mortgage Trust, LLC 2020-5(b),(c)		4.2500	05/25/65	676,752
240,108	Banc of America Alternative Loan Trust 2006-4		6.0000	05/25/46	215,020

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0% (Continued)
292,927	Banc of America Alternative Loan Trust 2006-5		6.0000	06/25/46	$266,421
823,733	Banc of America Alternative Loan Trust 2006-6 2A10		6.0000	07/25/46	725,741
593,922	Banc of America Alternative Loan Trust 2006-6 2A8		6.0000	07/25/46	523,269
6,505	Banc of America Funding 2004-3 Trust		5.5000	10/25/34	6,268
168,447	Banc of America Funding 2005-5 Trust		5.5000	09/25/35	164,815
255,030	Banc of America Funding 2005-H Trust(c)		2.5610	11/20/35	245,072
48,200	Banc of America Funding 2006 J Trust 2A3(c)		3.2660	01/20/47	43,539
387,434	Banc of America Funding 2006 J Trust 4A1(c)		3.4610	01/20/47	365,112
72,331	Banc of America Funding 2006-5 Trust		6.0000	09/25/36	66,059
458,011	Banc of America Funding 2006-H Trust(c)		3.2590	09/20/46	431,736
480,596	Banc of America Funding 2007-4 Trust(d)		5.7740	05/25/37	462,456
2,312,780	Banc of America Funding 2007-4 Trust		6.0000	06/25/37	2,140,225
164,393	Banc of America Funding 2007-A Trust(a)	US0001M + 0.420%	2.0320	02/20/47	145,388
432,208	Banc of America Funding 2009-R9 Trust(b),(c)		3.5620	11/25/56	331,016
396,194	Banc of America Funding 2010-R8 Trust(b)		5.7500	05/26/36	305,362
113,751	Banc of America Mortgage 2005-A Trust 1A1(c)		2.4980	02/25/35	98,411
68,206	Banc of America Mortgage 2005-A Trust 2A1(c)		2.5810	02/25/35	68,381
14,185	Banc of America Mortgage 2005-G Trust(c)		3.0720	08/25/35	13,071
644,032	Banc of America Mortgage 2006-A Trust(c)		2.7150	02/25/36	609,871
2,372,900	Banc of America Mortgage 2007-2 Trust A1(a)	US0001M + 0.350%	1.9740	05/25/37	1,748,393
668,329	Banc of America Mortgage 2007-2 Trust A3		6.0000	05/25/37	554,841
225,950	Banc of America Mortgage 2007-2 Trust A6		5.7500	05/25/37	185,469
909,073	Bear Stearns ALT-A Trust 2005-4(c)		2.7390	05/25/35	876,125
579,778	Bear Stearns ALT-A Trust 2005-5(c)		3.5470	07/25/35	513,380
191,695	Bear Stearns ALT-A Trust 2005-7(c)		2.9140	09/25/35	127,301
2,134,529	Bear Stearns ALT-A Trust 2006-6(c)		2.9270	11/25/36	1,205,612
302,117	Bear Stearns ALT-A Trust 2006-8(c)		2.9340	08/25/46	223,016
96,135	Bear Stearns ARM Trust 2004-7(c)		2.6250	10/25/34	81,224
150,196	Bear Stearns ARM Trust 2005-12(c)		3.3810	02/25/36	133,858
67,737	Bear Stearns ARM Trust 2006-2(c)		3.0830	07/25/36	62,614
277,530	Bear Stearns ARM Trust 2006-4(c)		2.8710	10/25/36	256,038
200,983	Bear Stearns Asset Backed Securities I Trust 2006-AC3(a)	US0001M + 0.400%	2.0240	05/25/36	74,699
197,024	Chase Mortgage Finance Trust Series 2005-S2		5.5000	10/25/35	189,584
480,798	Chase Mortgage Finance Trust Series 2006-S2		6.2500	10/25/36	244,368
328,704	Chase Mortgage Finance Trust Series 2006-S3		6.0000	11/25/36	175,281
631,365	Chase Mortgage Finance Trust Series 2006-S4		6.0000	12/25/36	344,494

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0% (Continued)
232,035	ChaseFlex Trust Series 2005-2		6.5000	06/25/35	$158,947
105,606	ChaseFlex Trust Series 2006-1(c)		6.3000	06/25/36	91,932
348,764	ChaseFlex Trust Series 2007-1		6.5000	02/25/37	150,031
130,487	Chevy Chase Funding, LLC Mortgage-Backed Certificates Series 2004-1(a),(b)	US0001M + 0.330%	1.9540	01/25/35	125,618
686,513	CHL Mortgage Pass-Through Trust 2003-46(c)		4.0180	01/19/34	659,082
93,258	CHL Mortgage Pass-Through Trust 2003-56(c)		3.9110	12/25/33	96,951
438,453	CHL Mortgage Pass-Through Trust 2004-5		5.2500	05/25/34	433,368
673,632	CHL Mortgage Pass-Through Trust 2004-HYB6(c)		2.5720	11/20/34	655,036
314,491	CHL Mortgage Pass-Through Trust 2005-18		5.5000	10/25/35	209,082
841,028	CHL Mortgage Pass-Through Trust 2005-21		5.5000	10/25/35	589,034
292,257	CHL Mortgage Pass-Through Trust 2005-24		5.5000	11/25/35	186,170
96,800	CHL Mortgage Pass-Through Trust 2005-HYB2(c)		3.1220	05/20/35	91,664
545,459	CHL Mortgage Pass-Through Trust 2005-HYB9(a)	US0012M + 1.750%	1.9910	02/20/36	520,169
992,017	CHL Mortgage Pass-Through Trust 2006-12		6.0000	07/25/36	614,051
3,233,611	CHL Mortgage Pass-Through Trust 2006-17		6.0000	12/25/36	1,619,688
419,380	CHL Mortgage Pass-Through Trust 2006-HYB2(c)		3.2130	04/20/36	349,929
114,759	CHL Mortgage Pass-Through Trust 2006-J4		6.2500	09/25/36	55,318
831,371	CHL Mortgage Pass-Through Trust 2007-17		6.7500	10/25/37	246,296
341,880	CHL Mortgage Pass-Through Trust 2007-8		6.0000	01/25/38	189,940
445,971	CHL Mortgage Pass-Through Trust 2007-HY3(c)		3.6420	06/25/47	449,917
339,232	CHL Mortgage Pass-Through Trust 2007-J2 1A1		6.0000	07/25/37	302,048
167,831	CHL Mortgage Pass-Through Trust 2007-J2 2A5		6.0000	07/25/37	78,916
727,305	Citicorp Mortgage Securities Trust Series 2006-3		6.2500	06/25/36	681,324
5,491,118	Citicorp Mortgage Securities Trust Series 2008-1		6.2500	02/25/38	5,196,324
169,315	Citigroup Mortgage Loan Trust 2005-3(c)		2.9330	08/25/35	150,348
422,735	Citigroup Mortgage Loan Trust 2006-AR5(c)		2.6530	07/25/36	380,830
330,304	Citigroup Mortgage Loan Trust 2007-6(c)		2.3590	03/25/37	286,894
48,361	Citigroup Mortgage Loan Trust 2009-6(b),(c)		6.0000	08/25/22	48,336
385,835	Citigroup Mortgage Loan Trust, Inc. 2004-1(a),(b)	US0001M + 0.350%	1.9740	02/25/31	376,009
3,298,343	Citigroup Mortgage Loan Trust, Inc. 2007 AR-7(c)		2.8380	05/25/47	2,923,124
576,259	CitiMortgage Alternative Loan Trust Series 2007-A1 1A3		6.0000	01/25/37	522,832
916,583	CitiMortgage Alternative Loan Trust Series 2007-A1 1A5		6.0000	01/25/37	831,603
146,829	CitiMortgage Alternative Loan Trust Series 2007-A4 1A6		5.7500	04/25/37	134,191
297,744	Credit Suisse First Boston Mortgage Securities 2003-AR28 6M3(a)	US0001M + 2.750%	4.3740	12/25/33	303,999
296,092	Credit Suisse First Boston Mortgage Securities 2005-11 8A4		6.0000	12/25/35	253,948
698,575	Credit Suisse First Boston Mortgage Securities 2005-12 1A1		6.5000	01/25/36	208,316

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0% (Continued)
448,766	Credit Suisse First Boston Mortgage Securities 2005-5 6A3		5.0000	07/25/35	$433,412
2,797,968	Credit Suisse First Boston Mortgage Securities 2005-8 2A1		6.0000	09/25/35	1,211,305
34,106	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29		6.5000	12/25/33	32,453
15,031	CSFB Mortgage-Backed Pass-Through Certificates Series 2004-AR5(c)		2.7890	06/25/34	15,063
1,414,399	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-10 3A3		5.5000	11/25/35	906,873
220,577	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-10 6A3		5.7500	11/25/35	118,905
597,442	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-4		5.5000	06/25/35	484,360
6,504,880	CSMC Mortgage-Backed Trust 2006-3 1A3(d)		6.3100	04/25/36	781,841
2,008,353	CSMC Mortgage-Backed Trust 2006-3 1A4B(d)		6.1640	04/25/36	241,635
4,842,627	CSMC Mortgage-Backed Trust 2006-3 5A7		6.0000	04/25/36	1,752,818
1,880,006	CSMC Mortgage-Backed Trust 2006-5 3A1		6.5000	06/25/36	501,873
1,583,887	CSMC Mortgage-Backed Trust 2006-5 3A3		6.5000	06/25/36	422,823
669,999	CSMC Mortgage-Backed Trust 2006-5 3A4		6.5000	06/25/36	178,858
1,707,311	CSMC Mortgage-Backed Trust 2006-5 3A6		6.2500	06/25/36	463,956
2,996,675	CSMC Mortgage-Backed Trust 2006-7 9A5		6.5000	08/25/36	705,376
4,512,572	CSMC Mortgage-Backed Trust 2006-9 4A1		6.0000	11/25/36	3,285,599
2,847,464	CSMC Mortgage-Backed Trust 2007-1 5413		6.0000	02/25/37	1,917,257
522,286	CSMC Mortgage-Backed Trust 2007-1 5A4		6.0000	02/25/37	351,049
51,038	CSMC Mortgage-Backed Trust 2007-5 8A2		6.0000	10/25/24	49,965
2,300,000	Deephaven Residential Mortgage Trust 2021-2(b),(c)		2.2170	04/25/66	1,930,162
3,682,677	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-1(a)	US0001M + 0.110%	1.7340	08/25/37	3,286,221
1,091,626	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4(d)		5.8690	10/25/36	979,871
592,262	Deutsche Mortgage Securities Inc Mortgage Loan Trust 2004-4(c)		3.4160	06/25/34	576,907
101,658	Deutsche Mortgage Securities Inc Mortgage Loan Trust Series 2004-2(d)		5.0900	01/25/34	95,911
520,298	DSLA Mortgage Loan Trust 2004-AR2(a)	US0001M + 0.800%	2.4120	11/19/44	489,156
76,486	First Horizon Alternative Mortgage Securities 2004-AA3(c)		2.4740	09/25/34	71,794
10,316	First Horizon Alternative Mortgage Securities 2005-AA6(c)		2.6170	08/25/35	8,716
30,119	First Horizon Mortgage Pass-Through Trust 2000-H(c)		2.5270	05/25/30	29,675
278,139	First Horizon Mortgage Pass-Through Trust 2007-AR3(c)		3.0090	11/25/37	250,999
53,075	GMACM Mortgage Loan Trust 2005-AR1(c)		2.9180	03/18/35	51,886
398,854	GMACM Mortgage Loan Trust 2006-J1		5.7500	04/25/36	359,177
114,174	GSMPS Mortgage Loan Trust 1998-5 A(b),(c)		7.5000	06/19/27	110,452
201,988	GSMPS Mortgage Loan Trust 1999-2 A(b),(c)		8.0000	09/19/27	199,643
183,083	GSR Mortgage Loan Trust 2003-5F 2A1		4.0000	08/25/32	176,445
58,357	GSR Mortgage Loan Trust 2004-14 3A2(c)		2.6350	12/25/34	56,096
61,201	GSR Mortgage Loan Trust 2004-2F 6A1		7.0000	01/25/34	62,810

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0% (Continued)
47,695	GSR Mortgage Loan Trust 2004-6F 1A2		5.0000	05/25/34	$44,503
491,963	GSR Mortgage Loan Trust 2005-3F 1A3		5.5000	03/25/35	468,146
116,332	GSR Mortgage Loan Trust 2005-AR4 4A1(c)		3.3750	07/25/35	113,914
481,399	GSR Mortgage Loan Trust 2006-2F 2A1		5.7500	02/25/36	442,526
302,839	GSR Mortgage Loan Trust 2006-3F 2A7		5.7500	03/25/36	299,507
548,483	GSR Mortgage Loan Trust 2006-9F 4A1		6.5000	10/25/36	303,241
131,620	GSR Mortgage Loan Trust 2006-AR1 2A1(c)		2.8630	01/25/36	130,466
276,830	GSR Mortgage Loan Trust 2007-1F 3A1		6.0000	01/25/37	220,700
3,307,849	HarborView Mortgage Loan Trust 2005-16(a)	US0001M + 0.500%	2.1120	01/19/36	2,115,618
137,455	HomeBanc Mortgage Trust 2004-2(a)	US0001M + 0.740%	2.3640	12/25/34	131,411
64,230	HomeBanc Mortgage Trust 2005-5(a)	US0001M + 0.680%	2.3040	01/25/36	62,426
483,486	HSI Asset Loan Obligation Trust 2007-2		6.0000	09/25/37	200,279
1,336,443	Impac CMB Trust Series 2004-10 1A1(a)	US0001M + 0.640%	2.2640	03/25/35	1,256,178
170,119	Impac CMB Trust Series 2004-10 4A1(a)	US0001M + 0.740%	2.3640	03/25/35	160,305
342,386	Impac CMB Trust Series 2004-9 1A2(a)	US0001M + 0.880%	2.5040	01/25/35	322,792
864,949	Impac CMB Trust Series 2004-9 M2(a)	US0001M + 0.975%	2.5990	01/25/35	820,567
1,324,602	Impac CMB Trust Series 2005-1 M2(a)	US0001M + 0.750%	2.3740	04/25/35	1,244,142
494,834	Impac CMB Trust Series 2005-4 1M2(a)	US0001M + 0.460%	2.3140	05/25/35	458,353
321,881	Impac CMB Trust Series 2005-5 M1(a)	US0001M + 0.510%	2.3890	08/25/35	295,853
2,105,685	IndyMac IMSC Mortgage Loan Trust 2007-F2		6.0000	07/25/37	1,770,689
607,025	IndyMac INDA Mortgage Loan Trust 2006-AR1(c)		2.9190	08/25/36	522,312
1,171,526	IndyMac INDX Mortgage Loan Trust 2004-AR2(c)		2.7640	06/25/34	996,777
165,737	IndyMac INDX Mortgage Loan Trust 2005-AR3(c)		2.5740	04/25/35	160,813
129,784	IndyMac INDX Mortgage Loan Trust 2005-AR5(c)		2.8080	05/25/35	100,506
1,386,478	JP Morgan Alternative Loan Trust 2005-S1		6.5000	12/25/35	648,221
261,346	JP Morgan Alternative Loan Trust 2006-S1		6.0000	03/25/36	168,641
5,772	JP Morgan Mortgage Trust 2004-A3 2A1(c)		3.3650	07/25/34	5,650
496,394	JP Morgan Mortgage Trust 2004-A6 B1(c)		2.3560	12/25/34	461,468
137,977	JP Morgan Mortgage Trust 2004-S1 1A7		5.0000	09/25/34	137,937
42,363	JP Morgan Mortgage Trust 2005-A1 4A1(c)		2.3760	02/25/35	41,569
869,602	JP Morgan Mortgage Trust 2005-A4 B1(c)		2.7690	07/25/35	814,418
156,313	JP Morgan Mortgage Trust 2005-A6 1A2(c)		2.5980	09/25/35	149,310
224,235	JP Morgan Mortgage Trust 2005-S2 2A15		6.0000	09/25/35	181,183
1,003,763	JP Morgan Mortgage Trust 2005-S3 1A1		6.5000	01/25/36	617,893
812,496	JP Morgan Mortgage Trust 2006-A2 2A1(c)		2.8560	04/25/36	765,454
35,535	JP Morgan Mortgage Trust 2006-A2 2A2(c)		2.8560	04/25/36	34,078

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0% (Continued)
378,532	JP Morgan Mortgage Trust 2007-A1 5A4(c)		2.4220	07/25/35	$359,517
499,053	JP Morgan Mortgage Trust 2007-A3 1A1(c)		3.1360	05/25/37	454,874
170,129	JP Morgan Mortgage Trust 2007-S1 2A10		6.0000	03/25/37	86,425
20,212	Lehman Mortgage Trust 2007-9		6.0000	10/25/37	23,816
10,869	MASTR Adjustable Rate Mortgages Trust 2003-5(c)		1.4610	11/25/33	10,052
29,018	MASTR Adjustable Rate Mortgages Trust 2004-4(c)		2.4310	05/25/34	27,988
514,441	MASTR Adjustable Rate Mortgages Trust 2005-2(c)		2.7030	03/25/35	488,125
202,502	MASTR Adjustable Rate Mortgages Trust 2006-2(c)		2.6480	04/25/36	190,183
8,358	MASTR Alternative Loan Trust 2004-5		5.5000	06/25/34	7,996
92,582	MASTR Alternative Loan Trust 2005-3		6.0000	03/25/35	86,175
244,029	MASTR Alternative Loan Trust 2005-5		5.5000	07/25/25	233,834
111,628	MASTR Alternative Loan Trust 2005-6		5.5000	12/25/35	85,267
930,350	MASTR Asset Securitization Trust 2004-3		5.5000	03/25/34	874,591
351	MASTR Asset Securitization Trust 2005-1(f)		5.0000	05/25/20	172
848,842	MASTR Reperforming Loan Trust 2005-1(b)		8.0000	08/25/34	754,489
7,772,811	MASTR Reperforming Loan Trust 2006-2(b),(c)		4.0340	05/25/36	7,137,756
685,659	Merrill Lynch Alternative Note Asset Trust Series 2007-A2(a)	US0001M + 0.600%	2.2240	03/25/37	33,349
10,705	Merrill Lynch Mortgage Investors Trust MLMI Series 2002-A3(c)		1.7500	09/25/32	10,322
293,742	Merrill Lynch Mortgage Investors Trust Series 2006-AF2		6.2500	10/25/36	157,292
1,114,276	Merrill Lynch Mortgage Investors Trust Series MLCC(a)	US0001M + 1.125%	2.7490	04/25/28	974,304
204,195	Merrill Lynch Mortgage Investors Trust Series 2005-A1 1A(c)		2.1580	12/25/34	205,821
73,332	Morgan Stanley Mortgage Loan Trust 2004-5AR(c)		2.0510	07/25/34	73,988
1,000,000	Morgan Stanley Mortgage Loan Trust 2005-6AR(a)	US0001M + 2.025%	3.6490	11/25/35	1,024,890
320,321	Morgan Stanley Mortgage Loan Trust 2006-2 2A4		5.7500	02/25/36	292,794
922,859	Morgan Stanley Mortgage Loan Trust 2006-2 6A		6.5000	02/25/36	506,269
671,872	Morgan Stanley Mortgage Loan Trust 2006-7 4A7		6.0000	06/25/36	419,534
579,727	Morgan Stanley Mortgage Loan Trust 2006-8AR(c)		3.6800	06/25/36	467,126
337,282	MortgageIT Trust 2004-2(a)	US0001M + 1.800%	3.4240	12/25/34	322,200
7,299	MortgageIT Trust 2005-1(a)	US0001M + 1.250%	2.3120	02/25/35	7,123
1,277,324	MRFC Mortgage Pass-Through Trust Series 1999-TBC2 Class A-1(a)	US0001M + 0.480%	1.8040	06/15/30	1,222,306
1,111,406	NAAC Reperforming Loan REMIC Trust Certificates(b)		6.5000	02/25/35	1,030,349
1,739,531	New Century Alternative Mortgage Loan Trust 2006-ALT1 AF2(c)		5.9090	07/25/36	488,961
631,973	New Century Alternative Mortgage Loan Trust 2006-ALT2 AF4(d)		4.6800	10/25/36	154,111
2,208,000	New Century Alternative Mortgage Loan Trust 2006-ALT2 AF6B(d)		4.6800	10/25/36	147,872
515,454	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2004-AP2(d)		6.0000	07/25/34	471,768

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0% (Continued)
1,280,782	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005- AP3(c)		5.3180	08/25/35	$727,967
598,841	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AR4(a)	US0001M + 0.580%	2.2040	08/25/35	318,177
1,055,162	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AR5(c)		2.4460	10/25/35	885,948
11,569,631	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-AR2(a)	US0001M + 0.400%	2.0240	04/25/36	3,340,350
2,217,993	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2007-3 A1(a)	US0001M + 0.260%	1.8840	07/25/37	2,225,889
251,640	OBX 2021-NQM1 Trust(b),(c)		1.0720	02/25/66	227,614
137,597	Prime Mortgage Trust 2004-1		5.2500	08/25/34	131,250
12,365	Prime Mortgage Trust 2006-CL1(a)	US0001M + 0.500%	2.1240	02/25/35	12,258
927,407	Prime Mortgage Trust 2007-1		6.0000	03/25/37	818,271
333,261	RALI Series 2005-QO1 Trust(a)	12MTA + 1.500%	1.9760	08/25/35	285,276
3,764,254	RALI Series 2006-QO2 Trust(a)	US0001M + 0.540%	2.1640	02/25/46	903,844
2,570,412	RALI Series 2006-QO3 Trust(a)	US0001M + 0.520%	2.1440	04/25/46	839,410
86,733	RALI Series 2006-QS17 Trust		6.0000	12/25/36	76,062
440,095	RALI Series 2006-QS5 Trust		6.0000	05/25/36	390,153
296,420	Residential Asset Securitization Trust 2004-A7 A2		5.5000	10/25/34	276,268
6,431,311	Residential Asset Securitization Trust 2005-A11CB 2A1		4.8500	10/25/35	3,973,166
129,357	Residential Asset Securitization Trust 2005-A4 A1(a)	US0001M + 0.450%	2.0740	04/25/35	74,786
492,949	Residential Asset Securitization Trust 2006-A1 1A1		6.0000	04/25/36	273,566
893,982	Residential Asset Securitization Trust 2006-A13 A1		6.2500	12/25/36	383,847
740,419	Residential Asset Securitization Trust 2006-A6 1A1		6.5000	07/25/36	268,000
3,670,318	Residential Asset Securitization Trust 2006-A6 1A13		6.0000	07/25/36	1,267,689
2,834,749	Residential Asset Securitization Trust 2006-A6 1A14		6.0000	07/25/36	979,091
600,078	Residential Asset Securitization Trust 2006-A8 2A2		6.7500	08/25/36	226,125
4,302,096	Residential Asset Securitization Trust 2007-A1 A9		5.7500	03/25/37	1,675,557
471,205	Residential Asset Securitization Trust 2007-A2 1A1		6.0000	04/25/37	317,265
3,037,557	Residential Asset Securitization Trust 2007-A2 1A2		6.0000	04/25/37	2,045,222
1,285,210	Residential Asset Securitization Trust 2007-A5 2A5		6.0000	05/25/37	853,508
361,169	Residential Asset Securitization Trust 2007-A7 A6		6.0000	07/25/37	164,626
215,076	Residential Asset Securitization Trust 2007-A8 1A2		6.0000	08/25/37	144,759
2,100,898	Residential Asset Securitization Trust 2007-A8 3A1(c)		6.2190	08/25/22	1,325,764
444,228	Residential Asset Securitization Trust 2007-A9 A7		6.2500	09/25/37	211,283
1,352,978	Residential Asset Securitization Trust 2007-A9 A3		6.2500	09/25/37	643,503
27,822	RFMSI Series 2005-SA3 3A Trust(c)		2.8510	08/25/35	25,595
52,289	RFMSI Series 2006-S3 A2 Trust		5.5000	03/25/36	44,754

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0% (Continued)
1,391,905	RFMSI Series 2007-S1 A4 Trust		6.0000	01/25/37	$1,215,322
701,195	RFMSI Series 2007-S1 A5 Trust		6.0000	01/25/37	612,239
215,414	RFMSI Series 2007-S6 1A16 Trust		6.0000	06/25/37	188,373
736,144	Sequoia Mortgage Trust 2018-CH4(b),(c)		5.0300	10/25/48	695,157
424,610	STARM Mortgage Loan Trust 2007-2(c)		2.2790	04/25/37	268,668
185,558	Structured Adjustable Rate Mortgage Loan Trust 2004-17 A1(c)		1.4270	11/25/34	166,405
220,779	Structured Adjustable Rate Mortgage Loan Trust 2004-19 1A2(c)		1.9650	01/25/35	214,011
217,629	Structured Adjustable Rate Mortgage Loan Trust 2005-7 3A1(c)		2.7990	04/25/35	213,803
333,129	Structured Asset Mortgage Investments II Trust(a)	US0001M + 0.190%	1.8140	09/25/47	308,935
1,789,568	Structured Asset Securities Corporation 1998-RF1 A(b),(c)		4.1120	04/15/27	1,789,217
1,212,608	SunTrust Alternative Loan Trust 2006-1F		6.5000	04/25/36	602,177
20,785,000	TBW Mortgage-Backed Trust 2006-5 A4(d)		6.7000	11/25/36	3,900,940
631,114	TBW Mortgage-Backed Trust 2006-6 A2A(a)	US0001M + 0.360%	1.9840	01/25/37	190,022
917,071	TBW Mortgage-Backed Trust 2006-6 A3(d)		6.2500	01/25/37	344,854
1,963,000	TBW Mortgage-Backed Trust 2007-2 A2B(c)		5.9100	07/25/37	155,769
1,525,000	TBW Mortgage-Backed Trust 2007-2 A3B(c)		6.0430	07/25/37	118,540
3,295,120	TBW Mortgage-Backed Trust 2007-2 A6B(d)		6.1530	07/25/37	262,206
164,504	TBW Mortgage-Backed Trust Series 2006-2 3A1		5.5000	07/25/36	15,953
4,633,297	TBW Mortgage-Backed Trust Series 2006-3 3A		6.5000	07/25/36	1,434,158
6,084,559	Thornburg Mortgage Securities Trust 2006-3(c)		2.3360	06/25/46	4,444,097
12,501	Thornburg Mortgage Securities Trust 2006-4(c)		2.8920	07/25/36	10,572
2,166,686	Thornburg Mortgage Securities Trust 2007-2(a)	US0012M + 1.250%	4.7830	06/25/37	2,024,468
343,786	Thornburg Mortgage Securities Trust 2007-3(a)	US0012M + 1.250%	4.7830	06/25/47	283,285
573,000	Verus Securitization Trust 2020-2(b),(c)		5.3600	05/25/60	564,419
1,166,281	Voyager CNTYW Delaware Trust(b),(c)		1.5740	03/16/30	1,101,822
102,061	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust(c)		2.3830	09/25/33	91,955
36,692	WaMu Mortgage Pass-Through Certificates Series 2004-CB2 Trust		5.0000	07/25/34	35,924
226,881	WaMu Mortgage Pass-Through Certificates Series 2005-AR16 Trust(c)		2.6950	12/25/35	221,798
105,606	WaMu Mortgage Pass-Through Certificates Series 2005-AR18 Trust(c)		3.0910	01/25/36	97,396
788,304	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 Trust(c)		2.9190	03/25/37	650,438
1,198,149	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust(d)		4.1040	09/25/36	404,039
367,306	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust		6.0000	11/25/35	353,422
239,482	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-4 Trust		5.5000	06/25/35	225,690
1,301,562	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-8 Trust(d)		4.1640	10/25/36	547,445

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0% (Continued)
248,270	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-4 Trust		5.5000	06/25/37	$236,239
1,226,278	Wells Fargo Alternative Loan 2005-1 Trust		5.5000	02/25/35	1,185,461
44,109	Wells Fargo Alternative Loan 2007-PA2 Trust(a)	US0001M + 0.430%	2.0540	06/25/37	35,614
4,530,696	Wells Fargo Alternative Loan 2007-PA3 Trust		6.5000	07/25/37	4,127,619
266,840	Wells Fargo Mortgage Backed Securities 2006-7 Trust		6.0000	06/25/36	234,232
1,688,579	Wells Fargo Mortgage Backed Securities 2006-AR5 Trust(c)		2.7360	04/25/36	1,616,425
					184,598,457
	HOME EQUITY — 13.3%
131,265	ABFC 2003-AHL1 Trust A1(d)		4.1840	03/25/33	126,758
5,392	ABFC 2003-AHL1 Trust M1(a)	US0001M + 1.275%	2.8990	03/25/33	5,177
1,955,532	ABFC 2004-OPT4 Trust(a)	US0001M + 1.770%	3.3940	12/25/33	1,824,310
292,972	ABFC 2005-AQ1 Trust(d)		4.4200	06/25/35	280,866
1,933,968	ABFC 2006-HE1 Trust(a)	US0001M + 0.220%	1.8440	01/25/37	1,198,123
7,818,053	ACE Securities Corp Home Equity Loan Trust Series 2007-HE5(a)	US0001M + 0.360%	1.9840	07/25/37	3,451,666
82,775	AFC Home Equity Loan Trust 1998-1(a)	US0001M + 0.660%	2.2840	04/25/28	82,029
336,406	AFC Home Equity Loan Trust 1998-2(a)	US0001M + 0.550%	2.1740	06/25/28	324,359
2,136,397	AFC Home Equity Loan Trust 1999-2(a)	US0001M + 0.650%	2.2740	06/25/29	1,645,841
73,969	Ameriquest Mortgage Securities Asset-Backed Pass-Through 2002-AR1(a)	US0001M + 1.950%	3.5740	09/25/32	74,099
167,056	Amresco Residential Securities Corp Mortgage Loan Trust 1997-3(c)		5.3230	09/25/27	153,634
644,954	Bayview Financial Acquisition Trust(a)	US0001M + 0.525%	2.1580	05/28/37	571,224
1,224,870	Bayview Financial Mortgage Pass-Through Trust 2004-B A1(a),(b)	US0001M + 1.000%	2.6330	05/28/39	1,073,556
1,500,000	Bayview Financial Mortgage Pass-Through Trust 2005-C M4(a)	US0001M + 1.200%	2.4330	06/28/44	1,469,508
3,077,672	Bayview Financial Mortgage Pass-Through Trust 2007-B 2A3(a)	US0001M + 1.275%	2.9080	08/28/47	1,129,992
1,007,818	Bayview Financial Mortgage Pass-Through Trust 2007-B 2A4(a)	US0001M + 1.050%	2.6830	08/28/47	370,041
334,034	Bear Stearns Asset Backed Securities I Trust 2004-FR2(a)	US0001M + 2.625%	4.2490	06/25/34	302,534
233,613	Bear Stearns Asset Backed Securities I Trust 2004-FR3 M2(a)	US0001M + 1.755%	3.3790	09/25/34	228,769
412,395	Bear Stearns Asset Backed Securities I Trust 2004-FR3 M5(a)	US0001M + 2.850%	4.4740	09/25/34	372,352
1,283,491	Bear Stearns Asset Backed Securities I Trust 2004-HE6(a)	US0001M + 1.875%	3.4990	08/25/34	1,273,587
174,544	Bear Stearns Asset Backed Securities I Trust 2004-HE7 M1(a)	US0001M + 0.900%	2.5240	08/25/34	166,749
111,644	Bear Stearns Asset Backed Securities I Trust 2004-HE7 M5(a)	US0001M + 2.925%	4.5490	08/25/34	105,290
457,270	Bear Stearns Asset Backed Securities Trust 2004-HE3 M5(a)	US0001M + 2.775%	4.3990	04/25/34	430,288
12,484	Centex Home Equity Loan Trust 2002-A		5.5400	01/25/32	12,472
180,852	CHEC Loan Trust 2004-2(a)	US0001M + 0.960%	2.5840	06/25/34	176,331
1,725,000	Credit Suisse Seasoned Loan Trust 2006-1(a),(b)	US0001M + 0.825%	2.4490	10/25/34	1,651,516
644,513	CWHEQ Revolving Home Equity Loan Trust Series(a)	US0001M + 0.140%	1.4640	01/15/37	593,251

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	HOME EQUITY — 13.3% (Continued)
443,115	Delta Funding Home Equity Loan Trust 1998-1(a)	US0001M + 1.890%	3.5140	05/25/30	$429,102
766,224	Delta Funding Home Equity Loan Trust 1999-3(a)	US0001M + 0.820%	2.1440	09/15/29	706,771
807,063	EMC Mortgage Loan Trust 2001-A(a),(b)	US0001M + 0.740%	2.3640	05/25/40	751,801
4,245,000	EMC Mortgage Loan Trust 2004-B(a),(b)	US0001M + 3.375%	4.9990	01/25/41	3,857,727
125,462	GE Mortgage Services, LLC(c)		6.6450	09/25/28	121,446
508,276	GSAA Home Equity Trust 2005-12 AF3(c)		5.0690	09/25/35	374,823
147,967	GSAA Home Equity Trust 2005-3 B2(a)	US0001M + 1.950%	3.5740	12/25/34	143,745
1,635,343	GSAA Home Equity Trust 2006-15 AF6(d)		5.8760	09/25/36	528,120
2,076,558	GSAA Home Equity Trust 2006-18 AF3B(c)		5.8220	11/25/36	143,379
1,427,020	GSAA Home Equity Trust 2006-18 AF4B(d)		6.0220	11/25/36	97,740
1,655,000	GSAA Home Equity Trust 2006-18 AF5B(d)		6.0900	11/25/36	113,163
731,084	GSAA Home Equity Trust 2006-18 AF6(d)		5.6820	11/25/36	215,241
11,286,673	GSAA Home Equity Trust 2006-3 A4(a)	US0001M + 0.700%	2.3240	03/25/36	1,108,540
205,977	GSAA Home Equity Trust 2006-6 AF4(d)		6.6210	03/25/36	70,428
3,302,151	GSR Mortgage Loan Trust 2005-AR3 6A1(c)		3.0450	05/25/35	2,913,315
284,213	Home Equity Asset Trust 2003-1 M1(a)	US0001M + 1.500%	3.1240	06/25/33	280,894
44,563	Home Equity Asset Trust 2003-3 M2(a)	US0001M + 2.370%	3.9940	08/25/33	43,467
2,769,518	Home Equity Asset Trust 2004-5 M6(a)	US0001M + 1.950%	3.5740	11/25/34	2,757,199
735,695	Home Equity Asset Trust 2004-8 M5(a)	US0001M + 1.600%	3.2240	03/25/35	699,379
3,972,097	Home Equity Loan Trust 2006-HSA2(c)		4.7860	03/25/36	1,217,448
176,864	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2003-A(a)	US0001M + 0.860%	2.4840	10/25/33	173,771
184,628	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C(a)	US0001M + 2.625%	4.2490	03/25/35	169,079
36,745	Irwin Home Equity Loan Trust 2004-1(a)	US0001M + 3.075%	4.6990	12/25/34	36,152
1,076,086	Mastr Asset Backed Securities Trust 2003-OPT2(a)	US0001M + 5.775%	7.3990	05/25/33	906,342
534,733	Mastr Asset Backed Securities Trust 2004-HE1(a)	US0001M + 2.475%	4.0990	09/25/34	510,805
186,144	Mastr Asset Backed Securities Trust 2005-WMC1(a)	US0001M + 0.945%	2.5690	03/25/35	187,944
5,554,382	Mastr Asset Backed Securities Trust 2006-WMC2(a)	US0001M + 0.500%	2.1240	04/25/36	1,696,511
418,598	Meritage Mortgage Loan Trust 2004-1(a)	US0001M + 0.750%	2.3740	07/25/34	406,954
791,974	Merrill Lynch Mortgage Investors Trust Series 2004-HE1(a)	US0001M + 2.250%	3.8740	04/25/35	741,300
524,039	Merrill Lynch Mortgage Investors Trust Series 2006-AR1(a)	US0001M + 0.330%	1.9540	03/25/37	207,011
150,298	Morgan Stanley A.B.S Capital I Inc Trust 2004-HE1(a)	US0001M + 2.625%	4.2490	01/25/34	145,823
477,161	Morgan Stanley A.B.S Capital I Inc Trust 2004-SD2(a)	US0001M + 0.930%	2.5540	04/25/34	470,810
178,655	Morgan Stanley A.B.S Capital I Inc Trust 2007-HE5(a)	US0001M + 0.250%	0.6720	03/25/37	86,556
2,136,266	Morgan Stanley Mortgage Loan Trust 2006-17XS A2B(d)		5.6240	10/25/46	125,105
5,243,857	Morgan Stanley Mortgage Loan Trust 2006-17XS A3B(d)		5.7410	10/25/46	307,192
7,146,801	Morgan Stanley Mortgage Loan Trust 2007-7AX 2A4(a)	US0001M + 0.640%	2.2640	04/25/37	328,538

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	HOME EQUITY — 13.3% (Continued)
4,580,762	Morgan Stanley Mortgage Loan Trust 2007-7AX 2A6(a)	US0001M + 0.640%	2.2640	04/25/37	$210,577
853,856	Nomura Home Equity Loan Inc Home Equity Loan Trust 2006-AF1(a)	US0001M + 0.330%	1.9540	10/25/36	203,889
351,509	NovaStar Mortgage Funding Trust Series 2003-1 M1(a)	US0001M + 1.425%	3.0490	05/25/33	339,401
936,327	NovaStar Mortgage Funding Trust Series 2004-1 M3(a)	US0001M + 0.825%	2.4490	06/25/34	919,182
167,479	NovaStar Mortgage Funding Trust Series 2004-1 M4(a)	US0001M + 1.463%	3.0860	06/25/34	159,302
924,922	NovaStar Mortgage Funding Trust Series 2006-4 A2C(a)	US0001M + 0.300%	1.9240	09/25/36	439,495
2,177,733	NovaStar Mortgage Funding Trust Series 2006-6 A2B(a)	US0001M + 0.100%	1.7240	01/25/37	813,710
869,971	Option One Mortgage Loan Trust 2007-FXD2(d)		5.6800	03/25/37	813,676
3,063,507	RAMP Series 2004-KR1 Trust(a),(b)	US0001M + 0.580%	2.4940	04/25/34	2,981,082
747,374	RASC Series 2003-KS11 MII2 Trust(a)	US0001M + 1.200%	3.4240	01/25/34	726,279
497,522	RASC Series 2004-KS10 M3 Trust(a)	US0001M + 1.950%	3.5740	11/25/34	478,415
254,492	RASC Series 2004-KS10 M4 Trust(a)	US0001M + 2.475%	4.0990	11/25/34	246,046
20,255	Renaissance Home Equity Loan Trust 2002-4 M2(d)		6.5430	03/25/33	17,665
345,101	Renaissance Home Equity Loan Trust 2003-2 M1(a)	US0001M + 1.238%	2.8610	08/25/33	332,498
69,024	Renaissance Home Equity Loan Trust 2005-2 AF4(d)		4.9340	08/25/35	67,825
2,062,139	Renaissance Home Equity Loan Trust 2006-2 AF5(d)		6.2540	08/25/36	1,013,085
10,873,252	Renaissance Home Equity Loan Trust 2007-1 AF3(d)		5.6120	04/25/37	3,662,319
2,781,357	Renaissance Home Equity Loan Trust 2007-1 AF4(d)		5.7610	04/25/37	962,633
431,110	Renaissance Home Equity Loan Trust 2007-1 AF5(d)		5.9090	04/25/37	152,690
330,202	Renaissance Home Equity Loan Trust 2007-2 AF2(d)		5.6750	06/25/37	108,609
183,143	Renaissance Home Equity Loan Trust 2007-3 AF3(d)		7.2380	09/25/37	90,194
723,465	Saxon Asset Sec Trust 2000 1 Mtg Ln Asset Bk Cert Ser 2000 1(c)		9.7600	02/25/30	813,117
196,512	Security National Mortgage Loan Trust 2006-1(b),(c)		6.4500	09/25/36	196,388
3,392,722	Structured Asset Securities Corp Mortgage Loan Trust 2005-NC2(a)	US0001M + 1.050%	2.6740	05/25/35	3,023,150
1,800,519	Structured Asset Securities Corp Trust 2005-SC1(b),(c)		6.6490	05/25/31	1,553,254
45,002	Terwin Mortgage Trust 2004-7HE(a),(b)	US0001M + 1.275%	2.8990	07/25/34	43,406
1,194,921	Terwin Mortgage Trust 2005-11(b),(c)		4.5000	11/25/36	1,160,310
23,587,000	Terwin Mortgage Trust 2006-3(a),(b)	US0001M + 0.620%	2.2440	04/25/37	7,477,684
446,455	Terwin Mortgage Trust Series TMTS 2003-4HE(a)	US0001M + 1.125%	2.7490	09/25/34	435,039
					71,608,863
	MANUFACTURED HOUSING — 0.3%
1,420,764	BCMSC Trust 1999-B(c)		7.3000	12/15/29	244,672
1,611,849	BCMSC Trust 2000-A(c)		8.2900	06/15/30	287,573
500,000	Cascade MH Asset Trust Series 2019-MH1 M(b),(c)		5.9850	11/01/44	471,597
883,872	UCFC Manufactured Housing Contract(c)		6.9800	07/15/29	846,605
					1,850,447

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	NON AGENCY CMBS — 24.8%
2,841,000	Bayview Commercial Asset Trust 2006-SP1(a),(b)	US0001M + 1.650%	3.2740	04/25/36	$2,757,551
1,610,206	Bayview Commercial Asset Trust 2007-2(a),(b)	US0001M + 0.370%	1.9940	07/25/37	1,386,479
7,573,575	Bayview Commercial Asset Trust 2007-6(a),(b)	US0001M + 1.500%	3.1240	12/25/37	6,906,417
3,000,000	Citigroup Commercial Mortgage Trust 2014-GC21 D(b),(c)		5.1080	05/10/47	2,747,250
6,357,126	Citigroup Commercial Mortgage Trust 2014-GC21 E(b),(c)		3.5880	05/10/47	4,889,237
5,000,000	Citigroup Commercial Mortgage Trust 2015-GC35 C(c)		4.6100	11/10/48	4,525,156
4,565,000	Citigroup Commercial Mortgage Trust 2015-GC35 D		3.2360	11/10/48	3,195,113
2,108,000	COMM 2013-CCRE12 Mortgage Trust(c)		5.2370	10/10/46	1,727,908
1,550,000	COMM 2015-DC1 Mortgage Trust(c)		4.4410	02/10/48	1,451,837
2,964,000	Commercial Mortgage Pass Through Certificates(b)		3.8000	10/05/30	2,789,342
19,871	Credit Suisse First Boston Mortgage Securities 1998-C1 H(b)		6.0000	05/17/40	16,095
2,750,000	CSAIL 2015-C1 D Commercial Mortgage Trust(b),(c)		3.9020	04/15/50	2,006,456
6,000,000	CSAIL 2015-C2 C Commercial Mortgage Trust(c)		4.3160	06/15/57	5,439,612
4,177,000	CSAIL 2015-C2 D Commercial Mortgage Trust(c)		4.3160	06/15/57	3,083,185
7,500,000	GS Mortgage Securities Corp Trust 2018-3PCK(a),(b)	US0001M + 2.500%	3.8240	09/15/31	7,434,653
9,203,280	GS Mortgage Securities Corporation II(a),(b)	US0001M + 1.550%	3.1240	09/15/31	8,152,933
3,322,000	GS Mortgage Securities Trust 2011-GC5 C(b),(c)		5.3020	08/10/44	2,785,497
360,000	GS Mortgage Securities Trust 2013-GC13(b),(c)		4.2070	07/10/46	330,452
6,327,300	GS Mortgage Securities Trust 2014-GC22 D(b),(c)		4.8430	06/10/47	5,674,580
5,726,000	GS Mortgage Securities Trust 2014-GC22 E(b)		3.5820	06/10/47	3,970,752
1,350,000	HMH Trust 2017-NSS(b)		6.2920	07/05/31	1,275,489
92,702	JP Morgan Chase Commercial Mortgage Securities Trust 2012-WLDN(b)		3.9100	05/05/30	75,088
3,750,000	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3(b),(c)		5.3600	02/15/46	3,573,855
140,000	JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9 (b),(c)		4.5090	12/15/47	138,655
2,538,051	JP Morgan Chase Commercial Mortgage Securities Trust 2007-C1(c)		7.0510	02/15/51	2,495,698
3,880,000	JPMBB Commercial Mortgage Securities Trust 2013-C14(c)		4.6990	08/15/46	3,641,548
1,250,000	JPMBB Commercial Mortgage Securities Trust 2015-C32(c)		4.3060	11/15/48	572,969
1,305,000	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6(b),(c)		4.7370	11/15/45	1,266,827
4,056,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12(b),(c)		4.9210	10/15/46	3,702,638
4,150,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7(c)		4.2300	02/15/46	3,918,210
3,500,000	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31(b),(c)		3.0000	11/15/49	2,569,916
2,626,409	Morgan Stanley Capital I Trust 2006-HQ10(c)		5.4480	11/12/41	2,452,442
2,740,000	Morgan Stanley Capital I Trust 2006-TOP21(b),(c)		5.6770	10/12/52	2,693,179
4,000,000	Morgan Stanley Capital I Trust 2012-C4(b),(c)		5.3360	03/15/45	3,088,000
3,800,000	MSBAM Commercial Mortgage Securities Trust 2012-CKSV(b)		4.0880	10/15/30	3,626,022

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	NON AGENCY CMBS — 24.8% (Continued)
10,983,130	Starwood Retail Property Trust 2014-STAR(a),(b)	US0001M + 1.470%	2.7950	11/15/27	$7,957,277
7,767,000	UBS-Barclays Commercial Mortgage Trust 2012-C2 D(b),(c)		4.9610	05/10/63	2,395,634
2,279,713	Wachovia Bank Commercial Mortgage Trust Series 2006-C24(c)		5.6730	03/15/45	2,254,190
3,000,000	Wells Fargo Commercial Mortgage Trust 2013-LC12(c)		4.4340	07/15/46	2,616,970
3,106,000	Wells Fargo Commercial Mortgage Trust 2015-SG1 D(c)		4.6030	12/15/47	2,288,048
146,207	WFRBS Commercial Mortgage Trust 2012-C7(c)		4.6240	06/15/45	145,663
4,000,000	WFRBS Commercial Mortgage Trust 2013-C14(b),(c)		4.0900	06/15/46	3,508,803
6,546,000	WFRBS Commercial Mortgage Trust 2013-C15(b),(c)		4.6700	08/15/46	4,542,695
3,000,000	WFRBS Commercial Mortgage Trust 2014-C22(b)		3.4550	09/15/57	2,121,518
					134,191,839
	OTHER ABS — 0.7%
1,256,733	NRZ Excess Spread-Collateralized Notes Series 2020-PLS1(b)		3.8440	12/25/25	1,195,780
2,561,347	NRZ Excess Spread-Collateralized Notes Series 2021-GNT1 A(b)		3.4740	11/25/26	2,397,834
					3,593,614
	RESIDENTIAL MORTGAGE — 12.7%
3,409,661	Ameriquest Mortgage Securities Asset-Backed Pass-Through 2004-R12(a)	US0001M + 1.680%	3.3040	01/25/35	3,043,950
500,545	Bear Stearns Asset Backed Securities Trust 2003-SD2(c)		3.3460	06/25/43	461,927
75,623	Bear Stearns Asset Backed Securities Trust 2004-SD4(a)	US0001M + 0.900%	2.5240	08/25/44	73,506
42,320	Bear Stearns Asset Backed Securities Trust 2006-SD3(c)		2.6900	07/25/36	41,973
102,508	Carrington Mortgage Loan Trust Series 2004-NC2 M1(a)	US0001M + 1.035%	2.6590	08/25/34	93,925
10,593,832	Carrington Mortgage Loan Trust Series 2006-FRE2 A2(a)	US0001M + 0.120%	1.7440	10/25/36	8,829,012
2,543,923	Carrington Mortgage Loan Trust Series 2006-FRE2 A3(a)	US0001M + 0.160%	1.7840	10/25/36	2,123,798
4,685,089	Carrington Mortgage Loan Trust Series 2006-FRE2 A5(a)	US0001M + 0.080%	1.7040	03/25/35	3,896,329
4,110,396	C-BASS 2007-CB1 TRUST AF1B(d)		3.1360	01/25/37	1,535,296
2,750,257	C-BASS 2007-CB1 TRUST AF2(d)		5.7210	01/25/37	1,027,895
2,724,225	C-BASS 2007-CB1 TRUST AF3(d)		3.1360	01/25/37	1,018,130
1,816,886	C-BASS 2007-CB1 TRUST AF6(d)		5.8350	01/25/37	678,884
350,305	Chase Funding Trust Series 2003-3(a)	US0001M + 1.845%	3.4690	11/25/32	336,391
669,182	Citigroup Mortgage Loan Trust 2006-WF2(d)		5.8520	05/25/36	277,285
30,521	Citigroup Mortgage Loan Trust 2007-FS1(b),(d)		5.7500	10/25/37	29,196
573,059	Countrywide Asset-Backed Certificates(a)	US0001M + 2.175%	3.7990	08/25/34	496,231
363,401	Countrywide Asset-Backed Certificates(a)	US0001M + 0.975%	2.5990	12/25/34	356,193
286,284	Countrywide Asset-Backed Certificates(a),(b)	US0001M + 0.660%	2.2840	07/25/36	277,187
37,734	Credit-Based Asset Servicing and Securitization, LLC 2002-CB4 B1(a)	US0001M + 2.850%	4.4740	02/25/33	37,744
24,212	Credit-Based Asset Servicing and Securitization, LLC 2004-CB6 M2(a)	US0001M + 1.725%	3.3490	07/25/35	23,885

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	RESIDENTIAL MORTGAGE — 12.7% (Continued)
1,727,392	Credit-Based Asset Servicing and Securitization, LLC 2004-CB8 M3(a)	US0001M + 1.500%	3.1240	12/25/35	$1,601,359
463,890	CWABS Asset-Backed Certificates Trust 2005-17(d)		3.8540	05/25/36	388,657
312,576	CWABS Asset-Backed Certificates Trust 2006-11(d)		3.8140	09/25/46	243,405
626,282	Encore Credit Receivables Trust 2005-1(a)	US0001M + 1.020%	2.6440	07/25/35	594,451
237,065	Equity One Mortgage Pass-Through Trust 2003-1(c)		4.8600	08/25/33	232,056
655,785	Equity One Mortgage Pass-Through Trust 2004-3(d)		4.0420	07/25/34	568,292
246,381	Finance America Mortgage Loan Trust 2004-3(a)	US0001M + 1.380%	3.0040	11/25/34	227,463
280,256	First Franklin Mortgage Loan Trust 2003-FF5(a)	US0001M + 2.475%	4.0990	03/25/34	266,252
727,035	First Franklin Mortgage Loan Trust 2004-FF4(a)	US0001M + 1.875%	3.4990	06/25/34	705,257
292,770	First Franklin Mortgage Loan Trust 2004-FF7(a)	US0001M + 1.800%	3.4240	09/25/34	285,287
188,150	Fremont Home Loan Trust 2004-2(a)	US0001M + 2.025%	3.6490	07/25/34	170,109
2,914,140	Fremont Home Loan Trust 2006-3(a)	US0001M + 0.340%	1.9640	02/25/37	1,130,860
2,425,451	Fremont Home Loan Trust 2006-B(a)	US0001M + 0.240%	1.8640	08/25/36	900,883
8,644,840	GE-WMC Mortgage Securities Trust 2006-1 A2B(a)	US0001M + 0.300%	1.9240	08/25/36	4,241,813
3,372,101	GE-WMC Mortgage Securities Trust 2006-1 A2C(a)	US0001M + 0.480%	2.1040	08/25/36	1,655,369
288,515	GSAMP Trust 2007-FM2 A2A(a)	US0001M + 0.060%	1.6840	01/25/37	185,739
122,071	GSAMP Trust 2007-FM2 A2B(a)	US0001M + 0.090%	1.7140	01/25/37	78,593
3,000,000	GSAMP Trust 2007-HSBC1(a)	US0001M + 3.375%	4.9990	02/25/47	2,589,858
2,692,053	GSRPM Mortgage Loan Trust 2007-1(a),(b)	US0001M + 0.400%	2.0240	10/25/46	2,371,640
97,631	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-D(a)	US0001M + 0.160%	1.7840	11/25/36	85,473
416,638	IXIS Real Estate Capital Trust 2006-HE2(a)	US0001M + 0.320%	1.9440	08/25/36	125,626
131,345	JP Morgan Mortgage Acquisition Trust 2007-CH2(d)		4.4570	10/25/30	81,065
482,635	Lehman XS Trust 2007-3 1BA1(a)	US0001M + 0.320%	1.9440	03/25/37	473,284
453,848	Lehman XS Trust 2007-3 1BA2(a)	US0006M + 0.500%	2.5860	03/25/37	452,361
918,049	Long Beach Mortgage Loan Trust 2002-1(a)	US0001M + 3.750%	5.3740	05/25/32	912,312
28,087	Long Beach Mortgage Loan Trust 2004-3(a)	US0001M + 0.855%	2.4790	07/25/34	26,827
44,650,621	Merrill Lynch Mortgage Investors Trust Series 2006-RM2 A1B(a)	US0001M + 0.470%	2.0940	05/25/37	2,039,788
218,754	Morgan Stanley A.B.S Capital I Inc Trust 2004-NC5(a)	US0001M + 0.900%	2.5240	05/25/34	205,539
387,058	Morgan Stanley A.B.S Capital I Inc Trust 2004-NC8(a)	US0001M + 1.500%	3.1240	09/25/34	382,650
8,875,000	Morgan Stanley A.B.S Capital I Inc Trust 2007-SEA1(a),(b)	US0001M + 1.900%	3.5240	02/25/47	1,019,920
3,173,453	Park Place Securities Inc Asset-Backed Pass-Through Certificates(a)	US0001M + 2.175%	3.7990	10/25/34	2,716,731
2,081,595	RAMP Series 2007-RS1 Trust(a)	US0001M + 0.340%	1.9640	02/25/37	739,824
10,512,425	Securitized Asset Backed Receivables, LLC Trust 2006-FR4(a)	US0001M + 0.340%	1.9640	08/25/36	3,894,532
6,122,200	Securitized Asset Backed Receivables, LLC Trust 2007-BR5(a)	US0001M + 0.130%	1.7540	05/25/37	4,870,242
13,115,482	Securitized Asset Backed Receivables, LLC Trust 2007-HE1(a)	US0001M + 0.220%	1.8440	12/25/36	3,736,543
1,248,454	Specialty Underwriting & Residential Finance Trust Series 2006-BC5 A2C(a)	US0001M + 0.100%	1.7240	11/25/37	789,645

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 85.8% (Continued)
	RESIDENTIAL MORTGAGE — 12.7% (Continued)
3,720,087	Specialty Underwriting & Residential Finance Trust Series 2006-BC5 A2E(a)	US0001M + 0.210%	1.8340	11/25/37	$2,381,702
584,257	Specialty Underwriting & Residential Finance Trust Series 2007-AB1 A2D(a)	US0001M + 0.350%	1.9740	03/25/37	369,037
214,934	Structured Asset Investment Loan Trust 2004-5(a)	US0001M + 1.725%	3.3490	05/25/34	200,587
490,973	WaMu Asset-Backed Certificates WaMu Series 2007-HE1 Trust(a)	US0001M + 0.150%	1.7740	01/25/37	433,917
					69,033,685
	TOTAL ASSET BACKED SECURITIES (Cost $507,206,493)				464,876,905

	U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.4%
1,128,335	Fannie Mae REMICS 2011-124 NS(a),(e)	US0001M + 6.500%	4.8760	12/25/41	151,927
457,629	Fannie Mae REMICS 2012-126 DI(e)		3.0000	11/25/27	26,397
413,782	Fannie Mae REMICS 2012-88 SB(a),(e)	US0001M + 6.670%	5.0460	07/25/42	47,795
1,102,163	Fannie Mae REMICS 2012-94 YS(a),(e)	US0001M + 6.650%	5.0260	06/25/39	49,989
88,014	Fannie Mae REMICS 2013-42 PD		1.2500	05/25/43	77,925
343,399	Fannie Mae REMICS 2016-3 NI(e)		6.0000	02/25/46	66,086
1,105,272	Fannie Mae REMICS 2017-112 SC(a),(e)	US0001M + 6.150%	4.5260	01/25/48	168,165
1,820,069	Fannie Mae REMICS 2017-30 MI(e)		4.0000	02/25/44	133,637
785,365	Fannie Mae REMICS 2017-38 S(a),(e)	US0001M + 6.100%	4.4760	05/25/47	115,258
50,219	Fannie Mae REMICS 2017-6 MI(e)		4.0000	08/25/44	3,609
22,062,954	Fannie Mae REMICS 2018-28 ID(c),(e)		1.2700	05/25/48	982,492
1,291,453	Fannie Mae REMICS 2019-34 KI(e)		4.0000	07/25/49	192,772
1,049,112	Fannie Mae REMICS 2019-37 CI(e)		4.5000	09/25/48	229,567
1,153,827	Fannie Mae REMICS 2020-14 BI(e)		4.0000	03/25/50	143,810
328,830	Fannie Mae REMICS 2020-16 SJ(a),(e)	US0001M + 6.050%	4.4260	03/25/50	41,513
904,459	Fannie Mae REMICS 2020-20 IA(e)		3.0000	04/25/50	122,228
4,552,976	Fannie Mae REMICS 2020-25 PI(e)		3.0000	03/25/50	768,979
3,772,316	Fannie Mae REMICS 2020-28 IK(e)		3.0000	10/25/49	486,044
3,516,177	Fannie Mae REMICS 2020-95 IB(e)		2.5000	01/25/51	514,224
17,553,545	Fannie Mae REMICS 2020-95 IU(e)		1.5000	01/25/51	2,955,874
9,282,682	Fannie Mae REMICS 2021-34 MI(e)		2.5000	03/25/51	1,415,655
8,201,614	Fannie Mae REMICS 2021-45 JI(e)		2.5000	07/25/51	1,352,889
3,040,480	Fannie Mae REMICS 2021-56 IM(a),(e)	SOFR30A + 2.200%	1.7650	09/25/51	139,165
6,817,137	Fannie Mae REMICS 2021-69 IK(e)		2.0000	05/25/51	1,262,680
24,491,867	Fannie Mae REMICS 2021-69 JS(a),(e)	SOFR30A + 2.550%	1.6240	10/25/51	1,146,837

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.4% (Continued)
15,098,795	Fannie Mae REMICS 2021-80 IA(e)		2.0000	11/25/51	$2,040,678
212,550	Freddie Mac REMICS 3980 TS(a),(e)	US0001M + 6.500%	5.1760	09/15/41	30,270
1,042,411	Freddie Mac REMICS 4100 JI(e)		3.5000	10/15/41	139,501
156,555	Freddie Mac REMICS 4103 DS(a),(e)	US0001M + 6.150%	4.8260	09/15/40	3,994
352,128	Freddie Mac REMICS 4205 AI(e)		2.5000	05/15/28	16,851
6,000,945	Freddie Mac REMICS 4226 IM(e)		3.5000	09/15/31	230,185
451,908	Freddie Mac REMICS 4314 SE(a),(e)	US0001M + 6.050%	4.7260	03/15/44	63,557
460,126	Freddie Mac REMICS 4431 ST(a),(e)	US0001M + 6.100%	4.7760	01/15/45	59,062
90,592	Freddie Mac REMICS 4449 PI(e)		4.0000	11/15/43	8,973
19,378	Freddie Mac REMICS 4535 HI(e)		3.0000	03/15/41	14
1,218,028	Freddie Mac REMICS 4580 MI(e)		3.5000	02/15/43	54,427
11,146,331	Freddie Mac REMICS 4639 GS(a),(e)		1.1180	03/15/36	688,207
762,719	Freddie Mac REMICS 4672 AI(e)		4.5000	03/15/45	39,733
343,206	Freddie Mac REMICS 4680 LI(e)		4.0000	10/15/43	13,688
220,706	Freddie Mac REMICS 4818 BI(e)		4.0000	03/15/45	16,963
1,370,206	Freddie Mac REMICS 4891 PI(e)		4.0000	06/15/49	201,918
399,000	Freddie Mac REMICS 5050 GL		1.2500	12/25/50	217,209
1,023,333	Freddie Mac REMICS 5071 IF(e)		2.0000	02/25/51	95,603
6,592,665	Freddie Mac REMICS 5071 IS(e)		2.0000	02/25/51	804,872
5,260,043	Freddie Mac REMICS 5071 KI(e)		2.0000	02/25/51	558,134
20,643,269	Freddie Mac REMICS 5090 SA(a),(e)	SOFR30A + 1.550%	0.6240	03/25/51	481,003
15,786,319	Freddie Mac REMICS 5177 AS(a),(e)	SOFR30A + 3.150%	2.2240	12/25/51	649,230
846,644	Government National Mortgage Association 2004-56 S(a),(e)	US0001M + 7.650%	6.0550	06/20/33	37,617
187,724	Government National Mortgage Association 2010-131 SB(a),(e)	US0001M + 6.050%	4.5410	04/16/40	1,217
218,944	Government National Mortgage Association 2012-36 QS(a),(e)	US0001M + 6.620%	5.0250	03/20/42	24,534
769,836	Government National Mortgage Association 2014-118 AI(e)		3.5000	05/16/40	50,127
6,920,635	Government National Mortgage Association 2015-3 DS(a),(e)	US0001M + 5.600%	4.0050	11/20/41	283,057
267,112	Government National Mortgage Association 2016-1 ST(a),(e)	US0001M + 6.200%	4.6050	01/20/46	31,356
911,057	Government National Mortgage Association 2018-154 DI(e)		4.0000	01/20/45	64,450
5,812,827	Government National Mortgage Association 2018-154 SP(a),(e)	US0001M + 6.150%	4.5550	11/20/48	696,958
4,955,929	Government National Mortgage Association 2020-122 YI(e)		2.5000	08/20/50	693,766
952,000	Government National Mortgage Association 2020-141 ML		1.5000	09/20/50	566,138
1,119,653	Government National Mortgage Association 2020-167PI(e)		3.5000	11/20/50	150,689
16,897,740	Government National Mortgage Association 2020-33 AI(e)		3.0000	03/20/50	2,586,469
1,868,376	Government National Mortgage Association 2020-61 SF(a),(e)	US0001M + 6.440%	4.8450	07/20/43	238,967
323,626	Government National Mortgage Association 2020-62 GI(e)		4.5000	05/20/50	40,625

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.4% (Continued)
1,618,131	Government National Mortgage Association 2020-62 IG(e)		4.5000	05/20/50	$205,768
12,596,652	Government National Mortgage Association 2021-105 EI(e)		2.5000	05/20/51	1,783,610
15,707,325	Government National Mortgage Association 2021-117 PI(e)		2.5000	07/20/51	2,514,019
5,916,552	Government National Mortgage Association 2021-118 GI(e)		2.5000	07/20/51	858,433
12,128,779	Government National Mortgage Association 2021-156 BI(e)		2.5000	09/20/51	1,849,299
7,651,961	Government National Mortgage Association 2021-156 QI(e)		2.5000	09/20/51	955,393
19,257,469	Government National Mortgage Association 2021-177 MI(e)		2.5000	10/20/51	2,497,192
23,255,195	Government National Mortgage Association 2021-194 TI(e)		3.0000	11/20/51	3,459,698
2,960,479	Government National Mortgage Association 2021-196 PI(e)		2.5000	09/20/51	374,308
4,221,856	Government National Mortgage Association 2021-214 HI(e)		2.5000	12/20/51	556,086
1,705,801	Government National Mortgage Association 2021-226 HL		1.5000	12/20/51	1,175,782
19,061,841	Government National Mortgage Association 2021-24 IH(e)		2.5000	02/20/50	2,381,701
9,024,221	Government National Mortgage Association 2021-24 LI(e)		2.5000	01/20/51	1,252,679
10,775,467	Government National Mortgage Association 2021-41 BI(e)		2.0000	03/20/51	1,593,562
3,890,802	Government National Mortgage Association 2021-49 IP(e)		2.5000	01/20/51	435,906
4,055,070	Government National Mortgage Association 2021-83 EI(e)		2.5000	05/20/51	594,615
290,582	Government National Mortgage Association 2021-89 JL		1.5000	05/20/51	182,799
19,460,742	Government National Mortgage Association 2022-22 PS(a),(e)	SOFR30A + 3.650%	2.8790	08/20/51	1,176,106
19,948,090	Government National Mortgage Association 2022-83 SJ(a),(e)	SOFR30A + 3.200%	2.4290	05/20/52	510,777
12,362,490	Government National Mortgage Association GNR 2022-69 QI(e)		4.0000	04/20/52	2,156,130
					50,989,422
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $47,071,322)				50,989,422

Shares
	SHORT-TERM INVESTMENTS — 4.2%
	MONEY MARKET FUNDS - 4.2%
22,801,873	First American Government Obligations Fund, Class U, 1.29% (Cost $22,801,873)(g)				22,801,873

	TOTAL INVESTMENTS - 99.4% (Cost $577,079,688)				$538,668,200
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.6%				3,187,368
	NET ASSETS - 100.0%				$541,855,568

LLC	- Limited Liability Company

REMIC	- Real Estate Mortgage Investment Conduit

12MTA	- Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

SOFR30A	- United States 30 Day Average SOFR Secured Overnight Financing Rate

US0001M	- ICE LIBOR USD 1 Month

US0006M	- ICE LIBOR USD 6 Month

US0012M	- ICE LIBOR USD 12 Month

(a)	Variable rate security; the rate shown represents the rate on June 30, 2022.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $141,591,674 or 26.1% of net assets.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at June 30, 2022.

(e)	Interest only securities.

(f)	Maturity not determined on this security, maturity will occur based on the maturity of the underlying bonds.

(g)	Rate disclosed is the seven day effective yield as of June 30, 2022.

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	CLOSED END FUNDS — 2.3%
	COMMODITY - 2.3%
23,500	Sprott Physical Gold and Silver Trust(a)	$395,270

	TOTAL CLOSED END FUNDS (Cost $336,373)	395,270

	COMMON STOCKS — 65.3%
	AEROSPACE & DEFENSE - 0.7%
9,030	Kratos Defense & Security Solutions, Inc.(a)	125,336

	ASSET MANAGEMENT - 2.9%
5,850	Groupe Bruxelles Lambert S.A.	488,348

	BEVERAGES - 1.0%
375,000	Thai Beverage PCL	174,085

	BIOTECH & PHARMA - 12.5%
2,900	Johnson & Johnson	514,779
6,900	Novartis A.G. - ADR	583,257
13,640	Sanofi - ADR	682,409
26,000	Takeda Pharmaceutical Company Ltd. - ADR	365,040
		2,145,485
	CHEMICALS - 2.5%
9,250	Mosaic Company	436,877

	CONSTRUCTION MATERIALS - 2.4%
3,930	Holcim Ltd.(b)	168,172
9,000	MDU Resources Group, Inc.	242,910
		411,082
	E-COMMERCE DISCRETIONARY - 0.8%
3,500	eBay, Inc.	145,845

	ENGINEERING & CONSTRUCTION - 3.2%
4,000	Tetra Tech, Inc.	546,200

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 65.3% (Continued)
	ENTERTAINMENT CONTENT - 0.9%
7,700	Vivendi S.A.	$78,218
5,279	Warner Bros Discovery, Inc.(a)	70,844
		149,062
	FOOD - 5.0%
9,326	Campbell Soup Company	448,114
3,533	Nestle S.A. - ADR	411,206
		859,320
	GAS & WATER UTILITIES - 5.2%
7,575	National Fuel Gas Company	500,329
10,000	UGI Corporation	386,100
		886,429
	HOUSEHOLD PRODUCTS - 1.0%
3,800	Unilever PLC - ADR	174,154

	METALS & MINING - 1.5%
7,000	Anglo American PLC	250,259

	RETAIL - DISCRETIONARY - 0.6%
370	Home Depot, Inc.	101,480

	SEMICONDUCTORS - 3.7%
4,915	Intel Corporation	183,870
8,000	Micron Technology, Inc.	442,239
		626,109
	SOFTWARE - 3.0%
2,000	Microsoft Corporation	513,660

	TECHNOLOGY HARDWARE - 3.6%
12,000	Cisco Systems, Inc.	511,680
20,500	Nokia OYJ - ADR	94,505
		606,185
	TELECOMMUNICATIONS - 7.0%
13,000	AT&T, Inc.	272,480
47,200	Orange S.A. - ADR	555,544

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares				Fair Value
	COMMON STOCKS — 65.3% (Continued)
	TELECOMMUNICATIONS - 7.0% (Continued)
23,800	Vodafone Group PLC - ADR			$370,804
				1,198,828
	TOBACCO & CANNABIS - 4.4%
3,991,700	Hanjaya Mandala Sampoerna Tbk P.T.			260,642
22,000	Imperial Brands PLC - ADR			494,120
				754,762
	WHOLESALE - CONSUMER STAPLES - 3.4%
6,275	Bunge Ltd.			569,080

	TOTAL COMMON STOCKS (Cost $9,702,905)			11,162,586

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CONVERTIBLE BONDS — 1.5%
	BIOTECH & PHARMA — 1.5%
275,000	Ligand Pharmaceuticals, Inc.	0.7500	05/15/23	264,687

	TOTAL CONVERTIBLE BONDS (Cost $268,268)			264,687

	CORPORATE BONDS — 24.4%
	AUTOMOTIVE — 1.1%
200,000	Ford Motor Credit Company, LLC	3.3700	11/17/23	194,338

	BIOTECH & PHARMA — 3.7%
225,000	Elanco Animal Health, Inc.	4.2720	08/28/23	227,221
165,000	Teva Pharmaceutical Finance Company BV	2.9500	12/18/22	162,752
250,000	Teva Pharmaceutical Finance Netherlands III BV	2.8000	07/21/23	240,657
				630,630
	CABLE & SATELLITE — 5.1%
361,000	CSC Holdings, LLC	5.8750	09/15/22	359,723
290,000	DISH DBS Corporation	5.8750	07/15/22	290,967
225,000	Quebecor Media, Inc.	5.7500	01/15/23	225,686
				876,376

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 24.4% (Continued)
	CHEMICALS — 1.3%
225,000	Sasol Financing International Ltd.	4.5000	11/14/22	$224,010

	ELECTRIC UTILITIES — 1.5%
250,000	TransAlta Corporation	4.5000	11/15/22	249,791

	LEISURE FACILITIES & SERVICES — 8.4%
375,000	Brinker International, Inc.	3.8750	05/15/23	369,064
276,000	Carnival Corporation	7.2000	10/01/23	266,594
769,000	Royal Caribbean Cruises Ltd.	5.2500	11/15/22	764,675
65,000	Wyndham Destinations, Inc.	3.9000	03/01/23	64,014
				1,464,347
	RETAIL - DISCRETIONARY — 1.5%
250,000	QVC, Inc.	4.3750	03/15/23	249,531

	SPECIALTY FINANCE — 0.6%
100,000	Navient Corporation	5.5000	01/25/23	98,988

	TELECOMMUNICATIONS — 1.2%
50,000	CenturyLink, Inc.	7.5000	04/01/24	49,438
150,000	Sprint Communications, Inc.	6.0000	11/15/22	151,103
				200,541

	TOTAL CORPORATE BONDS (Cost $4,275,496)			4,188,552

	U.S. GOVERNMENT & AGENCIES — 5.3%
	U.S. TREASURY INFLATION PROTECTED — 5.3%
443,000	United States Treasury Inflation Indexed Bonds	0.3750	01/15/27	529,380
360,000	United States Treasury Inflation Indexed Bonds	0.1250	01/15/31	381,901
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,015,513)			911,281

	TOTAL INVESTMENTS - 98.8% (Cost $15,598,555)			$16,922,376
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.2%			211,888
	NET ASSETS - 100.0%			$17,134,264

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

OYJ	- Julkinen osakeyhtiö

PLC	- Public Limited Company

P.T.	- Perseroan Terbatas

S.A.	- Société Anonyme

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares						Fair Value
	COMMON STOCK - 0.0% +
	SOFTWARE - 0.0% +
7,832	Avaya Holdings Corp.					$17,544
	TOTAL COMMON STOCK (Cost - $198,736)

Principal			Coupon Rate
Amount ($)		Variable Rate	(%)		Maturity
	ASSET BACKED SECURITIES - 7.8%
	COLLATERALIZED LOAN OBLIGATIONS - 7.8%
500,000	Apidos CLO XX #	3 Month LIBOR + 5.700%	6.744	*	7/16/2031	414,628
500,000	Apidos CLO XXXV #	3 Month LIBOR + 5.750%	6.813	*	4/20/2034	438,263
500,000	ARES LII CLO Ltd. #	3 Month LIBOR + 6.450%	7.586	*	4/22/2031	457,386
500,000	ARES XLVII CLO Ltd. #	3 Month LIBOR + 5.500%	6.544	*	4/15/2030	443,575
835,000	BlueMountain CLO 2015-4 Ltd. #	3 Month LIBOR + 2.950%	4.013	*	4/20/2030	727,080
500,000	BlueMountain CLO 2018-3 Ltd. #	3 Month LIBOR + 5.950%	7.134	*	10/25/2030	409,706
500,000	BlueMountain CLO XXII Ltd. #	3 Month LIBOR + 5.050%	6.094	*	7/15/2031	434,381
500,000	BlueMountain Fuji US CLO I Ltd. #	3 Month LIBOR + 6.000%	7.063	*	7/20/2029	447,375
500,000	BlueMountain Fuji US CLO III Ltd. #	3 Month LIBOR + 5.200%	6.244	*	1/15/2030	439,689
750,000	Burnham Park CLO Ltd. #	3 Month LIBOR + 5.400%	6.463	*	10/20/2029	673,714
500,000	Canyon CLO 2018-1 Ltd. #	3 Month LIBOR + 5.750%	6.794	*	7/15/2031	445,325
500,000	Carlyle Global Market Strategies CLO 2014-1 Ltd. #	3 Month LIBOR + 5.400%	6.444	*	4/17/2031	395,824
500,000	Carlyle Global Market Strategies CLO 2017-1 Ltd. #	3 Month LIBOR + 6.000%	7.063	*	4/20/2031	404,376
500,000	CARLYLE US CLO 2017-5 Ltd. #	3 Month LIBOR + 5.300%	6.363	*	1/20/2030	423,820
500,000	Cook Park CLO Ltd. #	3 Month LIBOR + 5.400%	6.444	*	4/17/2030	431,537
500,000	Flatiron CLO 17 Ltd. #	3 Month LIBOR + 5.900%	7.311	*	5/15/2030	455,081
500,000	Galaxy XXI CLO Ltd. #	3 Month LIBOR + 5.250%	6.313	*	4/20/2031	442,517
500,000	Goldentree Loan Management US CLO 1 Ltd. #	3 Month LIBOR + 4.750%	5.813	*	1/20/2033	435,993
500,000	Goldentree Loan Management US ClO 2 Ltd. #	3 Month LIBOR + 4.700%	5.763	*	11/28/2030	440,566
750,000	Goldentree Loan Opportunities X Ltd. #	3 Month LIBOR + 5.650%	6.713	*	7/20/2031	680,079
250,000	Grippen Park CLO Ltd. #	3 Month LIBOR + 5.700%	6.763	*	1/20/2030	225,164
500,000	Highbridge Loan Management 7-2015 Ltd. #	3 Month LIBOR + 5.000%	6.411	*	3/15/2027	465,065
500,000	Jamestown CLO II Ltd. #	3 Month LIBOR + 5.450%	6.586	*	4/22/2030	424,639
500,000	KKR CLO 13 Ltd. #	3 Month LIBOR + 4.950%	5.994	*	1/16/2028	473,622
500,000	Magnetite XV Ltd. #	3 Month LIBOR + 5.200%	6.384	*	7/25/2031	435,371
550,000	Neuberger Berman CLO XV #	3 Month LIBOR + 6.750%	7.794	*	10/15/2029	495,110
500,000	Neuberger Berman CLO XVIII Ltd. #	3 Month LIBOR + 5.920%	7.018	*	10/21/2030	431,933
500,000	Octagon Investment Partners 26 Ltd. #	3 Month LIBOR + 5.400%	6.444	*	7/15/2030	400,342
500,000	Octagon Investment Partners 37 Ltd. #	3 Month LIBOR + 5.400%	6.584	*	7/25/2030	433,843
500,000	Octagon Investment Partners 22 Ltd. #	3 Month LIBOR + 5.450%	6.586	*	1/22/2030	400,305
500,000	Octagon Investment Partners 17 Ltd. #	3 Month LIBOR + 5.150%	6.334	*	1/25/2031	395,771
500,000	OHA Credit Partners XV Ltd. #	3 Month LIBOR + 5.300%	6.363	*	1/20/2030	448,301
500,000	Regatta X Funding Ltd. #	3 Month LIBOR + 5.550%	6.594	*	1/17/2031	440,458
550,000	Regatta XI Funding Ltd. #	3 Month LIBOR + 5.550%	6.544	*	7/17/2031	494,969
500,000	RR 5 Ltd. #	3 Month LIBOR + 5.750%	6.794	*	10/15/2031	451,802
500,000	Wellfleet CLO 2015-1 Ltd. #	3 Month LIBOR + 7.050%	8.113	*	7/20/2029	436,652
500,000	Wellfleet CLO 2017-1 Ltd. #	3 Month LIBOR + 6.050%	7.113	*	4/20/2029	430,769
500,000	Wellfleet CLO 2018-2 Ltd. #	3 Month LIBOR + 6.070%	7.133	*	10/20/2031	419,628
500,000	Wellfleet CLO 2018-3 Ltd. #	3 Month LIBOR + 6.250%	7.313	*	1/20/2032	429,115
500,000	Wellfleet CLO X LTD #	3 Month LIBOR + 6.610%	7.673	*	7/20/2032	431,104
1,500,000	York CLO 1 Ltd. #	3 Month LIBOR + 5.580%	6.716	*	10/22/2029	1,382,127
	TOTAL ASSET BACKED SECURITIES (Cost - $21,004,063)					19,387,005

	CORPORATE BONDS - 0.7%
	CABLE & SATELLITE - 0.3%
750,000	CCO Holdings, LLC / CCO Holdings Capital Corporation #		4.750		3/1/2030	644,355

	FOOD - 0.0%
83,000	Darling Ingredients, Inc. #		6.000		6/15/2030	82,911

	INSURANCE- 0.1%
243,000	Alliant Holdings Intermediate LLC #		6.750		10/15/2027	216,275

	LEISURE FACILITIES & SERVICES - 0.3%
799,000	CDI Escrow Issuer, Inc. #		5.750		4/1/2030	736,998

	TOTAL CORPORATE BONDS (Cost - $1,878,524)					1,680,539

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS(Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Variable Rate	(%)		Maturity	Fair Value
	BANK LOANS - 84.6%
	ADVERTISING & MARKETING - 0.2%
675,000	ABG Intermediate Holdings 2, LLC	SOFRRATE + 6.000%	6.801	*	12/10/2029	$631,125

	AEROSPACE & DEFENSE - 2.1%
2,766,121	Dynasty Acquisition Co., Inc.	3 Month LIBOR + 3.500%	4.506	*	4/8/2026	2,558,662
1,487,589	Standard Aero Ltd.	3 Month LIBOR + 3.500%	4.506	*	4/8/2026	1,376,020
1,375,000	Vertex Aerospace Services Corp.	1 Month LIBOR + 4.000%	5.060	*@	11/10/2028	1,308,835
						5,243,517
	APPAREL & TEXTILE PRODUCTS - 0.1%
274,000	Crocs, Inc.	SOFRRATE + 3.500%	4.449	*	1/27/2029	250,198

	ASSET MANAGEMENT - 1.7%
2,858,231	Advisor Group Holdings, Inc.	1 Month LIBOR + 4.500%	5.560	*	7/31/2026	2,726,295
365,994	Edelman Financial Center LLC	1 Month LIBOR + 6.750%	7.810	*	7/20/2026	337,172
1,309,931	KPAE Finance Sub, Inc.	3 Month LIBOR + 3.500%	4.739	*	10/26/2027	1,239,522
1,240	Nexus Buyer LLC	1 Month LIBOR + 3.750%	4.810	*	11/8/2026	1,174
						4,304,163
	AUTOMOTIVE - 2.0%
3,471,430	First Brands Group LLC	SOFRRATE + 5.000%	6.287	*	3/24/2027	3,311,744
1,745,478	GC EOS Buyer, Inc.	1 Month LIBOR + 4.500%	5.560	*	8/1/2025	1,737,161
						5,048,905
	BIOTECH - 0.5%
291,000	Bausch Health Companies, Inc.	SOFRRATE + 5.250%	6.549	*	1/27/2027	250,724
1,041,000	Curium Bidco Sarl Floating Rate	3 Month LIBOR + 4.250%	5.006	*	9/10/2027	991,552
						1,242,276
	BUSINESS AND DEVELOPMENT - 0.1%
245,000	Garda World Security Corp.	SOFRRATE + 4.250%	5.749	*@	2/11/2029	226,013

	CABLE & SATELLITE - 0.9%
2,541,636	Directv Financing, LLC	1 Month LIBOR + 5.000%	6.060	*	7/22/2027	2,347,315

	CHEMICALS - 1.6%
1,497,401	Herens US Holdco Corp.	3 Month LIBOR +4.000%	5.006	*	4/30/2028	1,346,912
2,037,662	Olympus Water US Holdings Corp.	1 Month LIBOR + 3.750%	4.813	*	10/1/2028	1,903,940
118,000	Olympus Water US Holdings Corp.	SOFRRATE + 4.500%	5.298	*	11/9/2028	111,067
649,498	PQ Group Holdings, Inc.	1 Month LIBOR + 3.500%	4.620	*	4/30/2028	621,894
						3,983,813
	COMMERCIAL SUPPORT SERVICES - 5.9%
3,972,408	Allied Universal Holdco LLC	1 Month LIBOR + 3.750%	4.810	*	5/5/2028	3,649,650
725,000	Amentum Government Services Holdings LLC	3 Month LIBOR + 8.750%	10.000	*	1/31/2028	692,375
1,447,000	Amentum Government Services Holdings LLC	3 Month LIBOR + 4.000%	4.777	*	2/7/2029	1,381,892
370,313	American Residential Services LLC	3 Month LIBOR + 3.500%	4.506	*	10/31/2027	347,631
1,088,946	AVSC Holding Corporation	6 Month LIBOR + 4.500%	6.111	*	9/26/2026	952,436
706,729	Bifm CA Buyer, Inc.	1 Month LIBOR + 3.500%	4.560	*	5/31/2026	653,724
2,487,816	Conservice Midco LLC	1 Month LIBOR + 4.250%	5.310	*	5/7/2027	2,364,993
238,748	Creative Artists Agency LLC	1 Month LIBOR + 4.250%	5.312	*	5/4/2026	227,496
122,000	Creative Artists Agency, LLC	1 Month LIBOR + 4.250%	0.000	*@	11/26/2026	117,577
2,234,118	Dispatch Terra Acquisition LLC	3 Month LIBOR + 4.250%	5.256	*	3/25/2028	2,033,047
1,500,000	Ensemble RCM, LLC	3 Month LIBOR + 3.750%	4.989	*	8/1/2026	1,454,685
738,750	Stiphout Finance LLC	1 Month LIBOR + 3.750%	4.810	*	10/26/2025	710,123
						14,585,629
	CONSUMER SERVICES - 1.3%
914,939	Prometric Holdings, Inc.	1 Month LIBOR + 3.000%	4.060	*	1/19/2025	853,945
2,500,000	Spin Holdco, Inc.	3 Month LIBOR + 4.000%	5.611	*	3/1/2028	2,308,750
						3,162,695
	CONTAINERS & PACKAGING - 1.5%
2,439,498	Mauser Packaging Solutions Holding Company	1 Month LIBOR + 3.250%	4.312	*	3/23/2024	2,301,764
997,494	Pactiv Evergreen Group Holdings, Inc.	1 Month LIBOR + 3.500%	4.560	*	9/17/2028	937,285
466,978	Pretium PKG Holdings, Inc.	6 Month LIBOR + 4.000%	4.967	*	9/22/2028	422,910
						3,661,959
	ELECTRONICS - 0.5%
1,250,000	Motus Operations, LLC	3 Month LIBOR + 4.000%	5.200	*@	11/3/2028	1,176,563

	ELECTRIC UTILITIES - 0.4%
1,219,609	Granite Generation LLC	3 Month LIBOR + 3.750%	4.810	*	11/7/2026	1,126,870

	ELECTRICAL EQUIPMENT - 0.3%
658,083	Belfor Holdings, Inc.	1 Month LIBOR + 3.750%	4.810	*	4/4/2026	638,340

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS(Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Variable Rate	(%)		Maturity	Fair Value
	BANK LOANS - 84.6% (Continued)
	ENGINEERING & CONSTRUCTION - 0.7%
388,351	PowerTeam Services LLC	3 Month LIBOR + 3.500%	4.506	*	3/6/2025	309,052
289,902	PowerTeam Services LLC	3 Month LIBOR + 7.250%	8.256	*	3/6/2026	198,873
1,269,251	USIC Holdings, Inc.	1 Month LIBOR + 3.500%	4.560	*	5/14/2028	1,185,639
						1,693,564
	ENTERTAINMENT CONTENT - 1.2%
493,671	AP Core Holdings II, LLC	1 Month LIBOR + 5.500%	6.560	*	9/1/2027	469,397
2,500,000	AP Core Holdings II, LLC	1 Month LIBOR + 5.500%	6.264	*	9/1/2027	2,363,538
111,000	Univision Communications, Inc.	SOFRRATE + 4.250%	0.000	*@	6/8/2029	106,097
						2,939,032
	FINANCIAL SERVICES - 0.1%
370,000	Credit Suisse Loan Funding, LLC		0.000	*@	6/8/2029	350,762

	HEALTH CARE FACILITIES & SERVICES - 11.7%
1,337,771	Aveanna Healthcare LLC	1 Month LIBOR + 3.750%	5.345	*	6/30/2028	1,185,599
312,104	Aveanna Healthcare LLC	1 Month LIBOR + 3.750%	0.000	*@	6/30/2028	276,602
318,208	Aveanna Healthcare LLC	1 Month LIBOR + 7.000%	7.936	*	12/8/2029	284,796
997,494	Bella Holding Co. LLC	1 Month LIBOR + 3.750%	4.810	*	4/1/2028	937,145
1,739,375	Cano Health, LLC	6 Month LIBOR + 4.000%	4.507	*	11/23/2027	1,593,702
36,613	Change Healthcare Holdings LLC	1 Month LIBOR + 2.500%	3.560	*	2/3/2024	35,730
422,936	Dermatology Intermediate Holdings III	SOFRRATE + 4.250%	5.331	*	3/23/2029	395,445
79,053	Dermatology Intermediate Holdings III	1 Month SOFR + 4.250%	5.338	*	3/23/2029	73,915
1,919,161	Envision Healthcare Corp.	1 Month LIBOR + 3.750%	4.810	*	9/28/2025	652,995
1,884,458	Eyecare Partners LLC	3 Month LIBOR + 3.750%	4.756	*	2/5/2027	1,748,429
606,000	Eyecare Partners LLC	3 Month LIBOR + 3.750%	4.756	*	10/14/2028	560,299
2,835,642	FC Compassus, LLC	6 Month LIBOR + 4.250%	5.310	*	12/31/2026	2,523,722
1,048,510	Heartland Dental LLC	1 Month LIBOR + 3.500%	4.560	*	4/19/2025	976,100
1,893,276	Legacy LifePoint Health, LLC	1 Month LIBOR + 3.750%	4.810	*	11/16/2025	1,771,841
3,057,109	MED ParentCo LP	1 Month LIBOR + 4.250%	5.310	*	8/2/2026	2,774,326
75,000	MED ParentCo LP	1 Month LIBOR + 8.250%	9.310	*	8/30/2027	69,844
3,570,714	Milano Acquisition Corporation	3 Month LIBOR + 4.000%	5.006	*	8/17/2027	3,386,608
3,142,118	National Mentor Holdings, Inc.	1 Month LIBOR + 3.750%	3.810	*	2/18/2028	2,738,701
87,656	National Mentor Holdings, Inc.	3 Month LIBOR + 3.750%	4.760	*	2/18/2028	76,402
1,647,241	One Call Medical Co.	3 Month LIBOR + 5.500%	6.688	*	4/8/2027	1,326,029
118,105	Pediatric Associates Holding Company, LLC	6 Month LIBOR + 3.250%	5.076	*	2/8/2029	110,724
17,895	Pediatric Associates Holding Company, LLC	6 Month LIBOR + 3.250%	4.925	*	2/8/2029	16,776
729,998	Team Health Holdings, Inc.	SOFRRATE + 5.250%	6.284	*	2/17/2027	617,760
1,803,457	Upstream Newco, Inc.	SOFRRATE + 4.250%	5.399	*	11/20/2026	1,655,808
1,802,424	US Anesthesia Partners, Inc.	6 Month LIBOR + 4.250%	5.312	*	9/23/2028	1,686,168
1,329,936	US Renal Care, Inc.	1 Month LIBOR + 5.000%	6.060	*	7/26/2026	925,137
65,000	Verscond Holding Corp.	1 Month LIBOR + 7.000%	8.060	*@	2/12/2029	61,750
713,295	WP CityMD Bidco LLC	6 Month LIBOR + 3.250%	3.750	*	11/18/2028	673,618
						29,135,971
	HOME & OFFICE PRODUCTS - 0.7%
1,825,000	Osmosis Debt Merger Sub, Inc.	SOFRRATE + 3.750%	4.838	*	6/17/2028	1,667,594

	HOUSEHOLD PRODUCTS - 0.4%
1,265,038	Journey Personal Care Corp.	3 Month LIBOR + 4.250%	5.256	*	2/19/2028	986,730

	INDUSTRIAL SUPPORT SERVICES - 0.4%
997,487	FCG Acquisitions, Inc.	1 Month LIBOR + 3.750%	4.810	*	3/17/2028	941,379

	INSTITUTIONAL FINANCIAL SERVICES - 2.7%
1,545,973	Aretec Group, Inc.	1 Month LIBOR + 4.250%	5.310	*	10/1/2025	1,472,547
1,636,795	Armor Holdco, Inc.	3 Month LIBOR + 4.500%	5.700	*	10/29/2028	1,559,047
832,520	Ascensus Holdings, Inc.	3 Month LIBOR + 6.500%	7.000	*	8/2/2029	780,487
3,000,000	Deerfield Dakota Holding, LLC	SOFRRATE + 3.750%	4.784	*	3/6/2027	2,817,195
						6,629,276
	INSURANCE - 5.0%
917,873	Acrisure LLC	1 Month LIBOR + 3.500%	4.560	*	1/31/2027	845,361
997,500	Acrisure LLC	1 Month LIBOR + 4.250%	5.310	*	2/15/2027	944,303
1,717,232	Amerilife Holdings, LLC	1 Month LIBOR + 4.000%	5.062	*	3/18/2027	1,646,397
442,148	AssuredPartners, Inc.	1 Month LIBOR + 3.500%	4.560	*	2/13/2027	415,619
105,000	AssuredPartners, Inc.	SOFRRATE + 3.500%	4.534	*	2/13/2027	98,175
1,091,618	AssuredPartners, Inc.	1 Month LIBOR + 3.500%	4.560		2/13/2027	1,025,439
2,411,000	Asurion LLC	1 Month LIBOR + 5.250%	6.310	*	1/29/2028	2,070,446
600,000	Asurion LLC	1 Month LIBOR + 5.250%	6.310	*	1/14/2029	512,700
1,336,433	Hyperion Insurance	1 Month LIBOR + 3.250%	4.313	*@	11/12/2027	1,264,974
1,491,358	OneDigital Borrower LLC	SOFRRATE + 4.250%	4.750	*	11/16/2027	1,416,790
3,499	Ryan Specialty Group LLC	SOFRRATE + 3.000%	4.134	*	7/23/2027	3,377
994,872	Sedgwick Claims Management Services, Inc.	1 Month LIBOR + 4.250%	5.310	*	9/3/2026	963,165
1,250,000	Sedgwick Claims Management Services, Inc.	1 Month LIBOR + 4.250%	8.060	*	9/3/2026	1,192,188
						12,398,934

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS(Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Variable Rate	(%)		Maturity	Fair Value
	BANK LOANS - 84.6% (Continued)
	INTERNET MEDIA & SERVICES - 2.0%
1,217,118	Endurance International Group Holdings, Inc.	6 Month LIBOR + 3.500%	4.620	*	2/10/2028	1,097,433
723,006	Hoya Midco LLC	SOFRRATE + 3.250%	3.750	*	6/27/2024	703,123
2,747,906	MH Sub I LLC	1 Month LIBOR + 3.750%	4.810	*	9/15/2024	2,594,711
550,000	MH Sub I LLC	1 Month LIBOR + 6.250%	7.310	*	2/23/2029	521,125
						4,916,392
	LEISURE FACILITIES & SERVICES - 4.5%
494,924	Aimbridge Acquisition Co., Inc.	1 Month LIBOR + 3.750%	4.810	*	2/1/2026	443,781
1,888,587	AMC Entertainment Holdings, Inc.	1 Month LIBOR + 3.000%	4.200	*	4/22/2026	1,597,272
340,623	Equinox Holdings, Inc.	3 Month LIBOR + 3.000%	4.006	*	3/8/2024	257,738
2,173,867	Fertitta Entertainment, LLC/NV	SOFRRATE + 4.000%	5.034	*	1/13/2029	2,010,838
600,000	Fitness International LLC	3 Month LIBOR + 3.250%	4.256	*	4/18/2025	537,708
1,491,187	IRB Holding Corp.	SOFRRATE + 3.000%	4.238	*	11/19/2027	1,403,580
463	Motion Finco LLC	3 Month LIBOR + 3.250%	4.256	*	11/4/2026	429
706,927	NEP Group, Inc.		7.750	*@	10/20/2025	675,557
2,111,674	Playa Resorts Holding BV	1 Month LIBOR + 2.750%	3.810	*	4/27/2024	2,000,590
2,479,241	Raptor Acquisition Corp.	3 Month LIBOR + 4.000%	6.096	*	11/1/2026	2,340,404
						11,267,897
	MACHINERY - 0.6%
1,403,360	Pro Mach Group, Inc.	1 Month LIBOR + 4.000%	5.060	*	8/31/2028	1,327,494
71,229	Pro Mach Group, Inc.	1 Month LIBOR + 4.000%	5.000	*	8/31/2028	67,378
						1,394,872
	MEDICAL EQUIPMENT & DEVICES - 0.1%
314,000	Bausch + Lomb Corporation	SOFRRATE + 3.250%	4.549	*	5/5/2027	293,433

	OIL & GAS PRODUCERS - 1.2%
1,689,777	EG America LLC	3 Month LIBOR + 4.000%	5.006	*	2/5/2025	1,592,615
59,886	Energy & Exploration Partners LLC ^		0.000	@	12/31/2049	299
940,788	GIP III Stetson I LP	1 Month LIBOR + 4.250%	5.310	*	7/18/2025	891,839
550,000	Prairie ECI Acquiror LP	1 Month LIBOR + 4.750%	5.810	*	3/7/2026	516,263
						3,001,016
	PROFESSIONAL SERVICES - 0.8%
2,001,000	Vialto Partners		0.000	*@	4/19/2029	1,883,441

	PUBLISHING & BROADCASTING - 1.8%
3,356,634	Mav Acquisition Corporation	6 Month LIBOR + 4.750%	5.554	*	7/21/2028	3,048,931
1,577,120	Sinclair Television Group, Inc.	SOFRRATE + 3.750%	4.884	*	4/13/2029	1,458,836
						4,507,767
	RETAIL - DISCRETIONARY - 4.1%
1,702,826	Great Outdoors Group, LLC	1 Month LIBOR + 3.750%	4.810	*	3/5/2028	1,557,660
1,116,695	LS Group OpCo AcquisItion LLC	6 Month LIBOR + 3.250%	4.000	*	11/2/2027	1,045,506
3,353,000	Mavis Tire Express Services Corp.	SOFRRATE + 4.000%	5.625	*	4/30/2028	3,109,908
1,731,411	Michaels Companies, Inc.	3 Month LIBOR + 4.250%	5.256	*	4/9/2028	1,438,032
2,166,539	PetSmart, Inc.	6 Month LIBOR + 3.750%	4.500	*	1/29/2028	2,045,754
1,083,249	Staples, Inc.	3 Month LIBOR + 5.000%	6.286	*	4/9/2026	947,090
						10,143,950
	SOFTWARE - 12.4%
1,495,659	Boxer Parent Co., Inc.	1 Month LIBOR + 3.750%	4.810	*	10/2/2025	1,397,200
1,644,873	Boxer Parent Co., Inc.	3 Month LIBOR + 5.500%	6.264	*	3/23/2026	1,551,329
2,202,000	Condor Merger Sub, Inc.	SOFRRATE + 4.000%	5.145	*	2/3/2029	2,011,164
2,227,531	Greeneden US Holdings II, LLC	1 Month LIBOR + 4.000%	5.060	*	10/8/2027	2,136,202
1,878,626	HS Purchaser LLC	SOFRRATE + 4.000%	4.813	*	11/30/2026	1,766,378
750,000	HS Purchaser LLC		7.563	*	11/19/2027	720,000
3,250,000	Hyland Software, Inc.	1 Month LIBOR + 3.500%	4.560	*	7/1/2024	3,144,830
600,000	Hyland Software, Inc.	1 Month LIBOR + 6.250%	7.310	*	7/10/2025	591,000
997,481	Idera, Inc.	1 Month LIBOR + 3.750%	4.820	*	3/2/2028	922,984
1,325,000	Mediaocean, LLC	1 Month LIBOR + 3.500%	4.560	*@	12/9/2028	1,252,788
1,750,000	Mitchell International, Inc.	3 Month LIBOR + 3.750%	5.345	*	10/1/2028	1,599,063
475,000	Mitchell International, Inc.	1 Month LIBOR + 6.500%	8.095	*	10/1/2029	448,505
997,500	Project Sky Merger Sub, Inc.	1 Month LIBOR + 3.750%	4.810	*	8/10/2028	921,027
1,235,398	Project Sky Merger Sub, Inc.	1 Month LIBOR + 6.000%	7.060	*	8/10/2029	1,087,150
1,146,000	Quasar Intermediate Holdings Ltd.	SOFRRATE + 4.250%	5.470	*	1/20/2029	1,023,160
124,000	Quasar Intermediate Holdings Ltd.	SOFRRATE + 7.500%	8.724	*	1/20/2030	111,832
471,422	Seattle SpinCo, Inc.	SOFRRATE + 4.000%	5.034	*	1/14/2027	430,173
3,268,163	Solera LLC	1 Month LIBOR + 4.000%	5.060	*	6/4/2028	3,029,473
997,455	TIBCO Software, Inc.	1 Month LIBOR + 3.750%	4.810	*	7/3/2026	981,092
1,000,000	TIBCO Software, Inc.	1 Month LIBOR + 7.250%	8.310	*	3/4/2028	986,750
2,154,118	UKG, Inc.	3 Month LIBOR + 5.250%	6.212	*	5/3/2027	2,004,407
765,802	Ultimate Software Group, Inc.	3 Month LIBOR + 3.750%	4.756	*@	4/8/2026	725,792
1,936,409	Weld North Education LLC	1 Month LIBOR + 3.750%	4.810	*	12/17/2027	1,846,036
						30,688,335

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS(Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Variable Rate	(%)		Maturity	Fair Value
	BANK LOANS - 84.6% (Continued)
	SPECIALTY FINANCE - 0.8%
2,022,766	Orion Advisor Solutions, Inc.	3 Month LIBOR + 3.750%	4.989	*	9/24/2027	1,909,825

	TECHNOLOGY HARDWARE - 0.7%
1,005,493	Atlas CC Acquisition Corporation	1 Month LIBOR + 4.250%	5.000	*	4/29/2028	931,971
204,507	Atlas CC Acquisition Corporation	1 Month LIBOR + 4.250%	5.000	*	4/29/2028	189,553
715,353	VeriFone Systems, Inc.	3 Month LIBOR + 4.000%	5.524	*	8/20/2025	647,037
						1,768,561

	TECHNOLOGY SERVICES - 7.6%
923,922	Acuris Finance US, Inc.	SOFRRATE + 4.000%	5.134	*	2/4/2028	873,878
290,970	Blackhawk Network Holdings, Inc.	1 Month LIBOR + 7.000%	8.313	*	5/22/2026	285,392
2,508,790	Ensono Holdings, LLC	1 Month LIBOR + 4.000%	4.750	*	5/20/2028	2,333,576
750,000	ION Trading Finance Ltd.	3 Month LIBOR + 4.750%	5.810	*	3/26/2028	693,986
2,477,550	MPH Acquisition Holdings LLC	3 Month LIBOR + 4.250%	5.825	*	8/17/2028	2,288,017
3,182,104	Netsmart, Inc.	1 Month LIBOR + 4.000%	5.060	*	10/1/2027	3,038,909
3,673,333	Peraton Corp.	1 Month LIBOR + 3.750%	4.810	*	2/24/2028	3,459,490
242,702	Peraton Corp.	1 Month LIBOR + 7.750%	9.005	*	2/1/2029	226,926
1,715,128	Sitel Worldwide Corporation	3 Month LIBOR + 3.750%	6.810	*	7/29/2028	1,653,495
2,892,408	TierPoint, LLC	1 Month LIBOR + 3.750%	4.810	*	5/1/2026	2,711,633
1,441,594	Verscend Holding Corp.	1 Month LIBOR + 4.000%	5.060	*	8/27/2025	1,383,930
						18,949,232
	TELECOMMUNICATIONS - 2.6%
1,981,286	CCI Buyer, Inc.	SOFRRATE + 4.000%	4.750	*	12/12/2027	1,812,877
2,521,321	Metronet Systems Holdings LLC	SOFRRATE + 3.750%	5.054	*	5/26/2028	2,342,723
1,641,750	Xplornet Communications, Inc.	1 Month LIBOR + 4.000%	5.060	*	9/30/2028	1,505,058
720,000	Zayo Group Holdings, Inc. Floating Rate, Due 03/09/2027	1 Month LIBOR + 4.250%	5.295	*	3/9/2027	674,849
						6,335,507
	TRANSPORTATION & LOGISTICS - 2.2%
577,924	AAdvantage Loyalty IP Ltd.	3 Month LIBOR + 4.750%	5.813	*	3/10/2028	552,845
216,000	Brown Group Holding, LLC		0.000	@	6/8/2029	207,809
500,000	KKR Apple Bidco, LLC	1 Month LIBOR + 5.750%	6.810	*	7/13/2029	481,250
2,601,588	United Airlines, Inc.	1 Month LIBOR + 3.750%	4.711	*	4/14/2028	2,429,246
2,014,952	WestJet Airlines Ltd.	3 Month LIBOR + 3.000%	5.030	*	10/8/2026	1,816,983
						5,488,133
	WHOLESALE - CONSUMER STAPLES - 1.2%
1,246,762	H-Food Holdings, LLC	1 Month LIBOR + 3.690%	4.747	*	5/17/2025	1,124,161
1,493,570	H-Food Holdings, LLC	1 Month LIBOR + 4.000%	5.060	*	5/31/2025	1,361,016
566,755	Quirch Foods Holdings LLC	SOFRRATE + 4.500%	5.677	*	10/27/2027	538,418
						3,023,595

	TOTAL BANK LOANS (Cost - $226,051,287)					209,944,580

	SHORT-TERM INVESTMENT - 4.4%
	MONEY MARKET - 4.4%
10,936,197	First American Government Obligations Fund - Class U, 1.29%**					10,936,197
	TOTAL SHORT-TERM INVESTMENT (Cost - $10,936,197)

	TOTAL INVESTMENTS - 97.5% (Cost - $260,068,807)					$241,965,865
	OTHER ASSETS LESS LIABILITIES - 2.5%					6,068,549
	NET ASSETS - 100.0%					$248,034,414

*	Variable rate; rate shown represents the rate on June 30, 2022.

**	Rate disclosed is the seven day effective yield as of June 30, 2022.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2022, these securities amounted to $21,067,543 or 8.5% of net assets.

^	The security is illiquid; total illiquid securities represent 0.00% of net assets.

@	Security has not settled. Interest rate will be set at settlement.

+	Round to less than 0.1%

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

The accompanying notes are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares				Fair Value
	COMMON STOCKS — 1.2%
	OIL & GAS SERVICES & EQUIPMENT - 1.2%
17,102	PHI Group, Inc. (a) (Cost $418,742)			$221,984

		Coupon Rate
		(%)	Maturity
	PREFERRED STOCKS — 2.5%
	LEISURE FACILITIES & SERVICES — 2.5%
25,352	FAT Brands, Inc.(a) (Cost $563,439)	8.2500	12/31/49	449,998

Principal
Amount ($)
	CONVERTIBLE BONDS — 17.9%
	ASSET MANAGEMENT — 4.2%
850,000	WisdomTree Investments, Inc.	3.2500	06/15/26	775,200

	AUTOMOTIVE — 4.2%
1,000,000	NIO, Inc.	0.5000	02/01/27	759,500

	INTERNET MEDIA & SERVICES — 7.0%
1,000,000	fuboTV, Inc.	3.2500	02/15/26	317,000
1,018,000	Hello Group, Inc.	1.2500	07/01/25	941,696
				1,258,696
	SPECIALTY FINANCE — 2.5%
500,000	EZCORP, Inc.	2.3750	05/01/25	445,250

	TOTAL CONVERTIBLE BONDS (Cost $3,909,787)			3,238,646

	CORPORATE BONDS — 75.4%
	ASSET MANAGEMENT — 4.2%
850,000	Icahn Enterprises, L.P. / Icahn Enterprises	5.2500	05/15/27	754,796

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.4% (Continued)
	AUTOMOTIVE — 3.9%
874,000	American Axle & Manufacturing, Inc.(b)	5.0000	10/01/29	$711,255

	CHEMICALS — 4.7%
973,000	Rayonier AM Products, Inc.(c)	7.6250	01/15/26	850,314

	HOME CONSTRUCTION — 3.6%
844,000	Beazer Homes USA, Inc. (b)	5.8750	10/15/27	650,918

	INTERNET MEDIA & SERVICES — 4.2%
755,000	Uber Technologies, Inc.(c)	8.0000	11/01/26	753,335

	MACHINERY — 5.0%
954,000	Titan International, Inc. (b)	7.0000	04/30/28	897,628

	METALS & MINING — 4.9%
865,000	Coeur Mining, Inc.(b) (c)	5.1250	02/15/29	600,560
300,000	Hecla Mining Company	7.2500	02/15/28	284,759
				885,319
	OIL & GAS PRODUCERS — 7.4%
325,000	Occidental Petroleum Corporation	6.6000	03/15/46	346,112
1,016,000	PBF Logistics, L.P. / PBF Logistics Finance	6.8750	05/15/23	1,001,898
				1,348,010
	OIL & GAS SERVICES & EQUIPMENT — 6.0%
593,000	Transocean, Inc.(b) (c)	11.5000	01/30/27	557,385
1,017,000	Transocean, Inc.	6.8000	03/15/38	530,345
				1,087,730
	REAL ESTATE INVESTMENT TRUSTS — 6.0%
900,000	CoreCivic, Inc. (b)	4.7500	10/15/27	742,694
447,000	Service Properties Trust	5.2500	02/15/26	344,175
				1,086,869
	REAL ESTATE OWNERS & DEVELOPERS — 3.4%
840,000	Howard Hughes Corporation (The)(c)	4.3750	02/01/31	623,860

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.4% (Continued)
	RETAIL - CONSUMER STAPLES — 4.2%
983,000	Rite Aid Corporation(c)	8.0000	11/15/26	$768,411

	RETAIL - DISCRETIONARY — 9.7%
1,170,000	BATH & BODY WORKS INC	6.7500	07/01/36	939,633
1,065,000	Bed Bath & Beyond, Inc.	5.1650	08/01/44	221,717
825,000	Nordstrom, Inc. (b)	5.0000	01/15/44	590,321
				1,751,671
	SPECIALTY FINANCE — 4.0%
836,000	Enova International, Inc. B(c)	8.5000	09/15/25	728,244

	STEEL — 4.2%
966,000	United States Steel Corporation	6.6500	06/01/37	752,181

	TECHNOLOGY HARDWARE — 0%(b)
8,669,000	Energy Conversion Devices, Inc.(c)(d)(e)(f)	0.0000	12/15/49	0

	TOTAL CORPORATE BONDS (Cost $19,426,510)			13,650,541

Shares
	WARRANT — 1.0%
	OIL & GAS SERVICES & EQUIPMENT - 1.0%
14,310	PHI Group, Inc. (a),(f) (Cost $350,379)			188,892

	COLLATERAL FOR SECURITIES LOANED – 19.2%
3,470,494	Mount Vernon Prime Portfolio, 1.64% (g)(h) (Cost $3,470,494)			3,470,494

	TOTAL INVESTMENTS – 117.2% (Cost $28,139,351)			$21,220,555
	LIABILITIES IN EXCESS OF OTHER ASSETS – (17.2)%			(3,119,334)
	NET ASSETS - 100.0%			$18,101,221

REIT – Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $3,376,536 at June 30, 2022.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $4,882,109 or 27.0% of net assets.

(d)	Illiquid security. The total fair value of these securities as of June 30, 2022 was $0, representing 0% of net assets.

(e)	Represents issuer in default on interest payments; non-income producing security.

(f)	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $188,892 or 1.0% of net assets.

(g)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(h)	Mutual Fund Series Trust’s securities lending policy and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	CLOSED END FUNDS — 2.5%
	MIXED ALLOCATION - 2.5%
28,217	NexPoint Diversified Real Estate Trust (Cost $322,855)	$465,298

	COMMON STOCKS — 43.2%
	ASSET MANAGEMENT - 12.9%
3,300	Apollo Global Management, Inc.	159,984
37,930	Compass Diversified Holdings	812,461
116,675	PennantPark Investment Corporation	721,052
31,103	Sculptor Capital Management, Inc.	259,710
42,466	SuRo Capital Corporation	271,782
49,500	US Global Investors, Inc., Class A	216,810
		2,441,799
	AUTOMOTIVE - 0.4%
6,200	Ford Motor Company	69,006

	BUSINESS DEVELOPMENT COMPANIES - 4.1%
109,809	Prospect Capital Corporation(a)	767,565

	ENTERTAINMENT CONTENT - 0.2%
3,386	Warner Bros Discovery, Inc.(b)	45,440

	FOOD - 1.1%
5,284	Kraft Heinz Company (The) (a)	201,532

	GAMING REITS - 6.3%
39,614	VICI Properties, Inc. (a)	1,180,101

	HEALTH CARE FACILITIES & SERVICES - 0.9%
1,225	Quest Diagnostics, Inc.	162,901

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 43.2% (Continued)
	HOME CONSTRUCTION - 1.6%
4,665	DR Horton, Inc. (a)	$308,776

	INDUSTRIAL REIT - 1.4%
2,390	Innovative Industrial Properties, Inc. (a)	262,589

	OIL & GAS PRODUCERS - 3.1%
1,491	Chevron Corporation	215,867
4,177	Exxon Mobil Corporation	357,718
		573,585
	REAL ESTATE INVESTMENT TRUSTS - 2.4%
15,250	Americold Realty Trust, Inc. (a)	458,110

	TECHNOLOGY HARDWARE - 2.9%
8,890	HP, Inc.	291,414
47,154	Pitney Bowes, Inc.	170,697
4,612	Xerox Holdings Corporation(a)	68,488
		530,599
	TECHNOLOGY SERVICES - 1.6%
2,161	International Business Machines Corporation(a)	305,112
432	Kyndryl Holdings, Inc.(b)	4,225
		309,337
	TELECOMMUNICATIONS - 2.2%
14,000	AT&T, Inc.	293,440
2,050	Verizon Communications, Inc.	104,038
		397,478
	TRANSPORTATION & LOGISTICS - 2.1%
26,000	AFC Gamma, Inc.	398,580

	TOTAL COMMON STOCKS (Cost $10,285,632)	8,107,398

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 10.4%
	AUTOMOTIVE — 2.8%
700,000	NIO, Inc.	0.5000	02/01/27	$531,650

	INTERNET MEDIA & SERVICES — 4.2%
662,000	fuboTV, Inc.	3.2500	02/15/26	209,854
618,000	Hello Group, Inc.	1.2500	07/01/25	571,678
				781,532
	SPECIALTY FINANCE — 3.4%
717,000	EZCORP, Inc.	2.3750	05/01/25	638,489

	TOTAL CONVERTIBLE BONDS (Cost $2,422,964)			1,951,671

	CORPORATE BONDS — 40.8%
	AUTOMOTIVE — 2.8%
639,000	American Axle & Manufacturing, Inc.(a)	5.0000	10/01/29	520,014

	HOME CONSTRUCTION — 2.6%
635,000	Beazer Homes USA, Inc. (a)	5.8750	10/15/27	489,731

	INTERNET MEDIA & SERVICES — 1.8%
332,000	Uber Technologies, Inc.(c)	8.0000	11/01/26	331,268

	MACHINERY — 3.4%
687,000	Titan International, Inc. (a)	7.0000	04/30/28	646,405

	METALS & MINING — 2.0%
534,000	Coeur Mining, Inc. (a)(c)	5.1250	02/15/29	370,750

	OIL & GAS PRODUCERS — 5.5%
350,000	Occidental Petroleum Corporation	6.6000	03/15/46	372,736
671,000	PBF Logistics, L.P. / PBF Logistics Finance	6.8750	05/15/23	661,687
				1,034,423

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 40.8% (Continued)
	OIL & GAS SERVICES & EQUIPMENT — 8.4%
1,154,000	Transocean, Inc. (a) (c)	11.5000	01/30/27	$1,084,691
953,000	Transocean, Inc. (a)	6.8000	03/15/38	496,970
				1,581,661
	REAL ESTATE INVESTMENT TRUSTS — 7.0%
1,278,000	CoreCivic, Inc.	4.7500	10/15/27	1,054,626
332,000	Service Properties Trust	5.2500	02/15/26	255,628
				1,310,254
	REAL ESTATE OWNERS & DEVELOPERS — 1.8%
445,000	Howard Hughes Corporation (The)(c)	4.3750	02/01/31	330,497

	RETAIL - DISCRETIONARY — 2.5%
411,000	Bath & Body Works, In.	6.7500	07/01/36	330,076
373,000	Bed Bath & Beyond, Inc.	5.1650	08/01/44	77,653
74,000	Kohl’s Corporation	5.5500	07/17/45	62,773
				470,502
	SPECIALTY FINANCE — 3.0%
647,000	Enova International, Inc. B(c)	8.5000	09/15/25	563,605

	TECHNOLOGY HARDWARE — 0.0%(g)
5,543,000	Energy Conversion Devices, Inc. (c)(d)(e)(f)	0.0000	12/15/49	0

	TOTAL CORPORATE BONDS (Cost $10,556,880)			7,649,110

Shares
	WARRANT — 0.0%(g)
	ASSET MANAGEMENT - 0.0% (g)
1,389	Pershing Square Tontine Holdings Ltd. (b) (Cost $8,509)			597

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COLLATERAL FOR SECURITIES LOANED – 37.6%
7,042,407	Mount Vernon Prime Portfolio, 1.64% (Cost $7,042,407)(h)(i)	$7,042,407

	TOTAL INVESTMENTS – 134.5% (Cost $30,639,247)	$25,216,481
	LIABILITIES IN EXCESS OF OTHER ASSETS – (34.5)%	(6,461,794)
	NET ASSETS - 100.0%	$18,754,687

LTD - Limited Company

REIT - Real Estate Investment Trust

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $6,848,801 at June 30, 2022.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $2,680,811 or 14.3% of net assets.

(d)	The security is illiquid; total illiquid securities represent 0.0% of net assets.

(e)	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

(f)	Represents issuer in default on interest payments; non-income producing security.

(g)	Percentage rounds to less than 0.1%.

(h)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(i)	Mutual Fund Series Trust’s securities lending policy and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

CATALYST INTEREST RATE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	MORTGAGE-BACKED SECURITIES — 40.8%
	AGENCY CMBS — 1.5%
101,578	Fannie Mae-Aces 2006-M2 A2A(a)		5.2710	10/25/32	$103,193
19,076	Freddie Mac Multifamily Structured Pass Through K095 A1(a)		2.6300	11/25/28	18,537
140,185	Government National Mortgage Association 2007-15 Z(a)		4.2970	03/16/47	140,359
10,636	Government National Mortgage Association 2019-2 A(a)		3.1500	08/16/51	10,543
					272,632
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.3%
28,902	Banc of America Funding 2004-1 Trust(a),(b)		0.0000	03/25/34	21,311
17,456	Fannie Mae Interest Strip 264 2(a),(c)		8.0000	07/25/24	1,020
33,317	Fannie Mae Interest Strip 274 2(a),(c)		8.5000	10/25/25	2,285
398,616	Fannie Mae Interest Strip 359 18(a),(c)		6.0000	07/25/35	78,028
955,817	Fannie Mae Interest Strip 362 7(a),(c)		5.0000	08/25/35	196,343
92,346	Fannie Mae Interest Strip 383 46(a),(c)		6.0000	04/25/38	20,548
8,303	Fannie Mae Interest Strip 383 89(a),(c)		7.5000	09/25/37	1,815
170,619	Fannie Mae Interest Strip 385 6(a),(c)		5.0000	01/25/38	33,399
315,007	Fannie Mae Interest Strip 402 7(a),(c)		4.5000	11/25/39	72,929
153,181	Fannie Mae Interest Strip 407 8(a),(c)		5.0000	03/25/41	32,086
1,737,052	Fannie Mae Interest Strip 408 C3(a),(c)		5.0000	11/25/40	329,463
469,492	Fannie Mae Interest Strip 409 C22(a),(c)		4.5000	11/25/39	83,753
233,187	Fannie Mae Interest Strip 413 80(a),(c)		4.0000	07/25/32	27,914
276,832	Fannie Mae Interest Strip 425 133(a),(c)		4.5000	09/25/47	45,741
323,064	Fannie Mae REMIC Trust 2004-W10 PO(a),(b)		0.0000	08/25/34	292,198
7,175,594	Fannie Mae REMIC Trust 2004-W4 IO1(a),(c)		0.0860	06/25/34	32,922
162,128	Fannie Mae REMIC Trust 2004-W4 PO(a),(b)		0.0000	06/25/34	145,304
698,946	Fannie Mae REMIC Trust 2004-W5 S1(c),(d)	US0001M + 7.050%	5.4260	02/25/47	92,943
65,799	Fannie Mae REMIC Trust 2005-W2 PO(a),(b)		0.0000	05/25/35	60,199
13,338,581	Fannie Mae REMICS 2002-33 IO(a),(c)		0.2850	06/25/28	82,623
23,785	Fannie Mae REMICS 2002-40 SK(c),(d)	US0001M + 8.000%	6.3760	09/25/23	637
272,744	Fannie Mae REMICS 2002-90 DS(c),(d)	US0001M + 7.000%	5.3760	09/25/32	36,502
404,051	Fannie Mae REMICS 2003-2 S(c),(d)	US0001M + 7.750%	6.1260	02/25/33	67,060
134,697	Fannie Mae REMICS 2003-33 IA(a),(c)		6.5000	05/25/33	24,566
778,777	Fannie Mae REMICS 2003-48 SI(c),(d)	US0001M + 8.250%	6.6260	06/25/33	134,429
142,738	Fannie Mae REMICS 2004-17 ST(c),(d)	US0001M + 7.600%	5.9760	04/25/34	21,023
10,781	Fannie Mae REMICS 2004-51 SY(d)	US0001M + 14.240%	10.9930	07/25/34	10,906

See accompanying notes which are an integral part of these financial statements.

CATALYST INTEREST RATE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	MORTGAGE-BACKED SECURITIES — 40.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.3% (Continued)
383,525	Fannie Mae REMICS 2004-70 XJ(a),(c)		5.0000	10/25/34	$66,417
370,878	Fannie Mae REMICS 2004-72 BS(c),(d)	US0001M + 6.500%	4.8760	09/25/34	35,368
521,891	Fannie Mae REMICS 2005-89 S(c),(d)	US0001M + 6.700%	5.0760	10/25/35	60,980
272,105	Fannie Mae REMICS 2005-93 SI(c),(d)	US0001M + 6.100%	4.4760	10/25/35	32,229
403,170	Fannie Mae REMICS 2006-109 SG(c),(d)	US0001M + 6.630%	5.0060	11/25/36	47,834
206,696	Fannie Mae REMICS 2007-44 SA(c),(d)	US0001M + 6.780%	5.1560	05/25/37	32,803
251,230	Fannie Mae REMICS 2007-60 AX(c),(d)	US0001M + 7.150%	5.5260	07/25/37	43,978
1,100,780	Fannie Mae REMICS 2010-38 SH(c),(d)	US0001M + 6.350%	4.7260	04/25/40	121,928
871,785	Fannie Mae REMICS 2010-52 S(c),(d)	US0001M + 6.350%	4.7260	05/25/40	99,057
595,989	Fannie Mae REMICS 2010-58 SA(c),(d)	US0001M + 6.450%	4.8260	06/25/40	75,548
134,361	Fannie Mae REMICS 2011-127 TE(c),(d)	US0001M + 535.500%	4.5000	12/25/41	24,487
52,927	Fannie Mae REMICS 2012-106 SA(c),(d)	US0001M + 6.160%	4.5360	10/25/42	6,287
706,277	Fannie Mae REMICS 2012-98 WS(c),(d)	US0001M + 6.550%	4.9260	09/25/42	121,612
210,844	Fannie Mae REMICS 2013-10 JS(c),(d)	US0001M + 6.150%	4.5260	02/25/43	31,960
2,424,442	Fannie Mae REMICS 2013-3 IO(a),(c)		3.0000	02/25/33	259,437
105,535	Fannie Mae REMICS 2013-80 HS(d)	US0001M + 13.000%	6.5060	07/25/43	99,881
98,458	Fannie Mae REMICS 2016-32 IG(c),(d)	US0001M + 1.800%	1.1630	01/25/43	152
225,897	Fannie Mae REMICS 2016-78 CS(c),(d)	US0001M + 6.100%	4.4760	05/25/39	22,949
244,433	Fannie Mae REMICS 2019- 68 IO(c),(d)	US0001M + 4.000%	2.3760	06/25/43	1,544
1,426,333	Fannie Mae REMICS 2020-45 KI(a),(c)		2.5000	07/25/50	194,994
155,000	Fannie Mae REMICS 2021-20 PY(a)		1.5000	04/25/51	81,837
1,762,450	Fannie Mae Trust 2003-W6 2003-W6 5S(c),(d)	US0001M + 7.600%	5.9760	09/25/42	267,851
93,635	Fannie Mae Trust 2005-W3 2AF(d)	US0001M + 0.220%	1.8440	03/25/45	93,412
132,046	Freddie Mac REMICS 2385 SB(c),(d)	US0001M + 7.870%	6.5460	05/15/29	12,116
195,829	Freddie Mac REMICS 2470 SR(c),(d)	US0001M + 8.000%	6.6760	12/15/31	25,446
254,352	Freddie Mac REMICS 2479 SA(c),(d)	US0001M + 8.100%	6.7760	08/15/32	19,237
515,339	Freddie Mac REMICS 2530 QI(c),(d)	US0001M + 7.000%	5.6760	01/15/32	54,130
34,241	Freddie Mac REMICS 2611 SQ(d)	US0001M + 13.000%	10.3520	05/15/33	35,291
32,191	Freddie Mac REMICS 2795 SY(d)	US0001M + 14.400%	11.2220	12/15/32	33,255
85,116	Freddie Mac REMICS 2979 BS(d)	US0001M + 24.273%	19.4190	05/15/35	104,406
55,072	Freddie Mac REMICS 3034 LA(a)		5.0000	09/15/35	56,754
898,023	Freddie Mac REMICS 3055 CS(c),(d)	US0001M + 6.590%	5.2660	10/15/35	120,813

See accompanying notes which are an integral part of these financial statements.

CATALYST INTEREST RATE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	MORTGAGE-BACKED SECURITIES — 40.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.3% (Continued)
503,512	Freddie Mac REMICS 3147 LS(c),(d)	US0001M + 6.650%	5.3260	04/15/36	$73,351
490,553	Freddie Mac REMICS 3218 AS(c),(d)	US0001M + 6.580%	5.2560	09/15/36	72,677
182,000	Freddie Mac REMICS 3237 CE(a)		5.5000	11/15/36	197,969
389,822	Freddie Mac REMICS 3347 SY(c),(d)	US0001M + 6.500%	5.1760	02/15/36	54,548
679,009	Freddie Mac REMICS 3365 SC(c),(d)	US0001M + 6.000%	4.6760	02/15/36	82,502
166,590	Freddie Mac REMICS 3415 IP(a),(c)		6.5000	12/15/37	29,106
406,358	Freddie Mac REMICS 3424 XI(c),(d)	US0001M + 6.570%	5.2460	05/15/36	40,185
946,688	Freddie Mac REMICS 3428 SL(c),(d)	US0001M + 6.060%	4.7360	07/15/36	118,808
462,839	Freddie Mac REMICS 3457 SB(c),(d)	US0001M + 5.950%	4.6260	12/15/36	55,384
123,010	Freddie Mac REMICS 3772 SA(d)	US0001M + 14.910%	10.9380	12/15/40	128,599
63,140	Freddie Mac REMICS 3820 HI(a),(c)		4.5000	05/15/40	2,433
261,573	Freddie Mac REMICS 3828 SW(d)	US0001M + 13.200%	9.2280	02/15/41	254,912
17,518	Freddie Mac REMICS 3967 AI(a),(c)		5.0000	03/15/41	489
193,173	Freddie Mac REMICS 3997 SK(c),(d)	US0001M + 6.600%	5.2760	11/15/41	15,548
166,697	Freddie Mac REMICS 4001 MY(a),(c)		4.0000	08/15/40	11,376
212,036	Freddie Mac REMICS 4185 ES(d)	US0001M + 6.000%	4.0140	03/15/43	170,933
408,395	Freddie Mac REMICS 4320 SD(c),(d)	US0001M + 6.100%	4.7760	07/15/39	47,613
2,041,852	Freddie Mac REMICS 4603 KI(c),(d)	US0001M + 1.295%	0.8370	01/15/43	73,935
4,012,295	Freddie Mac REMICS 4605 KI(c),(d)	US0001M + 1.170%	0.7560	08/15/43	40,604
1,139,093	Freddie Mac REMICS 4995 KI(a),(c)		5.5000	12/25/43	217,482
883,000	Freddie Mac REMICS 5088 HY(a)		1.5000	03/25/51	500,490
88,474	Freddie Mac Strips 183 IO(a),(c)		7.0000	04/01/27	9,232
816,610	Freddie Mac Strips 240 S16(c),(d)	US0001M + 6.500%	5.1760	07/15/36	140,377
530,797	Freddie Mac Strips 240 S30(c),(d)	US0001M + 7.700%	6.3760	07/15/36	97,918
267,043	Freddie Mac Strips 242 S54(c),(d)	US0001M + 8.600%	7.2760	11/15/36	79,680
112,354	Freddie Mac Strips 244 S14(c),(d)	US0001M + 6.600%	5.2760	12/15/36	12,906
1,814	Government National Mortgage Association Series 2013-22 GA(a)		2.5000	10/20/41	1,900
32,885	Government National Mortgage Association 2014-131 BW(a)		1.9360	05/20/41	33,618
9,482	Government National Mortgage Association 2015-10 SL(d)	US0001M + 4.100%	2.5050	02/20/42	9,042
1,834,567	Government National Mortgage Association 2016-17 GI(c),(d)	US0001M + 2.625%	1.6960	08/20/45	75,094
709,986	Government National Mortgage Association 2016-49 IO(c)		4.5000	11/16/45	125,058
559,505	Government National Mortgage Association 2017-139 SA(c),(d)	US0001M + 6.200%	4.6050	08/20/47	71,529
252,197	Government National Mortgage Association 2018-67 SC(c),(d)	US0001M + 6.200%	4.6050	05/20/48	29,051

See accompanying notes which are an integral part of these financial statements.

CATALYST INTEREST RATE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	MORTGAGE-BACKED SECURITIES — 40.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 39.3% (Continued)
1,416,988	Government National Mortgage Association 2021-154 GI(a),(c)		2.5000	09/20/51	$147,915
					7,254,204

	TOTAL MORTGAGE-BACKED SECURITIES (Cost $9,393,210)				7,526,836

	U.S. GOVERNMENT & AGENCIES — 3.8%
	AGENCY FIXED RATE — 3.8%
4,840	Fannie Mae Pool AM6381		3.2900	08/01/26	4,836
638,513	Freddie Mac Gold Pool G60687		8.5000	05/01/31	692,487
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $730,145)				697,323

Shares
	SHORT-TERM INVESTMENTS — 48.7%
	MONEY MARKET FUNDS - 48.7%
8,980,003	First American Government Obligations Fund, Class U, 1.29% (Cost $8,980,003)(e)				8,980,003

	TOTAL INVESTMENTS - 93.3% (Cost $19,103,358)				$17,204,162
	OTHER ASSETS IN EXCESS OF LIABILITIES- 6.7%				1,239,021
	NET ASSETS - 100.0%				$18,443,183

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(f)	Value and Unrealized Appreciation (Depreciation)
7	CME 3 Month Eurodollar Future	03/13/2023	$1,686,650	$19,725
17	CME 3 Month Eurodollar Future	03/18/2024	4,123,350	18,225
30	CME 3 Month Eurodollar Future	03/17/2025	7,288,499	28,752
7	CME 3 Month Eurodollar Future	06/19/2023	1,689,888	175
17	CME 3 Month Eurodollar Future	06/17/2024	4,127,175	16,025
30	CME 3 Month Eurodollar Future	06/16/2025	7,287,374	(18,000)
7	CME 3 Month Eurodollar Future	09/19/2022	1,693,913	23,400
17	CME 3 Month Eurodollar Future	09/18/2023	4,112,088	29,162
30	CME 3 Month Eurodollar Future	09/16/2024	7,286,625	49,624
7	CME 3 Month Eurodollar Future	12/19/2022	1,685,425	25,325
17	CME 3 Month Eurodollar Future	12/18/2023	4,118,463	23,937
30	CME 3 Month Eurodollar Future	12/16/2024	7,287,375	48,000
	TOTAL FUTURES CONTRACTS			$264,350

REMIC - Real Estate Mortgage Investment Conduit

US0001M ICE LIBOR USD 1 Month

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Zero coupon bond.

(c)	Interest only securities.

(d)	Variable rate security; the rate shown represents the rate on June 30, 2022.

(e)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(f)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2022

			Catalyst/MAP	Catalyst/CIFC		Catalyst/SMH	Catalyst *
	Catalyst Insider	Catalyst Enhanced	Global Balanced	Floating Rate	Catalyst/SMH	Total Return	Interest Rate
	Income Fund	Income Strategy Fund	Fund	Income Fund	High Income Fund	Income Fund	Opportunity Fund
ASSETS:
Investment in Securities, at Cost	$101,548,359	$577,079,688	$15,598,555	$260,068,807	$28,139,351	$30,639,247	$19,103,358
Investment in Securities, at Value, Securities on loan ($0; $0; $0; $0; $3,376,536; $6,848,801; $0)	$93,784,545	$538,668,200	$16,922,376	$241,965,865	$21,220,555	$25,216,481	$17,204,162
Cash	1,536,993	128,599	121,121	15,627,813	12,594	332,499	—
Receivable for Fund shares sold	68,961	1,241,064	131	138,327	—	—	—
Receivable for securities sold	498,838	—	—	2,267,099	—	—	—
Dividends and interest receivable	1,295,385	2,772,253	175,690	1,285,282	372,153	276,121	100,182
Futures unrealized appreciation	—	—	—	—	—	—	282,350
Deposits with Broker for futures and options (a)	—	—	—	—	—	—	1,470,035
Prepaid expenses and other assets	28,413	61,217	19,544	37,660	25,259	20,579	14,917
Total Assets	97,213,135	542,871,333	17,238,862	261,322,046	21,630,561	25,845,680	19,071,646

LIABILITIES:
Payable for securities purchased	—	—	—	11,972,686	—	—	556,506
Management fees payable	26,419	478,405	2,363	128,936	6,828	7,811	12,666
Distribution Payable	44,212	—	—	113,252	—	—	—
Payable upon return of securities loaned (Note 8)	—	—	—	—	3,470,494	7,042,407	—
Payable for Fund shares redeemed	141,873	439,255	67,102	984,417	2,419	—	4,909
Payable to related parties	7,449	32,546	2,673	19,418	3,196	3,607	6,116
Trustee fee payable	3,250	2,254	3,371	3,081	3,298	3,362	3,356
Accrued 12b-1 fees	6,961	41,788	7,195	28,134	19,547	12,546	828
Futures unrealized depreciation	—	—	—	—	—	—	18,000
Compliance Officer fees payable	18	—	131	—	—	24	—
Accrued expenses and other liabilities	34,475	21,517	21,763	37,708	23,558	21,236	26,082
Total Liabilities	264,657	1,015,765	104,598	13,287,632	3,529,340	7,090,993	628,463

Net Assets	$96,948,478	$541,855,568	$17,134,264	$248,034,414	$18,101,221	$18,754,687	$18,443,183

NET ASSETS CONSIST OF:
Paid in capital	$107,383,142	$585,731,035	$15,840,448	$276,414,870	$54,785,699	$41,927,035	$22,459,105
Accumulated earnings (losses)	(10,434,664)	(43,875,467)	1,293,816	(28,380,456)	(36,684,478)	(23,172,348)	(4,015,922)
Net Assets	$96,948,478	$541,855,568	$17,134,264	$248,034,414	$18,101,221	$18,754,687	$18,443,183

Class A
Net Assets	$5,090,208	$33,489,353	$2,418,185	$23,682,807	$8,001,590	$6,756,422	$607,172
Shares of beneficial interest outstanding (b)	577,345	3,241,832	212,798	2,650,018	2,406,139	1,596,267	76,058
Net asset value per share (Net assets/shares outstanding)	$8.82	$10.33	$11.36	$8.94	$3.33	$4.23	$7.98
Maximum offering price per share (c)	$9.26	$10.85	$12.05	$9.39	$3.50	$4.49	$8.38
Minimum redemption price per share (d)	$8.73	$10.23	$11.25	$8.85	$3.30	$4.19	$7.90

Class C
Net Assets	$3,657,604	$27,397,845	$5,971,859	$21,907,136	$2,533,572	$3,295,829	$299,064
Shares of beneficial interest outstanding (b)	414,365	2,665,680	534,148	2,460,056	760,515	779,638	37,566
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$8.83	$10.28	$11.18	$8.91	$3.33	$4.23	$7.96

Class I
Net Assets	$88,200,666	$480,968,370	$8,744,220	$202,444,471	$7,566,059	$8,702,436	$17,536,947
Shares of beneficial interest outstanding (b)	9,979,191	46,561,707	767,668	22,636,574	2,274,294	2,061,820	2,203,729
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$8.84	$10.33	$11.39	$8.94	$3.33	$4.22	$7.96

(a)	See Section 1c in the notes for the breakout by counterparty.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund, excluding the Catalyst/MAP Global Balanced Fund and the Catalyst/SMH Total Return Income Fund which impose 5.75%.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases.

*	Formerly Catalyst/Stone Beach Income Opportunity Fund

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2022

			Catalyst/MAP	Catalyst/CIFC		Catalyst/SMH	Catalyst *
	Catalyst Insider	Catalyst Enhanced	Global Balanced	Floating Rate	Catalyst/SMH	Total Return	Interest Rate
	Income Fund	Income Strategy Fund	Fund	Income Fund	High Income Fund	Income Fund	Opportunity Fund
Investment Income:
Dividend Income	$—	$—	$421,339	$—	$—	$379,936	$205,294
Interest Income	4,055,933	36,860,056	166,123	9,728,886	1,520,398	696,129	594,769
Securities Lending Income - net	—	—	—	—	26,728	19,587	—
Foreign tax withheld	—	—	(17,269)	—	—	—	—
Total Investment Income	4,055,933	36,860,056	570,193	9,728,886	1,547,126	1,095,652	800,063

Operating Expenses:
Investment management fees	830,622	7,074,950	190,426	2,084,613	250,075	208,416	282,517
12b-1 Fees:
Class A	13,851	110,482	6,656	55,731	23,114	17,466	1,826
Class C	40,020	272,782	63,202	184,681	38,986	50,824	3,883
Registration fees	70,804	78,726	36,242	62,319	47,420	41,247	29,764
Networking fees	133,459	445,774	17,230	188,336	23,276	12,229	18,090
Transfer Agent fees	9,031	32,373	1,464	13,059	3,596	1,776	1,985
Management services fees	30,908	119,261	8,423	53,814	9,596	8,863	9,318
Administration fees	55,554	302,430	27,057	135,890	30,382	29,977	52,726
Audit fees	16,351	19,883	16,294	15,757	15,794	15,794	17,002
Legal fees	11,599	12,975	11,342	19,973	12,017	12,217	15,399
Trustees’ fees	13,842	12,842	13,633	13,867	13,520	13,659	13,659
Compliance officer fees	8,266	21,605	8,421	15,034	8,441	8,318	10,783
Printing expense	10,949	36,477	1,882	17,776	3,002	1,719	3,720
Custody fees	6,546	37,138	10,700	20,440	3,707	3,404	4,388
Insurance expense	2,413	7,774	616	4,020	600	503	858
Dividend expense	—	—	—	—	—	—	6,108
Interest expense	850	227	445	227	2,021	393	7,194
Miscellaneous expense	2,668	2,173	2,668	18,861	3,079	2,623	3,430
Total Operating Expenses	1,257,733	8,587,872	416,701	2,904,398	488,626	429,428	482,650
Less: Fees waived/ Expenses reimbursed by Manager	(372,543)	(1,120,683)	(161,770)	(785,104)	(117,270)	(83,714)	(163,441)
Net Operating Expenses	885,190	7,467,189	254,931	2,119,294	371,356	345,714	319,209

Net Investment Income	3,170,743	29,392,867	315,262	7,609,592	1,175,770	749,938	480,854

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(1,383,194)	(4,080,758)	416,356	(69,081)	394,393	592,018	(523,113)
Distribution of realized gains by underlying investment companies	—	—	—	—	—	145,192	—
Securities sold short	—	—	—	—	—	—	(60,834)
Options purchased	—	—	—	—	—	—	(64)
Options written	—	—	—	—	—	8,494	76,295
Futures	—	—	—	—	—	—	734,995
Foreign currency transactions	—	—	250	—	—	—	—
Net realized gain (loss)	(1,383,194)	(4,080,758)	416,606	(69,081)	394,393	745,704	227,279

Net change in unrealized appreciation (depreciation) on:
Investments	(10,567,439)	(39,161,011)	(1,647,746)	(19,036,032)	(5,678,065)	(4,505,862)	(2,013,432)
Options written	—	—	42,126	—	—	(1,488)	2,664
Futures	—	—	—	—	—	—	307,320
Foreign currency translations	—	—	(2,187)	—	—	—	—
Net change in unrealized appreciation (depreciation)	(10,567,439)	(39,161,011)	(1,607,807)	(19,036,032)	(5,678,065)	(4,507,350)	(1,703,448)

Net Realized and Unrealized Loss on Investments	(11,950,633)	(43,241,769)	(1,191,201)	(19,105,113)	(5,283,672)	(3,761,646)	(1,476,169)

Net Decrease in Net Assets Resulting From Operations	$(8,779,890)	$(13,848,902)	$(875,939)	$(11,495,521)	$(4,107,902)	$(3,011,708)	$(995,315)

*	Formerly, Catalyst/Stone Beach Income Opportunity Fund.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

			Catalyst Enhanced		Catalyst/MAP Global
	Catalyst Insider Income Fund		Income Strategy Fund		Balanced Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Operations:
Net investment income	$3,170,743	$2,189,469	$29,392,867	$14,907,690	$315,262	$350,263
Net realized gain (loss) on investments	(1,383,194)	(115,228)	(4,080,758)	2,403,188	416,606	1,020,330
Net change in unrealized appreciation (depreciation) on investments	(10,567,439)	2,461,085	(39,161,011)	(2,306,818)	(1,607,807)	2,214,874
Net increase (decrease) in net assets resulting from operations	(8,779,890)	4,535,326	(13,848,902)	15,004,060	(875,939)	3,585,467

Distributions to Shareholders from:
Total Distributions
Class A	(163,505)	(136,509)	(2,715,394)	(1,626,857)	(155,506)	(43,897)
Class C	(86,184)	(49,865)	(1,500,064)	(637,956)	(358,306)	(69,936)
Class I	(3,249,236)	(2,016,000)	(25,849,211)	(13,024,215)	(639,024)	(230,235)

Total distributions to shareholders	(3,498,925)	(2,202,374)	(30,064,669)	(15,289,028)	(1,152,836)	(344,068)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,326,682	2,323,706	33,536,685	25,081,749	561,076	341,051
Class C	977,166	2,838,876	21,722,242	15,899,566	975,384	567,966
Class I	41,598,900	66,011,594	429,518,090	200,001,959	1,778,445	1,328,636
Reinvestment of distributions
Class A	151,108	108,695	2,332,430	1,070,841	140,579	36,926
Class C	84,553	45,444	1,315,737	462,490	331,718	62,684
Class I	2,688,624	1,626,269	20,228,670	9,094,816	550,461	197,224
Cost of shares redeemed
Class A	(1,520,880)	(1,331,948)	(33,433,044)	(7,342,056)	(682,243)	(1,619,227)
Class C	(815,345)	(770,090)	(12,294,002)	(1,805,437)	(1,278,446)	(1,199,090)
Class I	(40,853,724)	(20,343,333)	(211,259,402)	(54,459,653)	(3,051,992)	(5,634,136)
Net increase (decrease) in net assets from share transactions of beneficial interest	4,637,084	50,509,213	251,667,406	188,004,275	(675,018)	(5,917,966)

Total Increase (Decrease) in Net Assets	(7,641,731)	52,842,165	207,753,835	187,719,307	(2,703,793)	(2,676,567)

Net Assets:
Beginning of year	104,590,209	51,748,044	334,101,733	146,382,426	19,838,057	22,514,624
End of year	$96,948,478	$104,590,209	$541,855,568	$334,101,733	$17,134,264	$19,838,057

Share Activity:
Class A
Shares Sold	237,811	238,729	3,042,577	2,218,924	45,771	27,923
Shares Reinvested	15,857	11,121	213,999	95,026	11,500	3,039
Shares Redeemed	(158,535)	(136,105)	(3,118,235)	(649,005)	(55,779)	(139,482)
Net increase (decrease) in shares of Beneficial interest	95,133	113,745	138,341	1,664,945	1,492	(108,520)

Class C
Shares Sold	101,401	288,423	1,977,168	1,411,477	80,659	49,024
Shares Reinvested	8,860	4,639	121,471	41,210	27,510	5,213
Shares Redeemed	(85,415)	(79,012)	(1,141,103)	(160,372)	(104,061)	(100,423)
Net increase (decrease) in shares of Beneficial interest	24,846	214,050	957,536	1,292,315	4,108	(46,186)

Class I
Shares Sold	4,270,849	6,699,642	39,263,124	17,692,619	142,178	113,004
Shares Reinvested	280,910	165,773	1,863,882	807,064	44,967	16,314
Shares Redeemed	(4,263,715)	(2,069,733)	(19,574,533)	(4,816,182)	(246,434)	(466,670)
Net increase (decrease) in shares of Beneficial interest	288,044	4,795,682	21,552,473	13,683,501	(59,289)	(337,352)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/CIFC Floating
	Rate Income Fund		Catalyst/SMH High Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Operations:				(as restated)
Net investment income	$7,609,592	$3,863,361	$1,175,770	$836,790
Net realized gain (loss) on investments	(69,081)	1,261,590	394,393	(4,011,026	) (a)
Net change in unrealized appreciation/ (depreciation) on investments	(19,036,032)	4,791,781	(5,678,065)	7,568,453	(a)
Net increase (decrease) in net assets resulting from operations	(11,495,521)	9,916,732	(4,107,902)	4,394,217

Distributions to Shareholders from:
Return of Capital
Class A	—	—	(10,949)	(6,125)
Class C	—	—	(4,548)	(4,186)
Class I	—	—	(13,916)	(5,810)
Distributions paid
Class A	(753,730)	(619,410)	(446,399)	(375,023)
Class C	(489,404)	(312,765)	(145,709)	(208,781)
Class I	(6,182,058)	(3,216,759)	(583,662)	(254,736)

Total distributions to shareholders	(7,425,192)	(4,148,934)	(1,205,183)	(854,661)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	9,072,404	8,758,033	2,766,549	482,693
Class C	13,300,129	4,896,087	94,061	2,051,483
Class I	177,065,245	82,613,016	9,478,574	9,056,949
Reinvestment of distributions
Class A	680,962	408,154	228,833	198,208
Class C	440,612	254,903	79,059	100,982
Class I	5,291,587	2,842,720	470,256	166,903
Cost of shares redeemed
Class A	(3,948,424)	(5,841,585)	(1,739,154)	(1,783,617)
Class C	(4,657,414)	(3,121,585)	(2,951,260)	(2,588,095)
Class I	(85,850,568)	(31,264,881)	(10,897,564)	(2,200,341)
Net increase (decrease) in net assets from share transactions of beneficial interest	111,394,533	59,544,862	(2,470,646)	5,485,165

Total Increase (Decrease) in Net Assets	92,473,820	65,312,660	(7,783,731)	9,024,721

Net Assets:
Beginning of year	155,560,594	90,247,934	25,884,952	16,860,231
End of year	$248,034,414	$155,560,594	$18,101,221	$25,884,952

Share Activity:
Class A
Shares Sold	949,670	934,908	669,639	125,184
Shares Reinvested	72,112	43,076	58,383	50,549
Shares Redeemed	(416,701)	(617,337)	(425,185)	(459,502)
Net increase (decrease) in shares of Beneficial interest	605,081	360,647	302,837	(283,769)

Class C
Shares Sold	1,403,360	515,589	22,791	541,622
Shares Reinvested	46,891	26,961	20,031	25,736
Shares Redeemed	(491,547)	(331,701)	(715,988)	(674,961)
Net increase (decrease) in shares of Beneficial interest	958,704	210,849	(673,166)	(107,603)

Class I
Shares Sold	18,617,134	8,667,787	2,286,131	2,238,237
Shares Reinvested	560,961	298,668	118,995	41,281
Shares Redeemed	(9,152,986)	(3,282,853)	(2,715,507)	(542,964)
Net increase (decrease) in shares of Beneficial interest	10,025,109	5,683,602	(310,381)	1,736,554

(a)	Net realized gain (loss) and net change in unrealized appreciation/(depreciation) on investments was restated during the year ended June 30, 2022. See Note 12.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/SMH Total			Catalyst
	Return Income Fund			Interest Rate Opportunity Fund *

	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022	June 30, 2021		June 30, 2022	June 30, 2021
Operations:		(as restated)			(as restated)
Net investment income	$749,938	$840,459		$480,854	$736,789	(b)
Net realized gain (loss) on investments	745,704	(3,965,864	) (a)	227,279	(195,807	) (b)
Net change in unrealized appreciation (depreciation) on investments	(4,507,350)	8,881,602	(a)	(1,703,448)	(1,663,425	) (b)
Net increase (decrease) in net assets resulting from operations	(3,011,708)	5,756,197		(995,315)	(1,122,443)

Distributions to Shareholders from:
Return of Capital
Class A	(108,439)	(918)		(16,756)	(12,299)
Class C	(77,637)	(2,232)		(8,940)	(4,203)
Class I	(136,348)	(1,521)		(495,179)	(233,389)
Distributions paid
Class A	(221,511)	(168,909)		(18,063)	(73,820)
Class C	(118,764)	(348,423)		(7,252)	(26,672)
Class I	(299,150)	(285,685)		(616,818)	(1,366,242)

Total distributions to shareholders	(961,849)	(807,688)		(1,163,008)	(1,716,625)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,868,376	1,386,876		139,408	855,106
Class C	162,733	193,054		1,810	343,360
Class I	4,754,079	2,877,716		7,153,283	18,816,681
Reinvestment of distributions
Class A	198,296	91,613		23,784	54,477
Class C	168,733	294,585		15,981	30,209
Class I	284,429	112,435		896,751	1,079,845
Cost of shares redeemed
Class A	(1,051,842)	(783,084)		(584,124)	(1,165,612)
Class C	(4,860,709)	(784,283)		(166,306)	(730,140)
Class I	(1,779,954)	(1,597,473)		(16,005,964)	(16,605,667)
Net increase (decrease) in net assets from share transactions of beneficial interest	2,744,141	1,791,439		(8,525,377)	2,678,259

Total Increase (Decrease) in Net Assets	(1,229,416)	6,739,948		(10,683,700)	(160,809)

Net Assets:
Beginning of year	19,984,103	13,244,155		29,126,883	29,287,692
End of year	$18,754,687	$19,984,103		$18,443,183	$29,126,883

Share Activity:
Class A
Shares Sold	959,020	289,248		16,299	90,162
Shares Reinvested	40,310	20,074		2,824	5,869
Shares Redeemed	(211,833)	(165,745)		(67,820)	(127,511)
Net increase (decrease) in shares of Beneficial interest	787,497	143,577		(48,697)	(31,480)

Class C
Shares Sold	33,833	42,878		220	36,255
Shares Reinvested	34,006	65,127		1,899	3,261
Shares Redeemed	(960,872)	(164,921)		(19,687)	(78,322)
Net decrease in shares of Beneficial interest	(893,033)	(56,916)		(17,568)	(38,806)

Class I
Shares Sold	963,420	579,761		838,741	2,009,164
Shares Reinvested	58,276	24,283		106,869	117,153
Shares Redeemed	(366,356)	(352,224)		(1,879,930)	(1,787,641)
Net increase (decrease) in shares of Beneficial interest	655,340	251,820		(934,320)	338,676

*	Formerly, Catalyst/Stone Beach Income Opportunity Fund

(a)	Net realized gain (loss) and net change in unrealized appreciation/(depreciation) on investments was restated during the year ended June 30, 2022. See Note 12.

(b)	Net investment income, net realized gain (loss) and net change in unrealized appreciation/(depreciation) on investments was restated during the year ended June 30, 2022. See Note 12.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$9.88	$9.50	$9.55	$9.38	$9.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.26	0.28	0.28	0.26	0.20
Net realized and unrealized gain (loss) on investments	(1.04)	0.39	(0.03)	0.12	0.10
Total from investment operations	(0.78)	0.67	0.25	0.38	0.30

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.29)	(0.28)	(0.21)	(0.19)
From net realized gains	(0.03)	—	(0.02)	—	—
Total distributions	(0.28)	(0.29)	(0.30)	(0.21)	(0.19)

Net asset value, end of year	$8.82	$9.88	$9.50	$9.55	$9.38

Total return (B)	(8.06)%	7.15%	2.72%	4.06%	3.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,090	$4,764	$3,500	$2,453	$141
Ratios to average net assets
Expenses, before waiver and reimbursement	1.34%	1.37%	1.43%	2.12%	4.17%
Expenses, net waiver and reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment Income (loss), before waiver and reimbursement	2.34%	2.50%	2.55%	1.67%	(1.07)%
Net investment income, net waiver and reimbursement	2.68%	2.87%	2.98%	2.79%	2.10%
Portfolio turnover rate	70%	89%	172%	126%	34%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$9.89	$9.50	$9.56	$9.37	$9.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18	0.19	0.21	0.19	0.13
Net realized and unrealized gain (loss) on investments	(1.03)	0.42	(0.04)	0.14	0.11
Total from investment operations	(0.85)	0.61	0.17	0.33	0.24

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.22)	(0.21)	(0.14)	(0.12)
From net realized gains	(0.03)	—	(0.02)	—	—
Total distributions	(0.21)	(0.22)	(0.23)	(0.14)	(0.12)

Net asset value, end of year	$8.83	$9.89	$9.50	$9.56	$9.37

Total return (B)	(8.76)%	6.48%	1.84%	3.51%	2.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year(in 000’s)	$3,658	$3,851	$1,668	$1,131	$41
Ratios to average net assets
Expenses, before waiver and reimbursement	2.09%	2.12%	2.18%	2.87%	4.92%
Expenses, net waiver and reimbursement	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss), before waiver and reimbursement	1.57%	1.60%	1.80%	0.87%	(1.85)%
Net investment income, net waiver and reimbursement	1.91%	1.97%	2.23%	1.99%	1.32%
Portfolio turnover rate	70%	89%	172%	126%	34%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$9.90	$9.51	$9.56	$9.38	$9.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28	0.30	0.31	0.29	0.23
Net realized and unrealized gain (loss) on investments	(1.03)	0.40	(0.05)	0.13	0.10
Total from investment operations	(0.75)	0.70	0.26	0.42	0.33

LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.31)	(0.29)	(0.24)	(0.22)
From net realized gains	(0.03)	—	(0.02)	—	—
Total distributions	(0.31)	(0.31)	(0.31)	(0.24)	(0.22)

Net asset value, end of year	$8.84	$9.90	$9.51	$9.56	$9.38

Total return (B)	(7.79)%	7.45%	2.90%	4.49%	3.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$88,201	$95,976	$46,580	$29,737	$2,179
Ratios to average net assets
Expenses, before waiver and reimbursement	1.09%	1.12%	1.18%	1.87%	4.42%
Expenses, net waiver and reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment Income (loss), before waiver and reimbursement	2.57%	2.65%	2.80%	1.89%	(1.19)%
Net investment income, net waiver and reimbursement	2.91%	3.02%	3.23%	3.01%	2.48%
Portfolio turnover rate	70%	89%	172%	126%	34%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Enhanced Income Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019 (A)
Net asset value, beginning of year/period	$11.21	$11.11	$11.16		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.66	0.73	0.57		0.27
Net realized and unrealized gain(loss) on investments	(0.87)	0.08	(0.07)		1.06
Total from investment operations	(0.21)	0.81	0.50		1.33

LESS DISTRIBUTIONS:
From net investment income	(0.66)	(0.71)	(0.55)		(0.17)
From net realized gains	(0.01)	—	—		—
Total distributions	(0.67)	(0.71)	(0.55)		(0.17)

Net asset value, end of year/period	$10.33	$11.21	$11.11		$11.16

Total return (C)	(2.03)%	7.39%	4.60	% (D)	13.28	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$33,489	$34,778	$15,978		$1,016
Ratios to average net assets
Expenses, before waiver and reimbursement	1.99%	2.04%	2.11%		2.71	% (F)
Expenses, net waiver and reimbursement	1.75%	1.75%	1.75%		1.75	% (F)
Net investment income, before waiver and reimbursement	5.81%	6.13%	4.83%		3.77	% (F)
Net investment income, net waiver and reimbursement	6.05%	6.42%	5.18%		4.73	% (F)
Portfolio turnover rate	57%	58%	94%		42	% (E)

	Class C
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019 (A)
Net asset value, beginning of year/period	$11.16	$11.07	$11.13		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.58	0.65	0.46		0.22
Net realized and unrealized gain (loss) on investments	(0.87)	0.07	(0.05)		1.05
Total from investment operations	(0.29)	0.72	0.41		1.27

LESS DISTRIBUTIONS:
From net investment income	(0.58)	(0.63)	(0.47)		(0.14)
From net realized gains	(0.01)	—	—		—
Total distributions	(0.59)	(0.63)	(0.47)		(0.14)

Net asset value, end of year/period	$10.28	$11.16	$11.07		$11.13

Total return (C)	(2.74)%	6.61%	3.82%		12.75	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$27,398	$19,059	$4,605		$769
Ratios to average net assets
Expenses, before waiver and reimbursement	2.74%	2.79%	2.86%		3.46	% (F)
Expenses, net waiver and reimbursement	2.50%	2.50%	2.50%		2.50	% (F)
Net investment Income, before waiver and reimbursement	5.06%	5.47%	3.82%		2.98	% (F)
Net investment income, net waiver and reimbursement	5.30%	5.76%	4.17%		3.94	% (F)
Portfolio turnover rate	57%	58%	94%		42	% (E)

(A)	The Catalyst Enhanced Income Fund Class A and Class C shares commenced operations on December 31, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Enhanced Income Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019 (A)
Net asset value, beginning of year/period	$11.21	$11.11	$11.15	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.69	0.76	0.57	0.25
Net realized and unrealized gain (loss) on investments	(0.87)	0.07	(0.04)	1.08
Total from investment operations	(0.18)	0.83	0.53	1.33

LESS DISTRIBUTIONS:
From net investment income	(0.69)	(0.73)	(0.57)	(0.18)
From net realized gains	(0.01)	—	—	—
Total distributions	(0.70)	(0.73)	(0.57)	(0.18)

Net asset value, end of year/period	$10.33	$11.21	$11.11	$11.15

Total return (C)	(1.79)%	7.64%	4.93%	13.32	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$480,968	$280,265	$125,800	$29,378
Ratios to average net assets
Expenses, before waiver and reimbursement	1.74%	1.79%	1.86%	2.46	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50%	1.50%	1.50	% (E)
Net investment income, before waiver and reimbursement	6.07%	6.39%	4.82%	3.47	% (E)
Net investment income, net waiver and reimbursement	6.31%	6.68%	5.17%	4.43	% (E)
Portfolio turnover rate	57%	58%	94%	42	% (D)

(A)	The Catalyst Enhanced Income Fund Class I shares commenced operations on December 31, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$12.69	$10.95		$11.65	$12.06	$11.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22	0.20		0.22	0.18	0.14
Net realized and unrealized gain (loss) on investments	(0.80)	1.74		(0.60)	0.29	0.35
Total from investment operations	(0.58)	1.94		(0.38)	0.47	0.49

LESS DISTRIBUTIONS:
From return of capital	—	—		—	(0.02)	—
From net investment income	(0.28)	(0.20)		(0.21)	(0.16)	(0.22)
From net realized gains	(0.47)	(0.00	) (B)	(0.11)	(0.70)	(0.17)
Total distributions	(0.75)	(0.20)		(0.32)	(0.88)	(0.39)

Net asset value, end of year	$11.36	$12.69		$10.95	$11.65	$12.06

Total return (C)	(4.90)%	17.83%		(3.27)%	4.28%	4.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,418	$2,681		$3,502	$4,132	$5,332
Ratios to average net assets
Expenses, before waiver and reimbursement (D,E)	2.07%	2.00%		1.95%	1.90%	1.87%
Expenses, net waiver and reimbursement (D,E)	1.22%	1.22%		1.22%	1.31%	1.55%
Net investment income, before waiver and reimbursement (E)	0.95%	0.92%		1.22%	0.98%	0.84%
Net investment income, net waiver and reimbursement (E)	1.81%	1.70%		1.95%	1.57%	1.16%
Portfolio turnover rate	25%	18%		49%	38%	42%

	Class C
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$12.55	$10.85		$11.52	$11.96	$11.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13	0.12		0.13	0.10	0.07
Net realized and unrealized gain (loss) on investments	(0.78)	1.70		(0.58)	0.27	0.33
Total from investment operations	(0.65)	1.82		(0.45)	0.37	0.40

LESS DISTRIBUTIONS:
From return of capital	—	—		—	(0.01)	—
From net investment income	(0.25)	(0.12)		(0.11)	(0.10)	(0.15)
From net realized gains	(0.47)	(0.00	) (B)	(0.11)	(0.70)	(0.17)
Total distributions	(0.72)	(0.12)		(0.22)	(0.81)	(0.32)

Net asset value, end of year	$11.18	$12.55		$10.85	$11.52	$11.96

Total return (C)	(5.57)%	16.87%		(3.93)%	3.45%	3.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,972	$6,653		$6,249	$6,251	$5,904
Ratios to average net assets
Expenses, before waiver and reimbursement (D,E)	2.82%	2.75%		2.70%	2.65%	2.62%
Expenses, net waiver and reimbursement (D,E)	1.97%	1.97%		1.97%	2.06%	2.30%
Net investment income, before waiver and reimbursement (E)	0.19%	0.23%		0.47%	0.31%	0.30%
Net investment income, net waiver and reimbursement (E)	1.04%	1.01%		1.20%	0.90%	0.62%
Portfolio turnover rate	25%	18%		49%	38%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$12.70	$10.96		$11.67	$12.08	$11.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.25	0.23		0.25	0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.79)	1.74		(0.60)	0.29	0.31
Total from investment operations	(0.54)	1.97		(0.35)	0.51	0.54

LESS DISTRIBUTIONS:
From return of capital	—	—		—	(0.03)	—
From net investment income	(0.30)	(0.23)		(0.25)	(0.19)	(0.26)
From net realized gains	(0.47)	(0.00	) (B)	(0.11)	(0.70)	(0.17)
Total distributions	(0.77)	(0.23)		(0.36)	(0.92)	(0.43)

Net asset value, end of year	$11.39	$12.70		$10.96	$11.67	$12.08

Total return (C)	(4.61)%	18.12%		(3.04)%	4.55%	4.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,744	$10,504		$12,763	$13,054	$12,025
Ratios to average net assets
Expenses, before waiver and reimbursement (D,E)	1.82%	1.75%		1.70%	1.65%	1.62%
Expenses, net waiver and reimbursement (D,E)	0.97%	0.97%		0.97%	1.06%	1.25%
Net investment income, before waiver and reimbursement (E)	1.16%	1.15%		1.47%	1.31%	1.43%
Net investment income, net waiver and reimbursement (E)	2.01%	1.93%		2.20%	1.90%	1.80%
Portfolio turnover rate	25%	18%		49%	38%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CIFC Floating Rate Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$9.62	$9.11	$9.57		$9.61	$9.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.33	0.28	0.40		0.46	0.41
Net realized and unrealized gain (loss) on investments	(0.69)	0.54	(0.40)		(0.07)	0.28
Total from investment operations	(0.36)	0.82	0.00		0.39	0.69

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.31)	(0.46)		(0.43)	(0.39)
From net realized gains	—	—	—		—	—
Total distributions	(0.32)	(0.31)	(0.46)		(0.43)	(0.39)

Net asset value, end of year	$8.94	$9.62	$9.11		$9.57	$9.61

Total return (B)	(3.91)%	9.08%	(0.06	)% (C,H)	4.22%	7.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$23,683	$19,682	$15,341		$17,287	$12,004
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,E)	1.53%	1.59%	1.66%		1.72%	1.84%
Expenses, net waiver and reimbursement (D,E)	1.15%	1.15%	1.15%		1.31%	1.40%
Net investment income, before waiver and reimbursement (D,G)	3.10%	2.52%	3.75%		4.40%	3.88%
Net investment income, net waiver and reimbursement (D,G)	3.48%	2.96%	4.27%		4.80%	4.32%
Portfolio turnover rate	95%	180%	231%		178%	163%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$9.59	$9.08	$9.54		$9.58	$9.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.26	0.21	0.32		0.38	0.34
Net realized and unrealized gain (loss) on investments	(0.69)	0.54	(0.40)		(0.06)	0.27
Total from investment operations	(0.43)	0.75	(0.08)		0.32	0.61

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.24)	(0.38)		(0.36)	(0.32)
From net realized gains	—	—	—		—	—
Total distributions	(0.25)	(0.24)	(0.38)		(0.36)	(0.32)

Net asset value, end of year	$8.91	$9.59	$9.08		$9.54	$9.58

Total return (B)	(4.63)%	8.30%	(0.81	)% (C,H)	3.46%	6.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$21,907	$14,399	$11,716		$9,851	$9,417
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,F)	2.28%	2.34%	2.41%		2.46%	2.59%
Expenses, net waiver and reimbursement (D,F)	1.90%	1.90%	1.90%		2.07%	2.15%
Net investment income, before waiver and reimbursement (D,G)	2.37%	1.75%	2.95%		3.59%	3.13%
Net investment income, net waiver and reimbursement (D,G)	2.74%	2.19%	3.46%		3.97%	3.59%
Portfolio turnover rate	95%	180%	231%		178%	163%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes increase from payments made by affiliated parties of 0.00% and 0.34% for the A shares and 0.11% and 0.34% for the C shares for June 30, 2020 related to the pricing errors reimbursement. Without these transactions, total return would have been (0.81)% and 9.32% for the A shares and (0.92)% and 8.54%for the C shares for June 30, 2020.

(D)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.53%	1.59%	1.66%	1.71%	1.79%
Expenses, net waiver and reimbursement	1.15%	1.15%	1.15%	1.31%	1.35%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.28%	2.34%	2.41%	2.45%	2.57%
Expenses, net waiver and reimbursement	1.90%	1.90%	1.90%	2.06%	2.10%

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CIFC Floating Rate Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2022		June 30, 2021	June 30, 2020		June 30, 2019		June 30, 2018
Net asset value, beginning of year	$9.63		$9.12	$9.59		$9.62		$9.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.36		0.32	0.41		0.48		0.44
Net realized and unrealized gain (loss) on investments	(0.71)		0.52	(0.40)		(0.05)		0.27
Total from investment operations	(0.35)		0.84	0.01		0.43		0.71

LESS DISTRIBUTIONS:
From net investment income	(0.34)		(0.33)	(0.48)		(0.46)		(0.41)
From net realized gains	—		—	—		—		—
Total distributions	(0.34)		(0.33)	(0.48)		(0.46)		(0.41)

Net asset value, end of year	$8.94		$9.63	$9.12		$9.59		$9.62

Total return (B)	(3.74	)% (G)	9.34%	0.21	% (C,G)	4.58	% (G)	7.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$202,444		$121,480	$63,191		$40,341		$30,021
Ratios to average net assets
Expenses, before waiver and reimbursement (D,E)	1.28%		1.34%	1.41%		1.46%		1.56%
Expenses, net waiver and reimbursement (D,E)	0.90%		0.90%	0.90%		1.07%		1.15%
Net investment income, before waiver and reimbursement (D,F)	3.39%		2.88%	3.88%		4.65%		4.14%
Net investment income, net waiver and reimbursement (D,F)	3.77%		3.31%	4.39%		5.03%		4.55%
Portfolio turnover rate	95%		180%	231%		178%		163%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes increase from payments made by affiliated parties of 0.11% and 0.34% related to the pricing errors reimbursement for June 30, 2020. Without these transactions, total return would have been 0.10% and 9.71% for June 30, 2020 and 2017.

(D)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	1.28%	1.34%	1.41%	1.45%	1.51%
Expenses, net waiver and reimbursement	0.90%	0.90%	0.90%	1.06%	1.10%

(F)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$4.23		$3.53	$3.79	$3.92	$3.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.19		0.17	0.18	0.20	0.21
Net realized and unrealized gain (loss) on investments	(0.90)		0.70	(0.24)	(0.12)	0.06
Total from investment operations	(0.71)		0.87	(0.06)	0.08	0.27

LESS DISTRIBUTIONS:
From net investment income	(0.19)		(0.16)	(0.18)	(0.21)	(0.21)
From net realized gains	(0.00	) (E)	(0.01)	—	—	—
From return of capital	(0.00	) (E)	(0.00)	(0.02)	—	—
Total distributions	(0.19)		(0.17)	(0.20)	(0.21)	(0.21)

Net asset value, end of year	$3.33		$4.23	$3.53	$3.79	$3.92

Total return (B)	(17.26)%		25.21%	(1.51)%	2.09%	7.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,002		$8,889	$8,421	$9,517	$14,858
Ratios to average net assets
Expenses, before waiver and reimbursement	1.95	% (C)	2.04%	2.07%	1.87%	1.78%
Expenses, net waiver and reimbursement	1.49	% (C)	1.48%	1.48%	1.47%	1.45%
Net investment income, before waiver and reimbursement	4.31%		3.71%	4.22%	4.70%	4.88%
Net investment income, net waiver and reimbursement	4.78%		4.27%	4.81%	5.10%	5.21%
Portfolio turnover rate	42%		51%	21%	28%	19%

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$4.23		$3.53	$3.79	$3.92	$3.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.15		0.14	0.15	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.88)		0.70	(0.23)	(0.13)	0.06
Total from investment operations	(0.73)		0.84	(0.08)	0.05	0.24

LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.13)	(0.16)	(0.18)	(0.18)
From net realized gains	(0.00	) (E)	(0.01)	—	—	—
From return of capital	(0.01)		(0.00)	(0.02)	—	—
Total distributions	(0.17)		(0.14)	(0.18)	(0.18)	(0.18)

Net asset value, end of year	$3.33		$4.23	$3.53	$3.79	$3.92

Total return (B)	(17.91)%		24.28%	(2.26)%	1.33%	6.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,534		$6,067	$5,444	$7,069	$9,212
Ratios to average net assets
Expenses, before waiver and reimbursement	2.70	% (D)	2.79%	2.82%	2.62%	2.53%
Expenses, net waiver and reimbursement	2.24	% (D)	2.23%	2.23%	2.22%	2.20%
Net investment income, before waiver and reimbursement	3.36%		2.97%	3.51%	4.30%	4.13%
Net investment income, net waiver and reimbursement	3.81%		3.53%	4.09%	4.70%	4.46%
Portfolio turnover rate	42%		51%	21%	28%	19%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.94%
Expenses, net waiver and reimbursement	1.48%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.69%
Expenses, net waiver and reimbursement	2.23%

(E)	Less than $.005 per share

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$4.23		$3.53	$3.79	$3.92	$3.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20		0.18	0.19	0.22	0.22
Net realized and unrealized gain (loss) on investments	(0.90)		0.70	(0.24)	(0.13)	0.06
Total from investment operations	(0.70)		0.88	(0.05)	0.09	0.28

LESS DISTRIBUTIONS:
From net investment income	(0.20)		(0.17)	(0.19)	(0.22)	(0.22)
From net realized gains	(0.00	) (F)	(0.01)	—	—	—
From return of capital	(0.00	) (F)	(0.00)	(0.02)	—	—
Total distributions	(0.20)		(0.18)	(0.21)	(0.22)	(0.22)

Net asset value, end of year	$3.33		$4.23	$3.53	$3.79	$3.92

Total return (B)	(17.06)%		25.53%	(1.27)%	2.35%	7.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,566		$10,930	$2,995	$4,385	$5,146
Ratios to average net assets
Expenses, before waiver and reimbursement	1.70	% (C)	1.74%	1.82%	1.62%	1.53%
Expenses, net waiver and reimbursement	1.24	% (C)	1.23%	1.23%	1.22%	1.20%
Net investment income, before waiver and reimbursement	4.49%		3.91%	4.53%	5.35%	5.13%
Net investment income, net waiver and reimbursement	4.94%		4.42%	5.12%	5.76%	5.46%
Portfolio turnover rate	42%		51%	21%	28%	19%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	1.69%
Expenses, net waiver and reimbursement	1.23%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$5.15		$3.74	$4.32	$4.39	$4.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18		0.24	0.22	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.87)		1.41	(0.53)	(0.09)	(0.09)
Total from investment operations	(0.69)		1.65	(0.31)	0.18	0.20

LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.24)	(0.23)	(0.25)	(0.28)
From return of capital	(0.08)		—	(0.04)	—	—
Total distributions	(0.23)		(0.24)	(0.27)	(0.25)	(0.28)

Net asset value, end of year	$4.23		$5.15	$3.74	$4.32	$4.39

Total return (B)	(13.92)%		45.12%	(7.48)%	4.33%	4.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,756		$4,164	$2,485	$3,344	$4,161
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.99	% (E)	2.16%	2.12%	2.03%	1.84%
Expenses, net waiver and reimbursement (C)	1.58	% (E)	1.58%	1.58%	1.57%	1.55%
Net investment income, before waiver and reimbursement (C,D)	3.22%		4.85%	4.81%	5.83%	6.21%
Net investment income, net waiver and reimbursement (C,D)	3.63%		5.43%	5.35%	6.29%	6.51%
Portfolio turnover rate	26%		42%	22%	30%	11%

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$5.14		$3.73	$4.32	$4.38	$4.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.15		0.21	0.19	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.87)		1.40	(0.54)	(0.08)	(0.11)
Total from investment operations	(0.72)		1.61	(0.35)	0.16	0.16

LESS DISTRIBUTIONS:
From net investment income	(0.11)		(0.20)	(0.20)	(0.22)	(0.25)
From return of capital	(0.08)		—	(0.04)	—	—
Total distributions	(0.19)		(0.20)	(0.24)	(0.22)	(0.25)

Net asset value, end of year	$4.23		$5.14	$3.73	$4.32	$4.38

Total return (B)	(14.43)%		44.18%	(8.40)%	3.79%	3.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,296		$8,600	$6,455	$7,877	$8,213
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.74%		2.92%	2.87%	2.78%	2.59%
Expenses, net waiver and reimbursement (C)	2.33%		2.33%	2.33%	2.32%	2.30%
Net investment income, before waiver and reimbursement (C,D)	2.61%		4.24%	4.08%	5.08%	5.60%
Net investment income, net waiver and reimbursement (C,D)	2.99%		4.82%	4.62%	5.54%	5.90%
Portfolio turnover rate	26%		42%	22%	30%	11%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$5.13	$3.73	$4.32	$4.38	$4.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.19	0.27	0.23	0.29	0.31
Net realized and unrealized gain (loss) on investments	(0.86)	1.38	(0.54)	(0.09)	(0.10)
Total from investment operations	(0.67)	1.65	(0.31)	0.20	0.21

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.25)	(0.24)	(0.26)	(0.29)
From return of capital	(0.08)	—	(0.04)	—	—
Total distributions	(0.24)	(0.25)	(0.28)	(0.26)	(0.29)

Net asset value, end of year	$4.22	$5.13	$3.73	$4.32	$4.38

Total return (B)	(13.57)%	45.31%	(7.48)%	4.84%	4.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,702	$7,220	$4,304	$7,019	$7,279
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.74%	1.91%	1.87%	1.78%	1.59%
Expenses, net waiver and reimbursement (C)	1.33%	1.33%	1.33%	1.32%	1.30%
Net investment income, before waiver and reimbursement (C,D)	3.52%	5.39%	5.03%	6.19%	6.59%
Net investment income, net waiver and reimbursement (C,D)	3.93%	5.96%	5.56%	6.65%	6.88%
Portfolio turnover rate	26%	42%	22%	30%	11%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Interest Rate Opportunity Fund (Formerly, Catalyst/Stone Beach Income Opportunity Fund)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018
			(as restated)
Net asset value, beginning of year	$8.80		$9.63		$9.50		$9.58		$9.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.15		0.19	(B)	0.36		0.39		0.22
Net realized and unrealized gain (loss) on investments	(0.55)		(0.55	) (B)	0.27		0.06		0.02	(C)
Total from investment operations	(0.40)		(0.36)		0.63		0.45		0.24

LESS DISTRIBUTIONS:
From net investment income	(0.20)		(0.40)		(0.41)		(0.53)		(0.24)
From return of capital	(0.22)		(0.07)		(0.09)		—		—
Total distributions	(0.42)		(0.48)		(0.50)		(0.53)		(0.24)

Net asset value, end of year	$7.98		$8.80		$9.63		$9.50		$9.58

Total return (D)	(4.67	)% (E)	(3.77)%		6.77%		4.89	% (E)	2.48	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$607		$1,098		$1,505		$123		$169
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F,G)	2.35%		2.18%		2.24%		2.60%		2.75%
Expenses, net waiver and reimbursement (F,G)	1.64%		1.60%		1.58%		1.57%		1.55%
Net investment income, before waiver and reimbursement (F,I)	1.03%		1.46	% (B)	3.13%		3.03%		1.08%
Net investment income, net waiver and reimbursement (F,I)	1.76%		2.05	% (B)	3.73%		4.07%		2.30%
Portfolio turnover rate	536%		660	% (J)	589	% (J)	168	% (J)	369	% (J)

	Class C
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018
			(as restated)
Net asset value, beginning of year	$8.78		$9.60		$9.47		$9.55		$9.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.10		0.12	(B)	0.29		0.32		0.17
Net realized and unrealized gain (loss) on investments	(0.56)		(0.54	) (B)	0.27		0.06		(0.02)
Total from investment operations	(0.46)		(0.42)		0.56		0.38		0.15

LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.33)		(0.34)		(0.46)		(0.17)
From return of capital	(0.22)		(0.07)		(0.09)		—		—
Total distributions	(0.36)		(0.40)		(0.43)		(0.46)		(0.17)

Net asset value, end of year	$7.96		$8.78		$9.60		$9.47		$9.55

Total return (D)	(5.41	)% (E)	(4.43)%		6.01%		4.14	% (E)	1.59	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$299		$484		$902		$199		$190
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F,H)	3.09%		2.93%		2.96%		3.35%		3.50%
Expenses, net waiver and reimbursement (F,H)	2.39%		2.35%		2.33%		2.32%		2.30%
Net investment income (loss), before waiver and reimbursement (F,I)	0.46%		0.71	% (B)	2.37%		2.38%		0.54%
Net investment income, net waiver and reimbursement (F,I)	1.16%		1.29	% (B)	2.99%		3.40%		1.74%
Portfolio turnover rate (J)	536%		660	% (J)	589	% (J)	168	% (J)	369	% (J)

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Net investment income, net realized and unrealized gain (loss) on investments including the Ratios for Net Investment income for the years ended June 30, 2021 were restated during the year ended June 30, 2022. See Note 12.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30,2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Ratios to average net assets (excluding interest and dividend expense)

Expenses, before waiver and reimbursement	2.28%	2.16%	2.24%	2.60%	2.75%
Expenses, net waiver and reimbursement	1.58%	1.58%	1.58%	1.57%	1.55%

(H)	Ratios to average net assets (excluding interest dividend expense)

Expenses, before waiver and reimbursement	3.03%	2.92%	2.96%	3.35%	3.50%
Expenses, net waiver and reimbursement	2.33%	2.33%	2.33%	2.32%	2.30%

(I)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2021, June 30, 2020, June 30, 2019 and June 30, 2018. If these were included in the calculation the turnover percentage would be 950%, 811%, 242%, and 415%, respectively.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Interest Rate Opportunity Fund (Formerly, Catalyst/Stone Beach Income Opportunity Fund)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018
			(as restated)
Net asset value, beginning of year	$8.78		$9.60		$9.48		$9.55		$9.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18		0.22	(B)	0.41		0.42		0.27
Net realized and unrealized gain (loss) on investments	(0.56)		(0.54	) (B)	0.23		0.07		(0.03)
Total from investment operations	(0.38)		(0.32)		0.64		0.49		0.24

LESS DISTRIBUTIONS:
From net investment income	(0.23)		(0.43)		(0.43)		(0.56)		(0.27)
From return of capital	(0.21)		(0.07)		(0.09)		—		—
Total distributions	(0.44)		(0.50)		(0.52)		(0.56)		(0.27)

Net asset value, beginning of year	$7.96		$8.78		$9.60		$9.48		$9.55

Total return (C)	(4.43	)% (D)	(3.43)%		6.93%		5.28	% (D)	2.48	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$17,537		$27,545		$26,882		$11,154		$8,527
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,F)	2.09%		1.93%		1.99%		2.35%		2.50%
Expenses, net waiver and reimbursement (E,F)	1.39%		1.35%		1.33%		1.32%		1.30%
Net investment income, before waiver and reimbursement (E,G)	1.47%		1.78	% (B)	3.61%		3.42%		1.64%
Net investment income, net waiver and reimbursement (E,G)	2.16%		2.37	% (B)	4.26%		4.44%		2.84%
Portfolio turnover rate (H)	536%		660	% (H)	589	% (H)	168	% (H)	369	% (H)

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Net investment income, net realized and unrealized gain (loss) on investments including the Ratios for Net Investment income for the years ended June 30, 2021 were restated during the year ended June 30, 2022. See Note 12.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.03%	1.92%	3.97%	2.35%	2.50%
Expenses, net waiver and reimbursement	1.33%	1.33%	2.65%	1.32%	1.30%

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2021, June 30, 2020, June 30, 2019 and June 30, 2018. If these were included in the calculation the turnover percentage would be 950%, 811%, 242%, and 415%, respectively.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS
June 30, 2022	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-seven series. These financial statements include the following seven series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Effective June 15, 2022 Catalyst/Stone Beach Income Opportunity Fund changed its name to Catalyst Interest Rate Opportunity Fund and changed its sub advisor from Stone Beach Investment Management, LLC to Wynkoop, LLC.

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Income (“Insider Income”)		Current income
Catalyst Enhanced Income Strategy (“Enhanced Income”)	Wynkoop, LLC	Current income
Catalyst/MAP Global Balanced (“Global Balanced”)	Managed Asset Portfolios, LLC (“MAP”)	Total return which consists of current income and capital appreciation
Catalyst/ CIFC Floating Rate Income (“Floating Rate Income”)	CIFC Investment Management, LLC	Current income
Catalyst/SMH High Income (“High Income”)	SMH Capital Advisors LLC (“SMH”)	Income with capital appreciation as secondary objective
Catalyst/SMH Total Return Income (“Total Return Income”)	SMH	Income and capital appreciation
Catalyst Interest Rate Opportunity (Formerly, Catalyst/Stone Beach Income Opportunity) (“Interest Rate Opportunity”)	Wynkoop LLC	Current income

The Funds are registered as non-diversified except Global Balanced, Floating Rate Income and Interest Rate Opportunity, which are diversified.

As of June 30, 2022, each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

a)       Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities, including Bank Loans, (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for each Fund’s assets and liabilities measured at fair value:

Insider Income
Assets(a)	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$43,198,522	$—	$43,198,522
Corporate Bonds	—	50,586,023	—	50,586,023
Total Assets	$—	$93,784,545	$—	$93,784,545

Enhanced Income
Assets(a)	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$464,876,905	$—	$464,876,905
U.S. Government Agency Obligations	—	50,989,422	—	50,989,422
Short-Term Investment	22,801,873	—	—	22,801,873
Total Assets	$22,801,873	$515,866,327	$—	$538,668,200

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Global Balanced
Assets(a)	Level 1	Level 2	Level 3	Total
Closed-End Fund	$395,270	$—	$—	$395,270
Common Stocks	11,162,586	—	—	11,162,586
Convertible Bond	—	264,687	—	264,687
Corporate Bonds	—	4,188,552	—	4,188,552
U.S. Government & Agencies	—	911,281	—	911,281
Total Assets	$11,557,856	$5,364,520	$—	$16,922,376

Floating Rate Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$17,544	$—	$—	$17,544
Asset Backed Securities	—	19,387,005	—	19,387,005
Corporate Bonds	—	1,680,539	—	1,680,539
Bank Loans	—	209,944,580	—	209,944,580
Short-Term Investments	10,936,197	—	—	10,936,197
Total Assets	$10,953,741	$231,012,124	$—	$241,965,865

High Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$221,984	$—	$—	$221,984
Preferred Stock	449,998	—	—	449,998
Convertible Bonds	—	3,238,646	—	3,238,646
Corporate Bonds	—	13,650,541	—	13,650,541
Warrants	—	—	188,892	188,892
Collateral for Securities Loaned	—	3,470,494	—	3,470,494
Total Assets	$671,982	$20,359,681	$188,892	$21,220,555

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Total Return Income
Assets(a)	Level 1	Level 2	Level 3	Total
Closed End Funds	$465,298	$—	$—	$465,298
Common Stock	8,107,398	—	—	8,107,398
Convertible Bonds	—	1,951,671	—	1,951,671
Corporate Bonds	—	7,649,110	—	7,649,110
Warrant	597	—	—	597
Collateral for Securities Loaned	—	7,042,407	—	7,042,407
Total Assets	$8,573,293	$16,643,188	$—	$25,216,481

Interest Rate Opportunity
Assets(a)	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$7,526,836	$—	$7,526,836
U.S. Government & Agencies	—	697,323	—	697,323
Short-Term Investments	8,980,003	—	—	8,980,003
Total Assets	$8,980,003	$8,224,159	$—	$17,204,162
Derivatives
Assets(a)
Futures Contracts	$282,350	$—	$—	$282,350
Total	$282,350	$—	$—	$282,350
Liabilities(a)
Futures Contracts	$18,000	$—	$—	$18,000
Total	$18,000	$—	$—	$18,000

Insider Income, Enhanced Income, Global Balanced, Floating Rate Income and Interest Rate Opportunity did not hold any Level 3 securities during the period. High Income and Total Return Income held level 3 securities. A reconciliation used in determining High Income’s and Total Return Income’s Level 3 securities is shown in the Level 3 Input table below.

(a)	Refer to the Schedule of Investments for security details.

The following is a reconciliation for which Level 3 inputs were used in determining value:

	High Income	High Income	High Income	Total Return Income
	Energy Conversion			Energy Conversion
	Devices, Inc.	PHI Group, Inc.	PHI Group, Inc.	Devices, Inc.
	Corporate Bond	Corporate Bond	Warrant	Corporate Bond
Beginning balance June 30, 2021	$0	$0	$200,340	$0
Purchases	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Change in unrealized depreciation	—	—	(11,448)	—
Proceeds from sale/maturities/calls	—	0	—	—
Capital distribution	—	—	—	—
Net transfers in/(out) of Level 3	—	—	—	—
Ending balance June 30, 2022	$0	$—	$188,892	$0

The total change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2022, was $(11,448) and $0 for High Income and Total Return Income, respectively.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Quantitative disclosures of unobservable inputs and assumptions used by High Income and Total Return Income are below.

Fund	Investment Type	Fair Value	Valuation Methodology	Unobservable Input Type	Market Value impact if input increases
High Income	Corporate Bonds	$0	Bankruptcy	Potential Future Cash Payments	Increase
High Income	Warrant	$188,892	Discount based on similar security	N/A	Increase
Total Return Income	Corporate Bonds	$0	Bankruptcy	Potential Future Cash Payments	Increase

Fair value securities as a percent of net assets at June 30, 2022, were 0.1% and 0.0% for High Income and Total Return Income, respectively.

b)       Accounting for Options - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the relevant Fund’s agent in acquiring the options). For the year ended June 30, 2022, Global Balanced, Interest Rate Opportunity and Total Return Income invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended June 30, 2022, only Interest Rate Opportunity invested in Futures Contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

TBA Commitments – In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver a mortgage backed security at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to deliver any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Derivatives Risk - The use of derivative instruments, such as forwards, interest rate swaps, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

LIBOR Risk - The Funds’ investment, payment obligations and financing terms may be based on floating rates such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. The use of LIBOR is being phased out. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of the transition away from the LIBOR on the Funds’ investments cannot yet be determined.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Market Risk - Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery,

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID -19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2022, was as follows:

			Location of Derivatives on Statements	Fair Value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Interest Rate Opportunity	Futures	Interest	Net unrealized appreciation on futures contracts	$282,350
		Interest	Net unrealized depreciation on futures contracts	(18,000)
			Total	$264,350

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2022, was as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Balanced
	Options written	Equity	Net change in unrealized appreciation on options written	$42,126
			Totals	$42,126
Total Return Income
	Options written	Equity	Net realized gain on options written	8,494
	Options written	Equity	Net change in unrealized depreciation on options written	(1,488)
			Totals	$7,006
Interest Rate Opportunity
	Options purchased	Equity	Net realized loss on options purchased	$(64)
	Options written	Equity	Net realized gain on options written	76,295
	Futures	Interest Rate	Net realized gain on futures	734,995
	Options written	Equity	Net change in unrealized appreciation on options written	2,664
	Futures	Interest Rate	Net change in unrealized appreciation on futures	307,320
			Totals	$1,121,210

The notional value of derivative instruments outstanding as of June 30, 2022, as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset net of collateral pledged as of June 30, 2022:

						Gross Amounts Not Offset in the Statements
						of Assets & Liabilities
		Gross Amounts of	Gross Amounts Offset	Net Amounts of Assets or		Financial
		Recognized	in the Statement of	Liabilities Presented in the		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities	Assets & Liabilities	Statement of Assets & Liabilities		Pledged		Pledged	Assets
Interest Rate Opportunity
Description of Asset:
Futures Contracts	Wedbush	$282,350	$—	$282,350	(1)	$(18,000	) (2)	$—	$264,350
Total		$282,350	$—	$282,350		$(18,000)		$—	$264,350
Description of Liability:

Futures Contracts	Wedbush	$(18,000)	$—	$(18,000	) (1)	$18,000	(2)	$—	$—
Total		$(18,000)	$—	$(18,000)		$18,000		$—	$—

(1)	Value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

c)       Deposits with Broker for futures and options

Fund	Broker	Deposit with Broker
Interest Rate Opportunity	Wedbush	$1,470,035

d)       Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks, but the manager/sub-advisor expects the principal investments risks of such underlying funds will be similar to the risks of investing in the Funds.

e)       Federal Income Tax - The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2022, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2022, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2019-2021 for the Funds) or expected to be taken in 2022 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

f)       Security Transactions and Investment Income - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

g)       Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h)       Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

i)       Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Income	Daily	Annually
Enhanced Income	Monthly	Annually
Global Balanced	Quarterly	Annually
Floating Rate Income	Daily	Annually
High Income	Monthly	Annually
Total Return Income	Monthly	Annually
Interest Rate Opportunity	Monthly	Annually

j)       Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

k)       Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l)       Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Global Balanced and Total Return Income. A maximum sales charge of 4.75% is imposed on Class A shares of the Insider Income, Enhanced Income, Floating Rate Income, High Income and Interest Rate Opportunity. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. During the year ended June 30, 2022 the Enhanced Income received $4,740 in CDSC fees paid by shareholders of the Fund. There were no CDSC fees paid by the shareholders of the Insider Income, MAP Global Balanced, Floating Rate Income, High Income Total Return Income and Interest Rate Opportunity Funds.

m)       Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

n)       Distributions from REITS — Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2022, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Insider Income	$84,872,490	$69,238,589
Enhanced Income	472,729,481	253,857,543
Global Balanced	4,491,146	5,779,137
Floating Rate Income	285,525,875	189,353,231
High Income	10,053,610	11,389,629
Total Return Income	7,811,780	5,176,860
Interest Rate Opportunity	76,459,813	88,798,652

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees are to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on each Fund’s average daily net assets.

For the year ended June 30, 2022, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver and the limitation in effect at the time of recoupment, no later than the dates as stated below:

						Management
						Fees Waived/
	Management		Expense Limitation			Expenses
Fund	Agreement	Cl A	Cl C	Cl I	Expires	Reimbursed
Insider Income	0.75%	1.00%	1.75%	0.75%	10/31/2022	$372,543
Enhanced Income	1.50%	1.75%	2.50%	1.50%	10/31/2022	1,120,683
Global Balanced	1.00%	1.22%	1.97%	0.97%	10/31/2022	161,770
Floating Rate Income	1.00%	1.15%	1.90%	0.90%	10/31/2022	785,104
High Income	1.00%	1.48%	2.23%	1.23%	10/31/2022	117,270
Total Return Income	1.00%	1.58%	2.33%	1.33%	10/31/2022	83,714
Interest Rate Opportunity	1.25%	1.58%	2.33%	1.33%	10/31/2022	163,441

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

	Recapture Expires
	June 30,
Fund	2023	2024	2025
Insider Income	$209,122	$272,702	$372,543
Enhanced Income	283,966	646,409	1,120,683
Global Balanced	170,253	169,008	161,770
Floating Rate Income	427,070	535,848	785,104
High Income	111,113	111,458	117,270
Total Return Income	88,817	92,056	83,714
Interest Rate Opportunity	121,305	186,686	163,441

A Trustee is also the controlling member of MFund Services, LLC (“MFund”) and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust, the Chairmen of the Trust’s Audit Committee and the Risk and Compliance Committee Chairman receive an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

For the year ended June 30, 2022, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Income	$13,851	$40,020
Enhanced Income	110,482	272,782
Global Balanced	6,656	63,202
Floating Rate Income	55,731	184,681
High Income	23,114	38,986
Total Return Income	17,466	50,824
Interest Rate Opportunity	1,826	3,883

Pursuant to the Management Services Agreement between the Trust and MFund an affiliate of the Manager, MFund provides the Funds with various management and legal administrative services (the “Management Services Agreement”). For these services, the Funds pay MFund as of the last day of each month an annualized asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. Prior to April 1, 2022 the Fund also paid an annual base fee. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Management service fees.”

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Pursuant to the Compliance Services Agreement, Mfund, an affiliate of the Manager, provides chief compliance officer services to the Funds. For these services, the Funds pay MFund as of the last day of each month an annualized base fee plus an annualized asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) - an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of UFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and UFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Insider Income	$101,555,020	$23,796	$(7,794,271)	$(7,770,475)
Enhanced Income	577,133,150	11,620,444	(50,085,394)	(38,464,950)
Global Balanced	15,727,827	2,637,396	(1,442,847)	1,194,549
Floating Rate Income	260,096,891	11,602	(18,142,628)	(18,131,026)
High Income	28,139,351	150,292	(7,069,088)	(6,918,796)
Total Return Income	30,756,681	780,390	(6,320,590)	(5,540,200)
Interest Rate Opportunity	19,103,358	576,342	(2,211,188)	(1,634,846)

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2022 and June 30, 2021 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2022	Income	Capital Gains	Capital	Total
Insider Income	$3,174,263	$324,662	$—	$3,498,925
Enhanced Income	30,064,669	—	—	30,064,669
Global Balanced	415,518	737,318	—	1,152,836
Floating Rate Income	7,425,192	—	—	7,425,192
High Income	1,175,770	—	29,413	1,205,183
Total Return Income	639,425	—	322,424	961,849
Interest Rate Opportunity	642,133	—	520,875	1,163,008

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2021	Income	Capital Gains	Capital	Total
Insider Income	$2,202,374	$—	$—	$2,202,374
Enhanced Income	15,289,028	—	—	15,289,028
Global Balanced	342,591	1,477	—	344,068
Floating Rate Income	4,148,934	—	—	4,148,934
High Income	838,540	—	16,121	854,661
Total Return Income	803,017	—	4,671	807,688
Interest Rate Opportunity	1,466,734	—	249,891	1,716,625
	108

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Insider Income	$53,942	$2,433	$(2,720,564)	$—	$—	$(7,770,475)	$(10,434,664)
Enhanced Income	1,090,209	—	—	(6,500,726)	—	(38,464,950)	(43,875,467)
Global Balanced	—	100,394	—	—	—	1,193,422	1,293,816
Floating Rate Income	307,370	—	(295,977)	(10,147,571)	(113,252)	(18,131,026)	(28,380,456)
High Income	—	—	—	(29,765,682)	—	(6,918,796)	(36,684,478)
Total Return Income	—	—	—	(17,632,148)	—	(5,540,200)	(23,172,348)
Interest Rate Opportunity	—	—	(47,139)	(2,333,937)	—	(1,634,846)	(4,015,922)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, dividends payable, deemed dividend distributions, mark-to-market of passive foreign investment companies, C-Corporation adjustments, and dividend distributions from business development companies. In addition, the amount listed under other book/tax differences is primarily attributable to dividends payable. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses as follows:

Late Year
Losses
Insider Income	$—
Enhanced Income	—
Global Balanced	—
Floating Rate Income	—
High Income	—
Total Return Income	—
Interest Rate Opportunity	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Insider Income	$2,720,564
Enhanced Income	—
Global Balanced	—
Floating Rate Income	295,977
High Income	—
Total Return Income	—
Interest Rate Opportunity	47,139

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

At June 30, 2022, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized, as follows:

	Non-Expiring	Non-Expiring		CLCF
	Short-Term	Long-Term	Total	Utilized
Insider Income	$—	$—	$—	547,719
Enhanced Income	3,617,000	2,883,726	6,500,726	—
Global Balanced	—	—	—	—
Floating Rate Income	3,014,722	7,132,849	10,147,571	184,913
High Income	—	29,765,682	29,765,682	—
Total Return Income	67,611	17,564,537	17,632,148	—
Interest Rate Opportunity	2,002,082	331,855	2,333,937	—

During the fiscal period ended June 30, 2022, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to distributions in excess, adjustments for prior year tax returns, and equalization credits resulted in reclassification for the following Funds for the year ended June 30, 2022 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Losses)
Insider Income	$—	$—
Enhanced Income	1,429,279	(1,429,279)
Global Balanced	58,228	(58,228)
Floating Rate Income	—	—
High Income	(1,750)	1,750
Total Return Income	—	—
Interest Rate Opportunity	—	—

(6)	LINE OF CREDIT

Currently, the Funds have a $150,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2022, Enhanced Income, Floating Rate and Interest Rate Opportunity did not access the line of credit. The Funds accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount				Outstanding
	Borrowings	Number of	Interest	Average	Borrowings
	Outstanding	Days Outstanding	Expense (1)	Interest Rate	6/30/2022
Insider Income	$414,854	16	$657	3.56%	$—
Enhanced Income	—	—	—	—	—
Global Balanced	172,516	14	218	3.25%	—
Floating Rate	—	—	—	—	—
High Income	228,954	87	1,831	3.31%	—
Total Return	172,636	11	171	3.25%	—
Interest Rate Opportunity	—	—	—	—	—

(1)	Includes only Interest Expense for the year ended June 30, 2022 and may not agree back to the Statement of Operations, which also may include overdrafts, line of credit fees, and broker interests.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

(7)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of the Total Return Fund will be directly affected by the performance of the Mount Vernon Prime Portfolio. The financial statements of the Mount Vernon Prime Portfolio, including the Schedule of Investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2022, the percentage of the Total Return Fund’s net assets invested in Mount Vernon Prime Portfolio was 37.6%.

The performance of Interest Rate Opportunity will be directly affected by the performance of the First American Government Obligations Fund – Class U. The financial statements of the First American Government Obligations Fund – Class U, including the Schedule of Investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2022, the percentage of Interest Rate Opportunity’s net assets invested in First American Government Obligations Fund - Class U were 48.7%.

(8)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement with the Bank. Each participating Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2022.

			Percentage of Total
Fund	Market Value of Loaned Securities	Market Value of Collateral	Investment Income
High Income *	$3,376,536	$3,470,494	1.73%
Total Return *	6,848,801	7,042,407	1.79%

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrow er: (i) deliver cash or U.S. Government securities as collateral w ith respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

(9)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

			Floating Rate		Total Return	Interest Rate	Global
Owner	Insider Income	Enhanced Income	Income	High Income	Income	Opportunity	Balanced
LPL Financial (1)	—	—	—	—	—	—	—
Pershing LLC(1)	27%	—	—	32%	—	—	—
Raymond James (1)	—	—	—	—	—	—	34%
Wells Fargo(1)	—	—	—	—	52%	—	—
TD Ameritrade(1)	—	—	—	—	—	43%	—

(1)	These owners are comprised of multiple investors and accounts .

(10)	NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

(11)	NEW REGULATORY UPDATES

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect each Fund’s performance and increase costs related to the Funds’ use of derivatives.

(12)	RESTATED INFORMATION

During the preparation of the June 30, 2022 financial statements, the High Income and Total Return Funds determined that it did not properly record a realized capital gain on the sale of an investment which remained in unrealized appreciation/(depreciation) on investments. Accordingly, the Funds restated the Statements of Changes. The effects of the restatements were to decrease realized capital loss with an offsetting decrease in the change in net unrealized appreciation on investments. Net assets, net asset value per share and total return were not affected by the restatements.

During the preparation of the June 30, 2022 financial statements, the Interest Rate Opportunity Fund restated net Investment Income, net realized and net unrealized appreciation/depreciation and certain financial highlights as a result of a change in Income, capital gain and return of capital reported by its REIT positions for the year ended June 30, 2021. The estimate of the components of the REIT distribution was significantly different than the final REIT distribution components that was not available until February 2022. The effects of the restatement were to decrease net investment income, increase realized capital loss and an increase in the change in net unrealized depreciation on investments. Net assets, net asset value per share and total return were not affected by the restatement.

(13)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Insider Income Fund, Catalyst Enhanced Income Strategy Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst Interest Rate Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Insider Income Fund, Catalyst Enhanced Income Strategy Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst Interest Rate Opportunity Fund (formerly known as Catalyst/Stone Beach Income Opportunity Fund), each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
Catalyst Insider Income Fund	The financial highlights for each of the years in the five-year period ended June 30, 2022
Catalyst Enhanced Income Strategy Fund	The financial highlights for each of the years in the three-year period ended June 30, 2022 and for the period from December 31, 2018 (commencement of operations) to June 30, 2019
Catalyst/MAP Global Balanced Fund	The financial highlights for each of the years in the five-year period ended June 30, 2022
Catalyst/CIFC Floating Rate Income Fund	financial highlights for each of the years in the five-year period ended June 30, 2022
Catalyst/SMH High Income Fund	The financial highlights for each of the years in the five-year period ended June 30, 2022
Catalyst/SMH Total Return Income Fund	The financial highlights for each of the years in the five-year period ended June 30, 2022
Catalyst Interest Rate Opportunity Fund	The financial highlights for each of the years in the five-year period ended June 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2022

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Consideration and Renewal of the Management Agreement between Catalyst Capital Advisors, LLC and (the “Catalyst Agreement”) with respect to Catalyst Systematic Alpha Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Buffered Shield Fund, Catalyst Income and Multi-Strategy Fund, Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Millburn Hedge Strategy Fund, Catalyst Nasdaq-100 Hedged Equity Fund, Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst Pivotal Growth Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Interest Rate Opportunity Fund, Catalyst/CIFC Floating Rate Income Fund, and Catalyst Enhanced Income Strategy Fund.

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Catalyst Agreement”) between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”),Catalyst Buffered Shield Fund (“Catalyst BS”), Catalyst Income and Multi-Strategy Fund (“Catalyst IMS”), Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS”). Catalyst/Millburn Hedge Strategy Fund (“Millburn HS”), Catalyst Nasdaq-100 Hedged Equity Fund (“Catalyst HE”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Energy Infrastructure Fund (“Catalyst Energy”), Catalyst Pivotal Growth Fund (“Catalyst PG”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst Interest Rate Opportunity Fund (“Catalyst IRO”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”) and Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”) (collectively, the “Catalyst Renewal Funds”)

The Board examined Catalyst’s responses to a series of questions regarding, among other things, its management services provided to the Catalyst Renewal Funds, comparative fee and expense information, and profitability from managing the Catalyst Renewal Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Catalyst Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Catalyst Agreement.

Nature, Extent and Quality of Services. The Board reviewed Catalyst’s key personnel servicing the Catalyst Renewal Funds and noted the collective breadth of their expertise and years of experience. A Catalyst representative described the addition of or pending changes to sub-advisors to several Catalyst Renewal Funds and discussed Catalyst’s due diligence and ongoing oversight of all sub-advisors. The Board acknowledged that Catalyst monitored the Catalyst Renewal Funds’ administration and fund accounting and coordinated regulatory compliance. The Board observed that Catalyst’s investment committee monitored the Catalyst Renewal Funds’ performance in accordance with their respective investment policies and reviewed such performance against market conditions and relevant benchmarks. The Board noted that Catalyst monitored and proactively addressed any issues with performance or the investment

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

strategies of the Catalyst Renewal Funds, reviewed potential changes to investment strategies and implemented any recommended adjustments to the investment policies of the Catalyst Renewal Funds. The Board noted that Catalyst had taken significant steps to enhance its cybersecurity protocols and resiliency and had contracted with a third-party cybersecurity and compliance specialty firm to manage cybersecurity risks. The Board discussed that Catalyst implemented enhanced training programs which integrated simulations into the process and was without any material data security incidents since the Catalyst Agreement’s last renewal. The Board observed that each Catalyst Renewal Fund, except Millburn HS, had an expense limitation agreement that Catalyst intended to renew at its current level. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of February 28, 2022 along with information that Catalyst provided in connection with renewing the Catalyst Agreement. The Board reviewed the performance of each Catalyst Renewal Fund relative to its Morningstar category and a peer group selected by Catalyst.

Catalyst SA—The Board observed that Catalyst SA had significantly outperformed its peer group and Morningstar category across all periods and had outperformed the BNPP Catalyst Systematic over the 1-year, 3-year and 5-year periods. The Board remarked that Catalyst SA had underperformed the S&P 500 TR Index but noted Catalyst’s explanation that Catalyst SA was not designed to outperform the S&P 500 TR Index during bull markets.

Warrington SP—The Board recalled that Warrington SP’s sub-advisor began managing Warrington SP in January 2020 and noted that Warrington SP outperformed its peer group and Morningstar category for the 1-year period although it underperformed the S&P 500 TR Index over the same period. The Board noted Catalyst’s explanation that Warrington SP was not expected to outperform the S&P 500 TR Index during bull markets.

Catalyst BS—The Board observed that Catalyst BS trailed its peer group over the 1- and 3-year period but outperformed the peer group over the 5-year and since inception periods. The Board noted that Catalyst BS outperformed its Morningstar category and HFRX Equity Hedge Index over all periods except the 1-year period but lagged the S&P 500 TR Index across all periods. The Board considered that Catalyst attributed the recent underperformance to Catalyst BS’s investment in short-term investment grade bonds which had come under stress during the past three months.

Catalyst IMS—The Board discussed that Catalyst IMS’s investment objective and investment strategy was changed in November 2021 to allow Catalyst IMS to invest in a fixed income portfolio with a managed futures overlay. The Board noted that, as a result of Catalyst IMS’s exposure to fixed income instruments, Catalyst IMS underperformed all benchmarks over the 1-year and 3-year periods except for the BofA US 3-Month Treasury Bill TR Index over the 3 -year period. The Board remarked that Catalyst IMS’s fixed income investments performed similarly to its fixed income benchmarks.

Millburn DCS—The Board recalled that Millburn DCS’s sub-advisor began managing Millburn DCS in June 2021 commensurate with a new investment strategy and investment objective. The Board observed that Millburn DCS had strong double-digit performance for the 1-year period that outperformed its peer group

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and the Systematic Trend Morningstar category over the same period and had outperformed the Bloomberg Commodity Index for the six-month and year-to-date periods. A Catalyst representative remarked that Millburn DCS was a top performer among commodity funds.

Millburn HS—The Board observed that Millburn HS outperformed its peer group, the Macro Trading Morningstar category, the Multistrategy Morningstar category, the Systematic Trend Morningstar category and the BofA US 3-Month Treasury Bill TR Index across all periods. The Board commented that Millburn HS outperformed the Credit Suisse MF Hedge Fund Index over the 5-year and 10-year periods but underperformed the S&P 500 TR Index across all periods. The Board noted that Millburn HS was not expected to outperform the S&P 500 TR Index during extreme bull markets due to its sub-100% equity allocation.

Catalyst HE—The Board reviewed that Catalyst HE’s sub-advisor began managing Catalyst HE pursuant to its new investment strategy in October 2020. The Board noted that Catalyst HE had underperformed all benchmarks for the 1-year period. The Board considered that the underperformance was attributed to Catalyst HE’s volatility overlay detracting from performance combined with the Nasdaq-100 Index’s underperformance relative to the S&P 500 TR Index.

Catalyst IB—The Board recalled it discussion with Catalyst IB’s portfolio managers and their explanation that market volatility and uncertainty since the beginning of the pandemic led to Catalyst’s underperformance of its peer group, Morningstar category and benchmark across all periods. The Board noted that Catalyst IB went defensive at the beginning of the pandemic and did not participate in the market rally following the March 2020 market drawdown. The Board observed that Catalyst IB was currently focused on high-growth innovative companies and that high growth stocks had gone out of favor. The Board noted that Catalyst IB performed in-line with its peers that were similarly focused on high growth innovative companies.

Catalyst Energy—The Board acknowledged that Catalyst Energy outperformed its peer group, Morningstar category and the Alerian MLP TR Index with strong positive returns over the 1-year period. The Board noted that Catalyst Energy had no material deviations from its benchmarks during any other time period when considering the general volatility in the asset class.

Catalyst PG—The Board observed that Catalyst PG’s sub-advisor began managing Catalyst PG in May 2021 and that Catalyst PG had underperformed all of its benchmarks over the 1-year period. The Board considered Catalyst’s explanation that Catalyst PG’s exposure to innovative growth companies led to its underperformance because high growth stocks had gone out of favor. The Board noted that Catalyst PG performed in-line or better with its peers that were similarly focused on innovative growth companies.

MAP Global Equity—The Board commented that MAP Global Equity outperformed its peer group, Morningstar category and the MSCI ACWI Index over the 1-year period and slightly trailed the MSCI ACWI Value Index over the same period. The Board noted that MAP Global Equity outperformed all benchmarks except for the MSCI ACWI Index over the 5-year and 10-year periods (performing in-line with its peer group for the 10-year period) and outperformed its Morningstar category and MSCI ACWI Value Index over the 3-year period. The Board discussed that underperformance to the MSCI ACWI Index over the 1-year period could be attributed to growth stocks being out of favor to value stocks, and vice-versa for the other periods.

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MAP Global Balanced—The Board observed that MAP Global Balanced outperformed all of its benchmarks over the 1-year period due its focus on value stocks which had come back into favor. The Board discussed that underperformance to benchmarks over other periods could be attributed to thematic trends of growth stocks outperforming value stocks in previous years.

Lyons TA—The Board recognized that Lyons TA had outperformed all benchmarks over the 3-year and since inception periods and had outperformed its peer group and Morningstar category over the 5-year period. The Board noted that Lyons TA underperformed the Morningstar category and the Lipper Flexible Portfolio Funds Index over the 1-year period but performed in-line with the peer group over the same period. The Board noted that Lyons TA’s underperformance was not material relative to the pertinent benchmark.

Catalyst DA—The Board noted that Catalyst DA outperformed its peer group and Morningstar category over the 1-year period and in line with the peer group since inception but underperformed all other benchmarks across all other periods. The Board discussed that Catalyst DA’s underperformance could be attributed to its exposure to high momentum stocks. The Board observed that Catalyst remained confident in the long-term potential of Catalyst DA and its models which had proven successful in other market environments.

Catalyst Insider—The Board commented that Catalyst Insider outperformed the Short-Term Bond Morningstar category and the Bloomberg US Govt/Credit 1-3 Year TR Index across all periods. The Board noted that Catalyst Insider underperformed its peer group over the 1-year and since inception periods, but in-line with the peer group over the 3-year and 5-year periods. The Board observed that Catalyst Insider underperformed the High Yield Bond category across all periods. The Board discussed that, although it had exposure to high yield bonds, Catalyst Insider was primarily invested in investment grade bonds and that high yield bonds were relatively insulated from the unfavorable interest rate environment.

SMH High Income—The Board noted that while SMH High Income underperformed all of its benchmarks over the 1-year and 10-year periods, it outperformed all benchmarks over the 3-year and 5-year periods. The Board observed that SMH High Income’s concentrated portfolio was often over-or underweight industry allocations relative to its benchmarks.

SMH Total Return—The Board recognized that SMH Total Return outperformed its peer group, Morningstar category and the BofA Merrill Lynch US Cash Pay High Yield Index for the 1-year, 3-year and 5-year periods, although it lagged the S&P 500 TR Index, and a blend of the S&P 500 TR Index and the BofA Merrill Lynch US Cash Pay High Yield Index, across all periods. The Board observed that Catalyst reported that income-generating equities generally trailed the S&P 500 TR Index which accounted for SMH Total Return’s underperformance of the S&P 500.

Catalyst IRO—The Board commented that Catalyst IRO outperformed its peer group over the 5-year period and outperformed the Bloomberg MBS TR Index over the 5-year and since inception periods but trailed all other benchmarks for all other periods. The Board observed that Catalyst believed Catalyst IRO’s performance to be within a reasonable range of its peer group at all times and that Catalyst was recommending a change in sub-advisor for reasons unrelated to Catalyst IRO’s performance.

CIFC Floating Rate—The Board acknowledged that CIFC Floating Rate outperformed all of its benchmarks across all periods.

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Catalyst EIS—The Board acknowledged that Catalyst EIS outperformed all of its benchmarks across all periods.

After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Fees and Expenses. The Board reviewed the management fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board considered the allocation of the management fee to pay each sub-advisory fee compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub -advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate.

Catalyst SA—The Board noted that Catalyst SA’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each.

Warrington SP —The Board noted that Warrington SP’s management fee was tied with the high of its peer group and the Options Trading Morningstar category. The Board reviewed Warrington SP’s net expense ratio and noted that it was the higher than the medians and averages of its peer group and the Morningstar category, but below the highs of each.

Catalyst BS—The Board noted that although Catalyst BS’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, they were significantly lower than the highs of each.

Catalyst IMS—The Board recognized that Catalyst IMS’s management fee was higher than the medians and averages of its peer group and Morningstar categories, but lower than the highs of each, and significantly lower than the high of the Systematic Trend Morningstar category. The Board discussed that Catalyst IMS’s net expense ratio was the highest of its peer group but well below the highs of its Morningstar categories, and that acquired fund fees and expenses skewed the net expense ratio higher than funds that did not invest in other funds.

Millburn DCS—The Board discussed that the management fee for Millburn DCS was lower than the high of its peer group, the high of the Commodities Broad Basket Morningstar category, and well below the high of the Systematic Trend Morningstar category. The Board noted that the net expense ratio for Millburn DCS was lower than the highs of its peer group and Morningstar categories. The Board considered Catalyst’s explanation that Millburn DCS did not fit particularly well into any Morningstar category.

Millburn HS —The Board considered that Millburn HS’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar categories, but well below the highs of each.

Catalyst HE—The Board recognized that Catalyst HE’s management fee and net expense ratio were below the highs of its peer group and the Options Trading Morningstar category, but were the highs of the Derivative Income Morningstar category. The Board noted that Catalyst considered the Options Trading Morningstar category to provide a more apt comparison since the Derivative Income Morningstar category historically consisted of equity funds that utilized covered call writing to supplement income whereas Catalyst HE was using a proprietary and dynamic volatility overlay strategy.

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Catalyst IB—The Board observed that Catalyst IB’s management fee and net expense ratios were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each.

Catalyst Energy—The Board reviewed Catalyst Energy’s management fee and noted that it was equal to the high of its peer group and Morningstar category. The Board discussed that Catalyst Energy’s net expense ratio was significantly below the high of its peer group and on par with the average of its Morningstar category. The Board considered the specialized nature of Catalyst Energy’s investment strategy.

Catalyst PG—The Board stated Catalyst PG’s management fee and net expense ratios were higher than the averages and medians of its peer group and Morningstar category, but well below the highs of each.

MAP Global Equity—The Board commented that MAP Global Equity’s management fee was tied with the high of its peer group and Morningstar category. The Board noted that MAP Global Equity’s net expense ratio was slightly higher than the average of its peer group and well below the high of its Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s management fee was the high of its peer group but well below the high of its Morningstar category. The Board discussed that MAP Global Balanced’s net expense ratio was in line with the average of its peer group significantly lower than the high of its Morningstar category.

Lyons TA —The Board discussed that the management fee for Lyons TA was higher than the averages and medians of its peer group and Morningstar category, but below the highs of each. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and on par with the average of its Morningstar category.

Catalyst DA—The Board observed that Catalyst DA’s management fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each.

Catalyst Insider—The Board discussed that Catalyst Insider’s management fee was on par with the average of its peer group and below the high of the Short-Term Bond and High Yield Bond Morningstar categories. The Board noted that Catalyst Insider’s net expense ratio was lower than the average of its peer group and on par with the average of the High-Yield Bond Morningstar category.

SMH High Income—The Board reviewed SMH High Income’s management fee and net expense ratio and noted that they were higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each.

SMH Total Return—The Board acknowledged that SMH Total Return’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that SMH Total Return’s net expense ratio was the high of its peer group and Morningstar category and considered Catalyst’s explanation that the high net expense ratio was due to acquired fund fees and expenses and other non-waivable expenses.

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Catalyst IRO—The Board acknowledged that Catalyst IRO’s management fee was higher than the medians and averages of its peer group and Morningstar category but below the highs of each. The Board remarked that Catalyst IRO’s net expense ratio was lower than the median and average of its peer group.

CIFC Floating Rate—The Board remarked that the management fee for CIFC Floating Rate was the highest of its peer group and high of its Morningstar category and that its net expense ratio, although higher than the averages and medians of its peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans, and the fee was comparable to high yield funds. The Board acknowledged that CIFC Floating Rate’s net management fee, after fee waiver, was within range of its peer group.

Catalyst EIS—The Board recognized that Catalyst EIS’s management fee was the highest of its peer group and tied with the high of the Multisector Bond Morningstar category but below the high of the Nontraditional Bond Morningstar category. The Board discussed that Catalyst EIS’s net expense ratio was below the median of its peer group and significantly below the highs of its Morningstar categories.

After further discussion, the Board concluded that the management fee for each Catalyst Renewal Fund was not unreasonable.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement received by Catalyst from certain of the Catalyst Renewal Funds for distribution expenses pursuant to the Trust’s Rule 12b-1 plans. The Board noted that Catalyst was managing Catalyst SA, Catalyst PG, Catalyst IMS, and Warrington SP at a loss and therefore concluded that excessive profitability with respect to those Funds was not an issue at this time.

The Board acknowledged that, for all of the other Catalyst Renewal Funds, profits were used to compensate the owner personnel of Catalyst that provided management services to certain Catalyst Renewal Funds. The Board recognized that Catalyst’s aggregate profits would be reduced if those payments were taken into account.

The Board discussed that Catalyst earned a marginal profit from its Catalyst Agreement with the Trust for Catalyst HE. The Board observed that Catalyst earned a reasonable profit from managing Catalyst IB, Catalyst Insider, Millburn HS, Millburn DCS, MAP Global Equity, MAP Global Balanced, SMH High Income, SMH Total Return, Catalyst DA, Lyons TA, Catalyst EIS, Catalyst BS, CIFC Floating Rate, Catalyst IRO and Catalyst Energy. The Board discussed that Catalyst’s profit margins for each of these Catalyst Renewal Funds were well-within the industry norms for strategies similar to the particular Catalyst Renewal Fund. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund was not excessive.

Economies of Scale. The Board noted that the Catalyst Agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense limitation. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board acknowledged Catalyst’s increased costs from additional and heightened regulatory demands. The Board noted that no Catalyst Renewal Fund had reached such levels where profits were excessive and agreed to revisit the issue of breakpoints at the Catalyst Agreement’s next renewal.

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Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Catalyst Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Catalyst Agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Wynkoop, LLC with respect to Catalyst Enhanced Income Strategy Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Wynkoop Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Wynkoop, LLC (“Wynkoop”) with respect to Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”).

The Board examined Wynkoop’s responses to a series of questions regarding, among other things, its sub-advisory services provided to and Catalyst EIS, comparative fee and expense information, and profitability from sub-advising Catalyst EIS. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Wynkoop Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Wynkoop Agreement.

Nature, Extent, and Quality of Services. The Board discussed the investment sub-advisory services Wynkoop provided to Catalyst EIS. The Board considered the experience of Wynkoop’s key personnel and noted its satisfaction with the background and experience of each individual. The Board acknowledged that Wynkoop reviewed and utilized street research but made investment decisions based on its understanding of prevailing market conditions and the availability of investments as informed by its research. The Board remarked favorably on Wynkoop’s sound understanding of risk management. It noted that Wynkoop monitored trading activity daily and reviewed credit and investment limitations on an ongoing basis. The Board commented that Wynkoop reviewed its pre-trade checklist quarterly and maintained a compliance calendar which included employee acknowledgement of compliance policies and procedures. The Board observed that Wynkoop reviewed the financial statements of its broker-dealers annually and placed trades with only FINRA compliant broker dealers. The Board discussed that Wynkoop implemented an enhanced cybersecurity and information technology plan which included updated hardware, software and new security measures. The Board noted that an outside information technology security firm monitored Wynkoop’s network and data for potential threats. The Board observed that there had been no material litigation, administrative actions or cybersecurity incidents since the most recent renewal of the Wynkoop Agreement. The Board concluded that the services provided by Wynkoop were satisfactory and in line with its expectations.

Performance. The Board acknowledged that Catalyst EIS outperformed all of its benchmarks across all periods and concluded that it was satisfied with the returns delivered by Wynkoop.

Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.50% for Catalyst EIS and that 50% of the net advisory fee was paid by the advisor to Wynkoop. The Board acknowledged that Wynkoop’s sub-advisory fee for Catalyst EIS was lower than the fee Wynkoop charged to other accounts with similar strategies. The Board discussed the allocation of fees between the advisor and Wynkoop relative to their respective duties and other factors and agreed the allocation for Catalyst EIS was appropriate. The Board concluded that the sub-advisory fee received by Wynkoop for Catalyst EIS was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Wynkoop, noting that Wynkoop was earning a reasonable profit from sub-advising Catalyst EIS and that such profits were used primarily to compensate owner personnel that provided services to Catalyst EIS. The Board concluded that the excessive profitability of Wynkoop was not an issue for Wynkoop at this time.

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Economies of Scale. The Board considered whether it was likely that Wynkoop would realize economies of scale with respect to the sub-advisory services provided to Catalyst EIS. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board concluded that, although the Fund had grown in size over the past 12 months, based on the current size of Catalyst EIS and the nature of the portfolio positions, it was unlikely that Wynkoop was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from Wynkoop as the Board believed to be reasonably necessary to evaluate the terms of the Wynkoop Agreement between Catalyst and Wynkoop, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Wynkoop Agreement was in the best interests of Catalyst EIS and its shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC, with respect to Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “MAP Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”) with respect to Catalyst/MAP Global Equity Fund (“MAP Global Equity) and Catalyst/MAP Global Balanced Fund (“MAP Global Balanced” and collectively, the “MAP Funds”).

The Board examined MAP’s responses to a series of questions regarding, among other things, its sub-advisory services provided to MAP Global Equity and MAP Global Balanced, comparative fee and expense information, and profitability from sub-advising MAP Global Equity and MAP Global Balanced. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the MAP Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the MAP Agreement.

Nature, Extent and Quality of Services. The Board discussed the collective experience of MAP’s investment team and recognized that key personnel serving the MAP Funds had remained consistent for many years. The Board noted that MAP used industry trade publications, annual reports and company filings, publicly available market and economic research, electronic data and quotation services, spreadsheet analysis and statistical forecasting to generate investment ideas and monitor portfolio holdings. The Board commented that MAP’s investment decisions were based primarily on the judgment and experience of the investment team. The Board reviewed MAP’s risk mitigation policies and procedures and its use of monthly and quarterly checklists to monitor compliance with the MAP Funds’ investment limitations. The Board remarked that MAP strove to achieve a margin of safety when executing the MAP Funds’ investment strategies by seeking investments with low price-to-earnings ratios, low price-to-sales ratios and low price-to-book ratios to mitigate the potential downside risk. The Board considered that had devoted resources to its cyber security and disaster recovery efforts. The Board observed there were no material litigation, compliance issues or cybersecurity incidents reported since the sub-advisory agreement’s last renewal. The Board noted MAP selected its broker dealers on the basis of best execution and reviewed its best execution tests quarterly. The Board concluded that MAP could be expected to continue providing high quality service to the MAP Funds.

Performance. The Board reviewed the performance of each MAP Fund relative to its peer group and Morningstar category.

MAP Global Equity—The Board commented that MAP Global Equity outperformed its peer group, Morningstar category and the MSCI ACWI Index over the 1-year period and slightly trailed the MSCI ACWI Value Index over the same period. The Board noted that MAP Global Equity outperformed all benchmarks except for the MSCI ACWI Index over the 5-year and 10-year periods (performing in-line with its peer group for the 10-year period) and outperformed its Morningstar category and MSCI ACWI Value Index over the 3-year period. The Board discussed that underperformance to the MSCI ACWI Index over the 1-

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year period could be attributed to growth stocks being out of favor to value stocks, and vice-versa for other periods.

MAP Global Balanced—The Board observed that MAP Global Balanced outperformed all of its benchmarks over the 1-year period due its focus on value stocks which had come back into favor. The Board discussed that underperformance to benchmarks over other periods could be attributed to thematic trends of growth stocks outperforming value stocks in previous years.

After discussion, the Board concluded that the performance of each MAP Fund was acceptable.

Fees and Expenses. The Board noted that the advisor charged a management fee of 1.00% for each MAP Fund and that 50% of each MAP Fund’s net management fee (after certain expenses) was paid to MAP by the advisor. The Board acknowledged that MAP’s sub-advisory fee for each MAP Fund was equal to or lower than the fees MAP charged to its other client accounts with similar strategies. The Board discussed the allocation of fees between the advisor and MAP relative to their respective duties and other factors and agreed the allocation for each MAP Fund was appropriate. The Board concluded that the sub-advisory fee received by MAP for each MAP Fund was not unreasonable.

Profitability. The Board considered MAP’s profitability in connection with each MAP Fund. The Board noted that MAP was sub-advising both MAP Funds at a reasonable profit. The Board concluded that MAP’s profitability from either MAP Fund was not excessive.

Economies of Scale. The Board considered whether MAP had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each MAP Fund, it was unlikely that MAP was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from MAP as the Board believed to be reasonably necessary to evaluate the terms of the MAP Agreement between the advisor and MAP, and as assisted by the advice of counsel, the Board concluded that renewal of the MAP Agreement was in the best interests of each MAP Fund and its respective shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and CIFC Investment Management, LLC with respect to the Catalyst/CIFC Floating Rate Income Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors, LLC (“Catalyst”) and CIFC Investment Management, LLC (“CIFC”), (the “CIFC Agreement”) with respect to the Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”).

The Board examined CIFC’s responses to a series of questions regarding, among other things, its sub-advisory services provided to CIFC Floating Rate, comparative fee and expense information, and profitability from sub-advising CIFC Floating Rate. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the CIFC Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the CIFC Agreement.

Nature, Extent and Quality of Services. The Board noted that there had been no reported changes to the key personnel of CIFC servicing CIFC Floating Rate, each of whom had many years of industry experience with excellent academic and professional credentials. The Board discussed that CIFC’s investment process was a collaboration of investment research and portfolio management and trading. The Board observed that the investment research team conducted deep, disciplined due diligence on each potential investment to proactively make investment recommendations and monitored existing credit investments to identify, manage and mitigate risk. It noted that CIFC employed a mix of top-down and bottom-up analysis when making investment decisions, taking into consideration macro themes, industry trends, and issuer-specific factors. The Board reviewed CIFC’s process for monitoring compliance with CIFC Floating Rate’s investment limitations, which included hardcoding investment restrictions into CIFC’s portfolio management system. The Board discussed that CIFC ensured best execution of its broker-dealers with a review and approval process overseen by the chief information officer or chief operating officer. The Board reviewed CIFC’s description of its cybersecurity policy, noting that CIFC reported that it implemented a policy based on the framework established by the National Institute of Standards and Technology (NIST) at the U.S. Department of Commerce. The Board discussed that CIFC monitored liquidity daily. The Board noted that CIFC had no material compliance issues or litigation matters since the CIFC Agreement’s last renewal. After further discussion, the Board concluded that CIFC had the potential to continue providing high quality service to CIFC Floating Rate.

Performance—The Board acknowledged that CIFC Floating Rate outperformed all of its benchmarks across all periods.

Fees and Expenses. The Board noted that the advisor charged a management fee of 1.00% for CIFC Floating Rate and that 50% of CIFC Floating Rate’s net management fee (after certain expenses) was paid by the advisor to CIFC. The Board recognized that CIFC’s sub-advisory fee (a maximum of 0.50%) for CIFC Floating Rate was comparable to the fee CIFC charged to its other clients. The Board discussed the allocation of fees between the advisor and CIFC relative to their respective duties and other factors and

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agreed the allocation for CIFC Floating Rate was appropriate. The Board concluded that the sub-advisory fee received by CIFC for managing CIFC Floating Rate was not unreasonable.

Profitability. The Board remarked that CIFC provided revenue and expense information that indicated CIFC managed CIFC Floating Rate at a loss. The Board determined that excessive profitability therefore was not an issue for CIFC.

Economies of Scale. The Board considered whether CIFC had realized economies of scale with respect to the sub-advisory services provided to CIFC Floating Rate. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of CIFC Floating Rate, it was unlikely that CIFC was benefitting from any economies of scale that warranted a change in the total management fee or the sub-advisory fee.

Conclusion. Having requested and received such information from CIFC as the Board believed to be reasonably necessary to evaluate the terms of the CIFC Agreement between the advisor and CIFC, and as assisted by the advice of counsel, the Board concluded that renewal of the CIFC Agreement was in the best interests of CIFC Floating Rate and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and SMH Capital Advisors, Inc. with respect to Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “SMHCA Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and SMH Capital Advisors, Inc. (“SMHCA”) with respect to Catalyst/SMH High Income Fund (“SMH High Income) and Catalyst/SMH Total Return Fund (“SMH Total Return Fund”, and collectively, the “SMH Funds”).

The Board examined SMHCA’s responses to a series of questions regarding, among other things, its sub-advisory services provided to and SMH High Income and SMH Total Return, comparative fee and expense information, and profitability from sub-advising SMH High Income and SMH Total Return. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the SMHCA Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the SMHCA Agreement.

Nature, Extent and Quality of Services. The Board acknowledged the long tenure and expertise of SMHCA’s key personnel. The Board noted that SMHCA’s investment advisory services for the SMH Funds included security research and analysis, portfolio management and review of security prices. The Board reviewed SMHCA’s investment philosophy and the processes through which it made investment decisions. The Board discussed SMHCA’s policies for mitigating potential risks, including its use of trading and portfolio management software to keep each SMH Fund’s allocations in compliance with the respective Fund’s investment strategy. The Board observed that the SMH Funds’ portfolio holdings were continuously reviewed on an ad hoc basis and were formally reviewed at least annually by the chief compliance officer to ensure compliance with investment restrictions and guidelines set forth in the SMH Funds’ prospectus. The Board commented that SMHCA directed buy and sell orders to brokers that provided best execution. The Board noted that SMCHA reported no litigation, compliance issues or cybersecurity incidents since the SMHCA Agreement’s last renewal. The Board concluded that SMHCA had the ability to continue providing high quality service to each SMH Fund.

Performance. The Board reviewed the performance of each SMH Fund relative to its peer group and Morningstar category.

SMH High Income—The Board noted that while SMH High Income underperformed all of its benchmarks over the 1-year and 10-year periods, it outperformed all benchmarks over the 3-year and 5-year periods. The Board observed that SMH High Income’s concentrated portfolio was often over-or underweight industry allocations relative to its benchmarks.

SMH Total Return—The Board recognized that SMH Total Return outperformed its peer group, Morningstar category and the BofA Merrill Lynch US Cash Pay High Yield Index for the 1-year, 3-year and 5-year periods, although it lagged the S&P 500 TR Index, and a blend of the S&P 500 TR Index and the BofA Merrill Lynch US Cash Pay High Yield Index, across all periods. The Board observed that Catalyst

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

reported that income-generating equities generally trailed the S&P 500 TR Index which accounted for the SMH Total Return’s underperformance of the S&P 500.

After discussion, the Board concluded that the performance of each SMH Fund was acceptable.

Fees and Expenses. The Board noted that the advisor charged a management fee of 1.00% for each SMH Fund and that 50% of each SMH Fund’s net management fee (after certain expenses) was paid by the advisor to SMHCA. The Board recognized that SMHCA’s sub-advisory fee for each SMH Fund was comparable to, or lower than, the fees SMHCA charged to its other clients. The Board discussed the allocation of fees between the advisor and SMHCA relative to their respective duties and other factors and agreed the allocation for each SMH Fund was appropriate. The Board concluded that the sub-advisory fee received by SMHCA for each SMH Fund was not unreasonable.

Profitability. The Board commented that SMHCA earned a reasonable profit from sub-advising each of the SMH Funds. The Board concluded that SMHCA’s profitability from either SMH Fund was not excessive.

Economies of Scale. The Board considered whether SMHCA had realized economies of scale with respect to the sub-advisory services provided to each SMH Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub -advisory expense. The Board concluded that, based on the current size of each SMH Fund, it was unlikely that SMHCA was benefitting from any meaningful economies of scale.

Conclusion. Having requested and received such information from SMHCA as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between advisor and SMHCA, and as assisted by the advice of counsel, the Board concluded that renewal of the SMHCA Agreement was in the best interests of each SMH Fund and its respective shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Consideration and Approval of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Wynkoop, LLC with respect to Catalyst Interest Rate Opportunity Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, considered a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Wynkoop, LLC (“Wynkoop”), with respect to Catalyst Interest Rate Opportunity Fund (“Catalyst IRO”).

The Board examined Wynkoop’s responses to a series of questions regarding, among other things, the sub-advisory services it would provide to and Catalyst IRO, comparative fee and expense information, and its expected profitability from sub-advising Catalyst IRO. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to approval of the Sub-Advisory Agreement.

Nature, Extent, and Quality of Services. The Board noted its familiarity and experience with Wynkoop as a sub-advisor to another series in the Trust. The Board recalled that Wynkoop’s key personnel that would be serving Catalyst IRO were highly skilled in the financial services industries. The Board acknowledged that Wynkoop would review street research but make investment decisions based on its understanding of prevailing market conditions and the availability of investments as informed by its research. The Board remarked favorably on Wynkoop’s sound understanding of risk management. It noted that Wynkoop would monitor trading activity daily and review credit and investment limitations on an ongoing basis. The Board commented that Wynkoop would review its pre-trade checklist quarterly and maintain a compliance calendar which included employee acknowledgement of compliance policies and procedures. The Board observed that Wynkoop would review the financial statements of its broker-dealers annually and place trades with only FINRA compliant broker dealers. The Board discussed that Wynkoop implemented an enhanced cybersecurity and information technology plan which included updated hardware, software and new security measures. The Board noted that an outside information technology security firm monitored Wynkoop’s network and data for potential threats. The Board observed that Wynkoop had adequate insurance and that there had been no material litigation, administrative actions or cybersecurity incidents in the past three years. The Board concluded that Wynkoop had the experience and resources necessary to provide quality services to Catalyst IRO.

Performance. The Board reviewed the performance information presented by Wynkoop. The Board noted that the fund currently sub-advised by Wynkoop with a comparable strategy to Catalyst IRO had outperformed all of its benchmarks for all periods. The Board agreed that Wynkoop had the potential to provide reasonable returns to Catalyst IRO’s shareholders.

Fees and Expenses. The Board discussed that Wynkoop’s proposed sub-advisory fee was 50% of the net management fee (maximum of 0.625% annually) for sub-advising Catalyst IRO. The Board observed that Wynkoop’s proposed sub-advisory fee, and the allocation of fees between Catalyst and Wynkoop relative to their respective duties and other factors, were appropriate. The Board concluded that the sub-advisory fee to be charged with respect to Catalyst IRO was not unreasonable and the sub-advisory fee, in relation to the total management fee, was not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Profitability. The Board reviewed a profitability analysis provided by Wynkoop with respect to Catalyst IRO and noted that it anticipated realizing a modest profit during the first year of the Sub-Advisory Agreement and a reasonable profit during the second year of the Sub-Advisory Agreement. After further discussion, the Board agreed that the projected profits were not excessive.

Economies of Scale. The Board considered whether there would be economies of scale with respect to Wynkoop’s management of Catalyst IRO. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense, including the breakpoint at the fund family level.

Conclusion. Having requested and received such information from Wynkoop as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and Wynkoop, and as assisted by the advice and guidance of counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interests of Catalyst IRO and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	53	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Special Committee	Since 6/2006	Attorney since 1982.	37	Trustee of Variable Insurance Trust since 2010
Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2022

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012- 3/2022	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	37	Variable Insurance Trust since 2010

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/22) and held for the entire period through 6/30/2022.

Actual Expenses

The “Actual” columns of the table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
		Beginning
	Fund’s Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio *	01/01/22	Value 6/30/22	During Period **	Value 6/30/22	During Period **
Catalyst Insider Income Fund - Class A	1.00%	$1,000.00	$917.30	$4.75	$1,019.84	$5.01
Catalyst Insider Income Fund - Class C	1.75%	1,000.00	914.10	8.31	1,016.12	8.75
Catalyst Insider Income Fund - Class I	0.75%	1,000.00	917.70	3.57	1,021.08	3.76
Catalyst Enhanced Income Strategy Fund - Class A	1.75%	1,000.00	966.80	8.53	1,016.12	8.75
Catalyst Enhanced Income Strategy Fund - Class C	2.50%	1,000.00	963.10	12.17	1,012.40	12.47
Catalyst Enhanced Income Strategy Fund - Class I	1.50%	1,000.00	968.00	7.32	1,017.36	7.50
Catalyst/MAP Global Balanced Fund - Class A	1.22%	1,000.00	923.60	5.82	1,018.74	6.11
Catalyst/MAP Global Balanced Fund - Class C	1.97%	1,000.00	920.20	9.38	1,015.03	9.84
Catalyst/MAP Global Balanced Fund - Class I	0.97%	1,000.00	925.30	4.63	1,019.98	4.86
Catalyst/CIFC Floating Rate Income Fund - Class A	1.15%	1,000.00	947.50	5.55	1,019.09	5.76
Catalyst/CIFC Floating Rate Income Fund - Class C	1.90%	1,000.00	943.80	9.16	1,015.37	9.49
Catalyst/CIFC Floating Rate Income Fund - Class I	0.90%	1,000.00	947.70	4.35	1,020.33	4.51
Catalyst/SMH High Income Fund - Class A	1.48%	1,000.00	832.30	6.72	1,017.46	7.40
Catalyst/SMH High Income Fund - Class C	2.23%	1,000.00	827.10	10.10	1,013.74	11.13
Catalyst/SMH High Income Fund - Class I	1.23%	1,000.00	833.30	5.59	1,018.70	6.16
Catalyst/SMH Total Return Income Fund - Class A	1.58%	1,000.00	837.50	7.20	1,016.96	7.90
Catalyst/SMH Total Return Income Fund - Class C	2.33%	1,000.00	836.00	10.61	1,013.24	11.63
Catalyst/SMH Total Return Income Fund - Class I	1.33%	1,000.00	838.20	6.06	1,018.20	6.66
Catalyst Interest Rate Opportunity - Class A ***	1.58%	1,000.00	975.20	7.74	1,016.96	7.90
Catalyst Interest Rate Opportunity - Class C ***	2.33%	1,000.00	971.50	11.39	1,013.24	11.63
Catalyst Interest Rate Opportunity - Class I ***	1.33%	1,000.00	977.50	6.52	1,018.20	6.66

*	Annualized expense ratio does not include interest expenses or dividend expenses.

**	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

***	Formerly, Catalyst/Stone Beach Income Opportunity Fund

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL	Alpha Centric	844-223-8637
	Catalyst	866-447-4228
	Day Hagan	877-329-4246
	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the SEC’s website at http://www.sec.gov.

CatalystIncome-AR22

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2022	2021
Catalyst Insider Income	13,000	13,000
Catalyst/MAP Global Balanced Fund	13,500	13,500
Catalyst/CIFC Floating Rate Income Fund	13,000	13,000
Catalyst/SMH High Income Fund	13,000	13,000
Catalyst/SMH Total Return Income Fund	13,000	13,000
Catalyst Interest Rate Opportunity Fund	15,000	15,000
Catalyst Enhanced Income Strategy Fund	15,000	15,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2022	2021
Catalyst Insider Income	2,000	2,000
Catalyst/MAP Global Balanced Fund	2,000	2,000
Catalyst/CIFC Floating Rate Income Fund	2,000	2,000
Catalyst/SMH High Income Fund	2,000	2,000
Catalyst/SMH Total Return Income Fund	2,000	2,000
Catalyst Interest Rate Opportunity Fund	2,000	2,000
Catalyst Enhanced Income Strategy Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2022, and 2021 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2022 and 2021, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.
(h)	Not Applicable
(I)	Not Applicable.
(J)

Not Applicable.

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,, the Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-ENDED MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover __________
President
Date: September 02, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover __________
President
Date: September 02, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 02, 2022